                                                                   EXHIBIT 10.29

                                                                    CONFIDENTIAL

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                   DEVELOPMENT AND COMMERCIALIZATION AGREEMENT


                                 BY AND BETWEEN

                          THIRD WAVE TECHNOLOGIES, INC.


                                       AND

                            ACLARA BIOSCIENCES, INC.




                             DATED OCTOBER 24, 2001


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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [ * ]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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                                                                    CONFIDENTIAL

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE 1 DEFINITIONS2
         1.1.     "ACLARA COMPONENT" .....................................    2
         1.2.     "ACLARA MARKS" .........................................    2
         1.3.     "ACLARA PARTNER" .......................................    2
         1.4.     "ACLARA TECHNOLOGY" ....................................    2
         1.5.     "AFFILIATE" ............................................    2
         1.6.     "APPROVED PRODUCT" .....................................    3
         1.7.     "[ * ] INSTRUMENT" .....................................    3
         1.8.     "CLEAVASE ENZYME" ......................................    3
         1.9.     "COLLABORATION PRODUCT" ................................    3
         1.10.    "COMMERCIAL LAUNCH" ....................................    3
         1.11.    "COMMERCIALIZATION COSTS" ..............................    3
         1.12.    "COMMERCIALIZING PARTY" ................................    4
         1.13.    "COMMERCIALIZATION PLAN AND BUDGET" ....................    4
         1.14.    "COMMERCIALIZATION TEAM LEADER" ........................    4
         1.15.    "CONTROLLED AFFILIATE" .................................    4
         1.16.    "COVER" ................................................    4
         1.17.    "CUSTOMER" .............................................    4
         1.18.    "DEVELOPMENT COMMITTEE" ................................    4
         1.19.    "DEVELOPMENT COSTS" ....................................    4
         1.20.    "DEVELOPMENT PERSONNEL" ................................    4
         1.21.    "DEVELOPMENT PLAN AND BUDGET" ..........................    4
         1.22.    "DEVELOPMENT PROGRAM" ..................................    5
         1.23.    "DEVELOPMENT RATE" .....................................    5
         1.24.    "DEVELOPMENT TERM" .....................................    5
         1.25.    [ * ] ..................................................    5
         1.26.    "EARLY ACCESS PROGRAM" .................................    5
         1.27.    "ETAG PRODUCT" .........................................    5
         1.28.    "ETAG SIGNAL PROBE" ....................................    5
         1.29.    "EXCLUSIVE CONTROL" ....................................    5
         1.30.    "EXCLUSIVE TARGET ROYALTY" .............................    5
         1.31.    "FIELD" ................................................    5
         1.32.    "FINANCE SUB-COMMITTEE" ................................    6
         1.33.    "FTE" OR "FULL-TIME EQUIVALENT" ........................    6
         1.34.    "GAAP" .................................................    6
         1.35.    "GENOTYPING APPLICATIONS" ..............................    6
         1.36.    "INTELLECTUAL PROPERTY RIGHTS" .........................    6
         1.37.    "INTELLECTUAL PROPERTY SUB-COMMITTEE" ..................    6
         1.38.    "INVADER PROBE" ........................................    6

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                                TABLE OF CONTENTS

                                                                            PAGE

         1.39.    "INVADER REACTION" .....................................    6
         1.40.    "JOINT DISTRIBUTOR" ....................................    6
         1.41.    "JOINT MARK" ...........................................    6
         1.42.    "JOINT PRODUCT FORECAST" ...............................    7
         1.43.    "JOINT STEERING COMMITTEE" .............................    7
         1.44.    "LICENSABLE" ...........................................    7
         1.45.    "MANUFACTURING COSTS" ..................................    7
         1.46.    "MANUFACTURING PARTY" ..................................    7
         1.47.    "MARKETING DISTRIBUTOR" ................................    8
         1.48.    [ * ] ..................................................    8
         1.49.    "MILESTONE" ............................................    8
         1.50.    "MULTI-TARGET ANALYSIS" ................................    8
         1.51.    "MULTI-TARGET ETAG PROBE SET" ..........................    8
         1.52.    "NET SALES" ............................................    8
         1.53.    "NON-COMMERCIALIZING PARTY" ............................    9
         1.54.    "NON-EXCLUSIVE CONTROL" ................................    9
         1.55.    "NON-EXCLUSIVE TARGET ROYALTY" .........................    9
         1.56.    "NON-HYBRIDIZING REGION" ...............................    9
         1.57.    "PATENT RIGHTS" ........................................    9
         1.58.    "PRIMARY PROBE" ........................................    9
         1.59.    "PROJECT LEADER" .......................................   10
         1.60.    "PROPRIETARY TARGET ROYALTY" ...........................   10
         1.61.    [ * ] ..................................................   10
         1.62.    "SALES GOAL" ...........................................   10
         1.63.    "SOFTWARE" .............................................   10
         1.64.    "SPECIFICATIONS" .......................................   10
         1.65.    "TARGET" ...............................................   11
         1.66.    "TARGET FEES" ..........................................   11
         1.67.    "TECHNOLOGY" ...........................................   11
         1.68.    "TWT TECHNOLOGY" .......................................   11
         1.69.    "TWT MARKS" ............................................   11
         1.70.    "VALID CLAIM" ..........................................   11

ARTICLE 2 DEVELOPMENT PROCEDURES .........................................   12
         2.1.     PROJECT LEADERS ........................................   12
         2.2.     DEVELOPMENT COMMITTEE ..................................   13

ARTICLE 3 DEVELOPMENT PLAN AND BUDGET ....................................   14
         3.1.     GENERAL ................................................   14
         3.2.     CONTENTS ...............................................   15
         3.3.     PERIODIC REVIEWS .......................................   15
         3.4.     DEVELOPMENT PRIORITIES .................................   15

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         3.5.     EXPANSION OF THE FIELD .................................   15

ARTICLE 4 DEVELOPMENT PROGRAM ............................................   15
         4.1.     DEVELOPMENT PROGRAM ....................................   15
         4.2.     [ * ] INSTRUMENTS ......................................   16
         4.3.     PROPRIETARY TARGETS ....................................   16
         4.4.     CHANGES ................................................   18
         4.5.     EXTENSION OF MILESTONE DATES ...........................   18
         4.6.     DEVELOPMENT REPORTS AND RECORDS ........................   18
         4.7.     DEVELOPMENT TERM .......................................   19
         4.8.     DEVELOPMENT PROGRAM LICENSES ...........................   19
         4.9.     THIRD PARTY TECHNOLOGY .................................   19
         4.10.    AGREEMENTS WITH EMPLOYEES AND SUBCONTRACTORS ...........   20
         4.11.    VISITING PERSONNEL .....................................   20
         4.12.    EQUIPMENT OWNERSHIP ....................................   20

ARTICLE 5 FUNDING OF DEVELOPMENT PROGRAM .................................   20
         5.1.     FUNDING ................................................   20
         5.2.     DEVELOPMENT RATE .......................................   20
         5.3.     OTHER APPROVED DEVELOPMENT COSTS .......................   21
         5.4.     PAYMENT ................................................   21
         5.5.     EXCESS COSTS ...........................................   21
         5.6.     RECONCILIATION .........................................   22

ARTICLE 6 JOINT STEERING COMMITTEE AND COMMERCIALIZATION PLAN
          AND BUDGET .....................................................   22
         6.1.     GENERAL ................................................   22
         6.2.     COMMERCIALIZATION TEAM LEADER ..........................   22
         6.3.     [INTENTIONALLY OMITTED] ................................   23
         6.4.     JOINT STEERING COMMITTEE ...............................   23
         6.5.     FINANCE SUB-COMMITTEE ..................................   25
         6.6.     COMMERCIALIZATION PLAN AND BUDGET ......................   25
         6.7.     FUNDING OF COMMERCIALIZATION ACTIVITIES ................   27
         6.8.     JOINT PRODUCT FORECASTS AND ORDERS .....................   29

ARTICLE 7 COMMERCIALIZATION ..............................................   29
         7.1.     GENERAL RESPONSIBILITIES ...............................   29
         7.2.     SALES GOALS ............................................   30
         7.3.     COMMERCIAL LAUNCH ......................................   30
         7.4.     MARKETING AND DISTRIBUTION BY TWT ......................   30
         7.5.     MARKETING AND DISTRIBUTION BY ACLARA ...................   31
         7.6.     INDIRECT DISTRIBUTION ..................................   31
         7.7.     NO OTHER DISTRIBUTION RIGHTS ...........................   32

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                                TABLE OF CONTENTS

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         7.8.     PRODUCT CONFIGURATIONS .................................   32
         7.9.     MARKETING MATERIALS AND PRESENTATIONS ..................   32
         7.10.    CUSTOMER AGREEMENTS ....................................   32
         7.11.    THIRD PARTY PATENTS ....................................   33
         7.12.    PACKAGING AND LABELING .................................   33
         7.13.    CUSTOMER RESTRICTIONS ..................................   34
         7.14.    CUSTOMER SUPPORT AND WARRANTIES ........................   34
         7.15.    INTERNAL USE ...........................................   34

ARTICLE 8 COMMERCIALIZATION ECONOMICS ....................................   35
         8.1.     INITIAL PAYMENTS .......................................   35
         8.2.     ACCOUNTING DEFINITIONS .................................   35
         8.3.     ACCOUNTING BASED ON SALES ..............................   36
         8.4.     PROPRIETARY TARGET ROYALTIES ...........................   37
         8.5.     PROPRIETARY TARGET OFFSETS .............................   38
         8.6.     BUNDLING ...............................................   39
         8.7.     OTHER THIRD PARTY ROYALTIES ............................   39

ARTICLE 9 TRADEMARKS AND BRANDING ........................................   39
         9.1.     JOINT MARKS ............................................   39
         9.2.     CO-BRANDING ............................................   40

ARTICLE 10 MANUFACTURING .................................................   42
         10.1.    LICENSES ...............................................   42
         10.2.    RESTRICTIONS ...........................................   42
         10.3.    RESPONSIBILITIES .......................................   42
         10.4.    ECONOMICS ..............................................   43
         10.5.    PRODUCT CHANGES ........................................   43

ARTICLE 11 SUPPLY OF ACLARA COMPONENTS ...................................   44
         11.1.    TERMS AND CONDITIONS ...................................   44
         11.2.    SUPPLY .................................................   44
         11.3.    FORECASTS ..............................................   44
         11.4.    ORDERS .................................................   45
         11.5.    COMPENSATION ...........................................   45
         11.6.    DELIVERY ...............................................   45
         11.7.    INVOICING ..............................................   46
         11.8.    QUALITY AND QUALITY CONTROL ............................   46
         11.9.    INSPECTION/REJECTION ...................................   46
         11.10.   PRODUCT WARRANTY .......................................   47
         11.11.   SHORTAGE OF SUPPLY OF ACLARA COMPONENTS ................   47
         11.12.   THIRD PARTY CONTRACTORS ................................   50

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ARTICLE 12 SUPPLY OF APPROVED PRODUCTS ...................................   50
         12.1.    TERMS AND CONDITIONS ...................................   50
         12.2.    SUPPLY .................................................   50
         12.3.    FORECASTS ..............................................   51
         12.4.    ORDERS .................................................   52
         12.5.    CONSIDERATION ..........................................   52
         12.6.    DELIVERY ...............................................   53
         12.7.    INVOICING ..............................................   53
         12.8.    QUALITY AND QUALITY CONTROL ............................   53
         12.9.    INSPECTION/REJECTION ...................................   53
         12.10.   PRODUCT WARRANTY .......................................   54
         12.11.   SHORTAGE OF SUPPLY OF APPROVED PRODUCTS ................   54
         12.12.   THIRD PARTY CONTRACTORS ................................   58

ARTICLE 13 PAYMENTS; REPORTS; RECORDS ....................................   59
         13.1.    RECONCILIATION .........................................   59
         13.2.    INITIAL PAYMENT UPON MANUFACTURE OF APPROVED
                  PRODUCTS ...............................................   59
         13.3.    SUPPLY OF ACLARA COMPONENTS AND APPROVED PRODUCTS
                  TO TWT .................................................   59
         13.4.    SUPPLY OF CLEAVASE ENZYME AND APPROVED PRODUCTS
                  TO ACLARA ..............................................   59
         13.5.    PAYMENTS FOR INTERNAL USE BY THE MANUFACTURING
                  PARTY ..................................................   59
         13.6.    PAYMENT METHOD .........................................   60
         13.7.    CURRENCY CONVERSION ....................................   60
         13.8.    RECORDS; INSPECTION ....................................   60
         13.9.    TAXES ..................................................   61

ARTICLE 14 INTELLECTUAL PROPERTY .........................................   62
         14.1.    OWNERSHIP ..............................................   62
         14.2.    PROSECUTION OF SOLELY OWNED PATENT RIGHTS ..............   64
         14.3.    PROSECUTION OF JOINTLY OWNED PATENT RIGHTS .............   64

ARTICLE 15 CONFIDENTIALITY ...............................................   66
         15.1.    CONFIDENTIAL INFORMATION ...............................   66
         15.2.    PERMITTED USE AND DISCLOSURE ...........................   67
         15.3.    CONFIDENTIAL TERMS/PUBLICITY ...........................   67
         15.4.    PROPRIETARY MARKINGS ...................................   67

ARTICLE 16 REPRESENTATIONS, WARRANTIES, AND DISCLAIMERS ..................   68
         16.1.    GENERAL ................................................   68
         16.2.    BY TWT .................................................   68
         16.3.    BY ACLARA ..............................................   68
         16.4.    DISCLAIMERS ............................................   68

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ARTICLE 17 INDEMNIFICATION ...............................................   69
         17.1.    INDEMNIFICATION OF TWT .................................   69
         17.2.    INDEMNIFICATION OF ACLARA ..............................   70
         17.3.    PROCEDURE ..............................................   70

ARTICLE 18 DISPUTE RESOLUTION ............................................   71
         18.1.    DISPUTES ...............................................   71
         18.2.    FULL ARBITRATION .......................................   71
         18.3.    SHORT FORM ARBITRATION .................................   72
         18.4.    COMMERCIALIZATION PLAN AND BUDGET DISPUTE
                  RESOLUTION .............................................   73

ARTICLE 19 TERM AND TERMINATION ..........................................   74
         19.1.    TERM ...................................................   74
         19.2.    NO APPROVAL FOR COMMERCIAL LAUNCH ......................   74
         19.3.    TERMINATION FOR CAUSE ..................................   74
         19.4.    [INTENTIONALLY OMITTED] ................................   75
         19.5.    EFFECT OF TERMINATION ..................................   75
ARTICLE 20 GENERAL .......................................................   80
         20.1.    NO OTHER RIGHTS ........................................   80
         20.2.    GOVERNING LAW AND JURISDICTION .........................   80
         20.3.    ASSIGNMENT .............................................   80
         20.4.    INDEPENDENT CONTRACTORS ................................   81
         20.5.    FORCE MAJEURE ..........................................   81
         20.6.    NOTICES ................................................   81
         20.7.    COMPLIANCE WITH LAWS ...................................   82
         20.8.    ARTICLE AND SECTION HEADINGS, LANGUAGE AND
                  CONSTRUCTION ...........................................   82
         20.9.    MODIFICATION AND WAIVER ................................   82
         20.10.   SEVERABILITY ...........................................   83
         20.11.   ENTIRE AGREEMENT .......................................   83
         20.12.   FURTHER ASSURANCES .....................................   83
         20.13.   BANKRUPTCY .............................................   84
         20.14.   COUNTERPARTS ...........................................   84

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                                                                    CONFIDENTIAL

                   DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

         This Development and Commercialization Agreement (the "AGREEMENT"), effective as of October 24, 2001 (the "EFFECTIVE DATE"), is made by and between Third Wave Technologies, Inc., a Delaware corporation, having a place of business at 502 S. Rosa Road, Madison, WI 53719 ("TWT"), and ACLARA BioSciences, Inc., a Delaware corporation, having a place of business at 1288 Pear Avenue, Mountain View, CA 94043 ("ACLARA") (each a "PARTY;" together the "PARTIES").

                                   BACKGROUND

         A. TWT has technology and intellectual property for, among other things, genetic analysis, including test kits, components, and other products and services based upon its proprietary Invader(R) platform, and is in the business of manufacturing and commercializing such products, components and services.

         B. Similarly, ACLARA has technology and intellectual property for, among other things, genetic analysis and biopharmaceutical research, including products and components based upon ACLARA's proprietary eTag(TM) technology.

         C. On the terms and conditions set forth below, ACLARA and TWT desire to collaborate to develop and commercialize assay kits for use on [ * ] instruments commercially available from third parties to perform simultaneous multiple gene expression and/or genotyping assays, each assay testing for a unique analyte, using ACLARA's eTag(TM) technology in TWT's Invader(R) platform.

         D. Additionally, TWT has built up significant manufacturing capacities and capabilities for assay kits which the Parties intend to utilize, to the extent mutually agreed, to manufacture the co-developed assay products hereunder, all on the terms and conditions set forth below.

         E. The Parties acknowledge that the arrangement set forth in this Agreement is intended to make available to customers a wider range and variety of products than would have been available in the time frames contemplated herein in the absence of the collaboration between the Parties.

         NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, TWT and ACLARA each agree as follows:

---------------------

  [ * ] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                                    CONFIDENTIAL

                                    ARTICLE 1

                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings indicated:

         1.1. "ACLARA COMPONENT" shall mean an ACLARA Precursor in a [ * ]. As used herein, "ACLARA Precursors" shall mean [ * ].

         1.2. "ACLARA MARKS" shall mean the trademarks, trade names, and logos of ACLARA set forth in Exhibit 1.2, as amended by ACLARA from time to time in accordance with this Agreement. ACLARA uses "eTag" as a trademark of ACLARA, but such term is printed in this Agreement without the (TM) mark for convenience.

         1.3. "ACLARA PARTNER" shall mean a non-Affiliate third party entity that ACLARA has proposed to TWT in writing be authorized by TWT to distribute Approved Products under this Agreement concurrently with the distribution, as authorized by ACLARA, of [ * ].

         1.4. "ACLARA TECHNOLOGY" shall mean the ACLARA Patents and ACLARA Technical Information.

                  1.4.1 "ACLARA PATENTS" shall mean all Patent Rights owned or Licensable by ACLARA or its Controlled Affiliates during the term of this Agreement which would, absent a license or other authorization from the owner of such Patent Rights, be infringed by the composition, manufacture, sale, use, importation, or other exploitation of an Approved Product (or any component thereof).

                  1.4.2 "ACLARA TECHNICAL INFORMATION" shall mean all Technology disclosed by ACLARA directly to TWT during the term of this Agreement to the extent it relates to the composition, manufacture, sale, use, importation, or other exploitation of an Approved Product, and trade secret rights to the extent embodied in such Technology that are proprietary to or Licensable by ACLARA or its Controlled Affiliates.

         1.5. "AFFILIATE" shall mean any entity which controls, is controlled by or is under common control with the applicable entity for so long as such control exists. For purposes of this definition, "control" shall mean beneficial ownership of fifty percent (50%) or more of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority). A "CONTROLLED AFFILIATE" shall mean an entity that is controlled by a Party to this Agreement.

---------------------

  [ * ] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                                    CONFIDENTIAL

         1.6. "APPROVED PRODUCT" shall mean a Collaboration Product for which the Parties have agreed in writing upon a Specification and that is developed by the Parties under this Agreement, which Collaboration Product (i) consists of a Multi-Target eTag Probe Set, Cleavase Enzyme, and appropriate buffers, all as specified in the Specification for such Collaboration Product and (ii) is designed and intended for use to perform the particular Multi-Target Analysis, producing the resulting eTag Products, using a [ * ] Instrument, each as set forth in such Specifications. For clarity, each Approved Product shall be limited to, and include, [ * ] as set forth in such Specifications. Notwithstanding anything to the contrary, Approved Product shall not mean any [
* ]t.

         1.7. "[ * ] INSTRUMENT" shall mean any instrument, other than a [ * ] on samples which is generally commercially available from a third party during the term of this Agreement and which is suitable for use to separate in the same solution multiple products by molecular weight and charge, including those resultant eTag Products that arise from performing multiple genotyping and/or gene expression analyses simultaneously in such a solution, and is suitable for detecting and/or quantifying each of such multiple eTag Products. [ * ] Instrument shall include the instruments identified in Exhibit 1.7.

         1.8. "CLEAVASE ENZYME" shall mean any enzyme that (A) has the ability to recognize the structure formed by the hybridization of an Invader Probe and a Primary Probe to their cognate Target sequence such that the Invader Probe overlaps, at its 3' terminus by at least one nucleotide, the duplex formed by the hybridization of the Primary Probe to the complementary region of the Target; (B) has the ability to [ * ]. It is acknowledged and agreed that Cleavase Enzyme shall include the enzymes having the three properties described in (A), (B), and (C) of this Section 1.8 above, regardless of whether or not the enzyme has other properties or uses, including [ * ]. Cleavase Enzyme shall include those enzymes identified on Exhibit 1.8, as may be updated from time to time by TWT.

         1.9. "COLLABORATION PRODUCT" shall mean a kit that is designed and intended for use to perform a Multi-Target Analysis, producing the resulting eTag Products to be analyzed by a [ * ] Instrument.

         1.10. "COMMERCIAL LAUNCH" shall mean, with respect to each Approved Product, the first bona fide commercial sale of such Approved Product to a non-Affiliate third party in any country of the world in a fully arms length transaction by or under authority of a Party or its Marketing Distributor, including Joint Partners and ACLARA Partners, and including distribution under the Early Access Program.

         1.11.  "COMMERCIALIZATION  COSTS"  shall have the  meaning set forth in
Exhibit 1.11.

---------------------

  [ * ] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                                    CONFIDENTIAL

         1.12. "COMMERCIALIZING PARTY" shall mean, with respect to each particular unit of Approved Product, the Party that actually distributed such unit to a Customer or to a Marketing Distributor.

         1.13. "COMMERCIALIZATION PLAN AND BUDGET" shall mean the plan and budget in effect from time to time for commercialization of the Approved Products, as established and modified by the Joint Steering Committee in accordance with Article 6.

         1.14. "COMMERCIALIZATION TEAM LEADER" shall have the meaning set forth in Section 6.2.

         1.15.  "CONTROLLED  AFFILIATE"  shall have the  meaning as set forth in
Section 1.5.

         1.16. "COVER" shall mean that, with respect to any Target, the composition, manufacture, use, sale, offer for sale, importation, or other exploitation of such Target would infringe at least one Valid Claim of the applicable Patent Rights absent a license or other authorization from the owner of such Patent Rights. Notwithstanding anything to the contrary, Patent Rights shall be deemed to Cover a Target for purposes of this Agreement to the extent that the Party or its Controlled Affiliate having rights under the Patent Rights [ * ] to a non-Affiliate third party for a license under such Patent Rights as a result of the manufacture, use, sale, offer for sale, importation, or other exploitation hereunder of the Approved Product designed to detect and/or quantify such Target.

         1.17. "CUSTOMER" shall mean an end user customer that purchases an Approved Product for its own use, including to provide services to others, and not for further distribution.

         1.18. "DEVELOPMENT COMMITTEE" shall have the meaning defined in Section
2.2 below.

         1.19. "DEVELOPMENT COSTS" shall mean the total of (i) the hours actually expended by Development Personnel of a Party in order to perform the Party's responsibilities in accordance with the Development Plan and Budget multiplied by the Development Rate in effect at the time such hours are incurred; and (ii) such other costs and expenses actually incurred by such Party in performing its responsibilities under the Development Program to the extent set forth in Section 5.3.

         1.20. "DEVELOPMENT PERSONNEL" shall mean employees and subcontractors of a Party assigned (full- or part-time) to conduct development or other work under the Development Program, including Project Leaders, scientists, research and manufacturing staff, quality control and assurance personnel, technicians or the like, but excluding non-technical, non-professional personnel such as secretarial or administrative staff.

         1.21. "DEVELOPMENT PLAN AND BUDGET" shall mean the plan and budget in effect from time to time for the Development Program, as established and modified by the Development Committee in accordance with Articles 2, 3 and 4.

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  [ * ] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                                    CONFIDENTIAL

         1.22. "DEVELOPMENT PROGRAM" shall have the meaning set forth in Section 4.1.

         1.23. "DEVELOPMENT RATE" shall mean the FTE rate for determining Development Costs as set forth in Section 5.2.

         1.24.  "DEVELOPMENT  TERM"  shall have the meaning set forth in Section
4.7.

         1.25. [ * ]

         1.26.  "EARLY  ACCESS  PROGRAM"  shall  have the  meaning  set forth in
Section 6.6.4.

         1.27. "ETAG PRODUCT" shall mean a molecule consisting of [ * ].

         1.28. "ETAG SIGNAL PROBE" shall mean a [ * ].

         1.29. "EXCLUSIVE CONTROL" shall mean that the applicable Party or its Controlled Affiliate (i) solely owns all right, title, and interest in and to Patent Rights Covering a Target reasonably sufficient to exclude all others from the manufacture, and from the sale, in the applicable country of all generally commercially available products to detect and/or quantify such Target, or (ii) has a license under Patent Rights Covering a Target of the applicable Approved Product to make, use, sell, offer to sell, and import the Approved Product in the applicable country, which rights are exclusive (including with respect to the licensor and all third parties) reasonably sufficient to exclude all others from the manufacture, and from the sale, in the applicable country of all generally commercially available products to detect and/or quantify such Target. Notwithstanding the foregoing, rights retained by a government entity, or rights retained by a licensor for non-commercial applications, shall not be considered for purposes of determining whether or not the applicable Party or its Controlled Affiliate has Exclusive Control. A Party or its Controlled Affiliate, as applicable, shall be required to have rights to enforce the applicable Patent Rights, however, in order to qualify as having Exclusive Control; provided that such enforcement rights with respect to Patent Rights licensed from another entity may be backup rights that are triggered only if the licensor (or others on its behalf) does not enforce the Patent Rights.

         1.30. "EXCLUSIVE TARGET ROYALTY" shall mean, with respect to each Target Exclusively Controlled by a Party or its Controlled Affiliate to which an Approved Product is directed, an amount equal to the greater of (i) and (ii) below, divided by the total number of Targets to which the Approved Product is directed: (i) [ * ] percent [ * ] of the Net Sales based upon the sale by the Commercializing Party or its Affiliate of such Approved Product directly to a Customer or to a Marketing Distributor in the country where so Exclusively Controlled; or (ii) (X + Y), where X is equal to the [ * ], and Y is [ * ] percent of such Net Sales. For purposes of this Agreement, an Approved Product shall be considered directed only to the Targets set forth in its Specifications.

         1.31. "FIELD" shall mean all research applications for nucleic acid analysis concerning [ * ], including such research applications involving [ * ]; but excluding [ * ].

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         1.32.  "FINANCE  SUB-COMMITTEE"  shall mean the committee  described in
Section 6.5.

         1.33. "FTE" or "FULL-TIME EQUIVALENT" shall mean a dedicated full-time employee or contractor of ACLARA or TWT, as the case may be, or in the case of less than a full-time dedicated person, a full-time, equivalent person year, each based upon the total of one thousand eight hundred eighty (1,880) hours per year of work on activities under the Development Program.

         1.34. "GAAP" shall mean the then-current applicable Generally Accepted Accounting Principles in the United States consistently applied as recognized or accepted by the United States Securities and Exchange Commission and the Financial Accounting Standards Board. As used herein, "GAAP" shall also include cost accounting principles and procedures that are generally accepted in the United States.

         1.35. "GENOTYPING APPLICATIONS" shall mean use of an Approved Product for purposes of detection and/or quantification of a DNA Target.

         1.36. "INTELLECTUAL PROPERTY RIGHTS" shall mean any and all rights in, to, or arising out of any (i) Patent Rights; (ii) trade secrets or know how;
(iii) copyrights, copyright registrations, or any application therefor, in the U.S. or any foreign country, or any other right corresponding thereto throughout the world, including moral rights; or (iv) any other intellectual property or proprietary right anywhere in the world.

         1.37. "INTELLECTUAL PROPERTY SUB-COMMITTEE" shall mean the committee described in Section 14.3.2(ii).

         1.38. "INVADER PROBE" shall mean an oligonucleotide probe comprising
(A) a region complementary to, and designed to hybridize to, the 3' portion of the Target; and (B) an additional region (the "OVERLAP REGION") located on the 3' end of such oligonucleotide probe, which Overlap Region adjoins the foregoing complementary region and comprises one or more nucleotides or other structural moieties that overlaps the duplex formed by the hybridization [ * ]. The Overlap Region may be complementary or non-complementary to the Target.

         1.39. "INVADER REACTION" shall mean the reaction occurring as a result of the recognition and cleavage by a Cleavase Enzyme of the structure formed by the hybridization of a nucleic acid with one or more oligonucleotide probes.

         1.40. "JOINT DISTRIBUTOR" shall mean a non-Affiliate third party entity that is authorized by the Joint Steering Committee to distribute Approved Products under this Agreement.

         1.41. "JOINT MARK" shall have the meaning set forth in Section 9.1.

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         1.42.  "JOINT  PRODUCT  FORECAST"  shall have the  meaning set forth in
Section 6.8.

         1.43.  "JOINT STEERING  COMMITTEE"  shall have the meaning set forth in
Section 6.4 below.

         1.44. "LICENSABLE" shall mean ownership or possession of the power and authority to grant a license or sublicense of, or within, the scope provided for herein with respect to the particular subject matter, without violating the agreement or arrangement with a non-Affiliate third party under which the applicable Party or its Controlled Affiliate acquired or generated such subject matter. This Section 1.44 does not imply or create any obligation of a Party or its Controlled Affiliate to obtain rights for the other Party when negotiating such agreements or arrangements with such third parties.

         1.45. "MANUFACTURING COSTS" shall mean (i) the Manufacturing Party's total direct and indirect costs associated with the manufacture or preparation of the particular Approved Product, Software, or component of the Approved Product or Software, including: direct and indirect manufacturing overhead (including reasonable indirect materials and scrap) and related support costs for production engineering, quality assurance and control, process engineering and materials management; overhead for facilities; costs of equipment; salary and benefits associated with labor, including management salary and benefits; general and administrative expenses; inventory costs and overhead; other overhead; direct materials costs; costs of testing, packaging and labeling; occupancy and manufacturing equipment depreciation and rents; and any other costs commonly treated as manufacturing costs under GAAP, but excluding allocations or charges for idle manufacturing capacity (I. E., manufacturing capacity that is available for the production of Approved Products but not so used); all calculated in accordance with GAAP; (ii) with respect to components or materials acquired from a non-Affiliate vendor, the amounts paid to such vendor, in each case including freight, insurance, shipping, packaging, and other similar costs associated with acquiring such components or materials, as well as costs of inspection, rejection, and return by the Manufacturing Party; and (iii) with respect to components or materials acquired from an Affiliate for an Approved Product or Software, the greater of (A) costs calculated in accordance with (i) above, but for the Affiliate rather than the Manufacturing Party; or (B) the amounts paid to such Affiliate in the manner set forth under
(ii) above. Notwithstanding the foregoing, Manufacturing Costs shall not include the amounts paid by the Manufacturing Party to the other Party hereto as set forth in Section 8.1.1 or 8.1.2 for ACLARA Components or Cleavase Enzymes, as appropriate, but shall include amounts incurred by the Manufacturing Party for freight, insurance, shipping, packaging, and other similar costs associated with acquiring such ACLARA Components or Cleavase Enzymes, if applicable, as well as costs of inspection, rejection, and return by the Manufacturing Party. For purposes of determining Manufacturing Costs, costs shall not be shifted, allocated or weighted in any manner that overstates or unfairly increases the costs allocated to the particular Approved Product, Software or ACLARA Component, as applicable.

         1.46. "MANUFACTURING PARTY" shall mean, with respect to each particular unit of Approved Product, the Party, or third party contract manufacturer if applicable, that manufactures into final form such Approved Product for distribution hereunder. For avoidance of doubt, neither Party shall be considered to be a Manufacturing Party under this Agreement as a result of the manufacture and

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supply to the other Party, or such third party contract manufacturer, of any components used by such other Party or contract manufacturer in the manufacture of the Approved Product.

         1.47. "MARKETING DISTRIBUTOR" shall mean a non-Affiliate third party authorized directly by a Party pursuant to a written agreement to distribute an Approved Product in accordance with this Agreement, including ACLARA Partners and Joint Distributors; provided however that each such third party shall be considered a Marketing Distributor only to the extent that the Approved Products purchased by the third party are resold in fully arms length transactions to Customers and are not exploited by such third party for any other purpose (e.g., in a service). Each such third party shall be considered a Customer with respect to each Approved Product that it uses in any manner.

         1.48. [ * ] shall mean a [ * ]. For avoidance of doubt, it is agreed that a [ * ] shall not include [ * ].


         1.49. "MILESTONE" shall mean a particular portion of the Development Program, and associated deadline for completion of such portion, as set forth in the Development Plan and Budget.

         1.50. "MULTI-TARGET ANALYSIS" shall mean the performance, in a single reaction vessel, of simultaneous Invader Reactions against a single sample for the detection and/or quantification of [ * ] or more unique Targets in such sample (i.e. each Target having a different nucleotide sequence) using a Multi-Target eTag Probe Set, and physically separating the eTag Products resulting from the Invader Reactions, where the recognition and measurement of each such eTag Product, or lack thereof, corresponds to such detection and/or quantification of one of the Targets in such sample.

         1.51. "MULTI-TARGET ETAG PROBE SET" shall mean a set of paired oligonucleotide1 probes, which set and probes are developed by the Parties under this Agreement, and where each such pair of probes consists of an eTag Signal Probe and an Invader Probe for the Invader Reaction necessary to detect and/or quantify a unique Target.

         1.52. "NET SALES" shall mean the total amount invoiced to Customers and to Marketing Distributors on transfers of Approved Products, and transfers of associated Software approved by the Development Committee or the Parties in writing for use with an Approved Product, each transfer directly by a Party or its Affiliates (the "SELLER") to a Customer or Marketing Distributor, as applicable, less the following all as calculated in accordance with GAAP: (i) all trade, cash and quantity credits, discounts, refunds or rebates; (ii) amounts for claims, allowances or credits for returns; charge backs; and (iii) packaging, handling fees and prepaid freight, sales taxes, duties and

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  1 As used in this Agreement, (i) "obligonucleotide probe" shall refer to any synthesized or otherwise manufactured sequence (of any length) of nucleotides, including DNA, RNA, PNA, modified or synthesized nucleotides, universal bases, adducts, or the like, or combinations thereof; and (ii) "nucleic acid" shall refer to a sequence (of any length) of nucleotides whether synthesized or naturally occurring, including oligonucleotide probes.

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other governmental charges (including value added tax), but excluding what is commonly known as income taxes; provided that in the case of (i) and (ii), such amounts are allowed by the Seller to, and actually taken by, the Customer or Marketing Distributor, and in the case of (iii), such amounts are charged separately on the invoice and paid by the Customer or Marketing Distributor. For avoidance of doubt, Net Sales shall not include sales (A) by a Party to an Affiliate to the extent that the Affiliate resells the Approved Product, or Software, to a Customer or to a Marketing Distributor, or (B) by Marketing Distributors to Customers.

         1.53. "NON-COMMERCIALIZING PARTY" shall mean, with respect to each particular unit of Approved Product distributed under this Agreement, the Party that is not the Commercializing Party of that unit.

         1.54. "NON-EXCLUSIVE CONTROL" shall mean that the applicable Party or its Controlled Affiliate has rights in or to Patent Rights Covering a Target to make, use, sell, offer to sell, and import the applicable Approved Product in the applicable country, which rights are not Exclusive Control.

         1.55. "NON-EXCLUSIVE TARGET ROYALTY" shall mean, with respect to each Target Non-Exclusively Controlled by a Party or its Controlled Affiliate to which an Approved Product is directed, an amount equal to the greater of (i) and
(ii) below, divided by the total number of Targets to which the Approved Product is directed: (i) [ * ] percent ([ * ]%) of the Net Sales based upon the sale by the Commercializing Party or its Affiliates directly to a Customer or to a Marketing Distributor of such Approved Product in the country where so Non-Exclusively Controlled; or (ii) (X + Y), where X is equal to [ * ], and Y is [ * ] percent of such Net Sales.

         1.56.  "NON-HYBRIDIZING  REGION" shall have the meaning as set forth in
Section 1.58.

         1.57. "PATENT RIGHTS" shall mean any and all rights under any of the following, whether existing now or in the future: (i) a United States, international or foreign patent, utility model, design registration, certificate of invention, patent of addition or substitution, or other governmental grant for the protection of inventions or industrial designs anywhere in the world, including any reissue, renewal, re-examination or extension thereof; and (ii) any application for any of the foregoing, including any international, provisional, divisional, continuation, continuation-in-part, or continued prosecution application.

         1.58. "PRIMARY PROBE" shall mean an oligonucleotide probe comprising
(A) a region complementary2 to, and designed to hybridize to, the 5' portion of a Target; and (B) a non-hybridizing region located on the 5' end of such oligonucleotide probe (the "NON-HYBRIDIZING

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  1  As used herein,  "complementary"  allows for areas  of  non-complementarity
(i. e., one or more base pair mismatches) to the cognate sequence of the applicable Target or nucleotide sequence.

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REGION"); which Non-Hybridizing Region adjoins with the foregoing complementary region and may incorporate one or more nucleotides, [ * ].

         1.59.  "PROJECT  LEADER"  shall have the  meaning  set forth in Section
2.1.1.

         1.60. "PROPRIETARY TARGET ROYALTY" shall mean an Exclusive Target Royalty or a Non-Exclusive Target Royalty, as applicable.

         1.61. [ * ]

         1.62. "SALES GOAL" shall mean the total aggregate amount of Net Sales that the Parties will attempt to generate from sales, both directly and indirectly, of an Approved Product in a geographic region during a particular period of time, all as expressly set forth in the Commercialization Plan and Budget.

         1.63. "SOFTWARE" shall mean, with respect to a particular Approved Product, only the machine readable code version of associated functional and/or bioinformatic software necessary or useful for the integration of the Approved Product on a particular [ * ] Instrument, or for generation, analysis or manipulation of the data generated from use of such Approved Product, in each case as approved by the Development Committee (or after the Development Term by written agreement of both Parties) for use with or as part of such Approved Product, and including any machine readable updates, improvements or modifications additionally furnished by the Commercializing Party for use with an Approved Product.

         1.64. "SPECIFICATIONS" shall mean:

         1.64.1 with respect to each particular ACLARA Component, the written specifications for the ACLARA Component as most recently approved by the Development Committee in writing and as thereafter amended solely in accordance with this Agreement;

                  1.64.2 with respect to each particular Cleavase Enzyme, the written specifications for the Cleavase Enzyme as most recently approved by the Development Committee in writing and as thereafter amended solely in accordance with this Agreement;

                  1.64.3 with respect to each particular Approved Product, the written specifications for the Approved Product as most recently approved by the Development Committee in writing and as thereafter amended solely in accordance with this Agreement; and

                  1.64.4 with respect to Software, the written specifications for such Software as most recently approved by the Development Committee in writing and as thereafter amended solely in accordance with this Agreement.

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         1.65. "TARGET" shall mean, with respect to a particular Collaboration
Product (including Approved Products), individually each nucleic acid to be detected and/or quantified by such Collaboration Product, which nucleic acid is of a sufficient length to allow discrimination of other non-homologous nucleic acids by an Invader Reaction.

         1.66. "TARGET FEES" shall mean, with respect to a particular Target of an Approved Product, either Exclusively Controlled or Non-Exclusively Controlled by a Party or its Controlled Affiliate, as applicable, the total aggregate amount of all running royalties actually paid in good faith by such Party and its Controlled Affiliates (the "Licensee") to any and all third parties as a result of the manufacture, use, sale, importation, distribution, or other exploitation of such Approved Product hereunder under Patent Rights owned or controlled by such third party that Cover the particular Target. In no event shall Target Fees include any [ * ]

         1.67. "TECHNOLOGY" shall mean any and all technology and technical information, including without limitation data, inventions (whether or not patented or patentable), knowledge, ideas, developments, prototypes, invention disclosures, designs, processes, sequences, methods, techniques, materials, instructions, formulas, compositions, chemistries, algorithms, know-how, research, modifications, software, drawings, equipment, protocols, configuration and process information, specifications, models, works of authorship, improvements, and any other technical subject matter.

         1.68. "TWT TECHNOLOGY" shall mean the TWT Patents and TWT Technical Information.

                  1.68.1 "TWT PATENTS" shall mean all Patent Rights owned or Licensable by TWT or its Controlled Affiliate during the term of this Agreement which would, absent a license or other authorization from the owner of such Patent Rights, be infringed by the composition, manufacture, sale, use, importation, or other exploitation of an Approved Product (or a component thereof).

                  1.68.2 "TWT TECHNICAL INFORMATION" shall mean all Technology disclosed by TWT directly to ACLARA during the term of this Agreement to the extent it relates to the composition, manufacture, sale, use, importation, or other exploitation of an Approved Product, and trade secret rights to the extent embodied in such Technology that are proprietary to or Licensable by TWT or its Controlled Affiliate.

         1.69. "TWT MARKS" shall mean the trademarks, trade names, and logos of TWT set forth in Exhibit 1.69, as amended by TWT from time to time in accordance with this Agreement. Invader(R) and Cleavase(R) are registered trademarks of TWT but are printed without the registration mark in this Agreement for convenience.

         1.70. "VALID CLAIM" shall mean (i) a claim of an issued and un-expired patent which has not been held unenforceable or invalid by a court or other governmental agency of competent

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jurisdiction (from which no appeal is or can be taken), and which has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise; and (ii) a claim included in a pending patent application that is being actively prosecuted and which has not been canceled, withdrawn from consideration, finally determined to be unallowable by the applicable governmental authority for whatever reason (and from which no appeal is or can be taken), and/or abandoned. Notwithstanding the foregoing, Valid Claim shall not include any claims [ * ].

                                    ARTICLE 2

                             DEVELOPMENT PROCEDURES

         2.1. PROJECT LEADERS.

                  2.1.1 APPOINTMENT. Each Party shall appoint a project leader that is reasonably acceptable to the other Party ("PROJECT LEADER") who shall serve as the primary point of communication and coordination between the Parties with respect to the Development Program and shall be responsible for day to day coordination of the Development Program internally at the appointing Party. Subject to the foregoing, each Party shall have the right to replace its Project Leader from time to time by providing prior written notice to the other Party. The initial Project Leaders for the Parties shall be as follows:

          TWT:                                  ACLARA:

          Name:    [ * ]                        Name: [ * ]

          Title:   Director, Assay              Title:   Associate Director,
                   Development                           Genomics


          Voice:   [ * ]                        Voice: [ * ]

          Fax:     [ * ]                        Fax:     [ * ]

         2.1.2 RESPONSIBILITIES. During the Development Term, the Project Leaders shall meet to discuss the progress of the Development Program at least weekly by phone or video conference, and in person at least once every calendar month (with the location alternating between the facilities of ACLARA and TWT unless otherwise agreed). The Project Leader for each Party shall act as the chairperson of the Development Committee for such Party and shall keep the Development Committee reasonably informed regarding such Party's progress under the Development Program. Additionally, each Project Leader shall be responsible for (i) monitoring the schedules and progress of the Development Program against the Development Plan and Budget; (ii) discussing remedial measures if the Project Leaders determine that the progress with respect to a

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particular Approved Product or a particular task (including Milestones) under the Development Plan and Budget is unsatisfactory; (iii) receiving and submitting requests for information, materials and/or assistance between the Parties; (iv) preparing and providing quarterly written reports to the other Party in accordance with Section 4.6.2; (v) coordinating the preparation and providing each proposed Development Plan and Budget, when applicable, to the other Development Committee members by October 1 of each calendar year; and (vi) performing such other activities as approved by the Development Committee. Approximately [ * ] hours of each Project Leader's time during each calendar month of the Development Term shall be dedicated to such activities to the extent necessary to perform the activities; it being understood that each Project Leader shall devote greater time to such activities during the early stages of the Development Program as is reasonably necessary in order to establish communications and procedures and diligently commence the Development Program. Such time commitment of the Project Leaders may be adjusted by written agreement of the Parties from time to time.

         2.2. DEVELOPMENT COMMITTEE. ACLARA and TWT shall establish a development committee to oversee, review and coordinate the development of each Approved Product, and the implementation of the Development Program, in accordance with this Agreement (the "DEVELOPMENT COMMITTEE"). The Development Committee shall be responsible for reviewing and approving (i) each Development Plan and Budget, including Milestones and budgets; (ii) each Specification for ACLARA Components, Software and Approved Products (including with respect to Target designation for Approved Products); (iii) requested modifications to any of the foregoing; (iv) Software for use with Approved Products and Approved Products for Commercial Launch; and (v) such other matters as provided for in this Agreement or as approved by the Joint Steering Committee. The Development Committee shall also be responsible for cooperating with the Joint Steering Committee by, among other things, (A) considering feedback and information from the Joint Steering Committee regarding desired product strategy, planning, and direction, (B) keeping the Joint Steering Committee informed regarding proposed and potential Collaboration Products and the nature and status of Approved Products under development, including giving projected timing for completion of development, and (C) proceeding in accordance with instructions or requests approved by the Joint Steering Committee. No Development Plan and Budget, Specification, or modification thereto, shall be effective under this Agreement until approved by the Development Committee.

                  2.2.1 MEMBERSHIP. The Development Committee shall consist of four members, two appointed by ACLARA and two appointed by TWT. One member appointed by each Party shall be the Project Leader as set forth in Section 2.1 above. At least one member appointed by each Party shall being an executive of such Party at the vice president level or higher. Subject to the requirements in this Section 2.2.1, each of TWT and ACLARA may replace its Development Committee members at any time by providing prior written notice of the change to the other Party.

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                  2.2.2 MEETINGS. During the Development Term, the Development
Committee shall meet in accordance with a mutually agreed upon schedule, no less often than once each calendar month by teleconference and once each calendar quarter in person. The first meeting of the Development Committee shall occur within fifteen (15) days after the Effective Date. Unless otherwise agreed, the location of the in person meetings shall alternate between ACLARA's notice address and TWT's notice address under Section 20.6. At its meetings, the Development Committee will (i) monitor and review the progress of the Development Program, including progress toward meeting Milestones, (ii) discuss changes in development direction, potential budget overruns, delays, and any other matters concerning the Development Program reasonably identified by either Party; and (iii) review the then current Specifications and Development Plan and Budget for the Approved Products and Software, including component specifications, under development, and consider proposed changes. Other representatives of TWT and ACLARA may attend Development Committee meetings as non-voting observers only with the approval of the Development Committee. Each Party shall bear the costs and expenses of its personnel participating in Development Committee meetings, including travel expenses.

                  2.2.3 DECISION MAKING. Decisions and approvals of the Development Committee shall be made only by majority approval of all members, either present or voting by proxy, with each member having one vote. The Development Committee shall prepare a written record of all Development Committee decisions which are to be binding upon the Parties, including approvals of Approved Products for Commercial Launch, and approvals of, or changes to, the Development Plan and Budget or Specifications. Such records shall be considered approved by the Development Committee, and binding upon both Parties, only if signed by both Parties. Except for such signed records, all decisions and approvals of the Development Committee, and discussions at Development Committee meetings, shall be for advisory and information purposes only and shall not be binding upon either Party. If the Development Committee has not resolved an issue regarding the Development Program after discussing the issue in at least two (2) meetings, then either Party may refer the issue for consideration and attempted resolution by the Joint Steering Committee by providing written notice of such referral to the other Party. Unless otherwise specified, "approved" by the Development Committee as used in this Agreement means binding approval in accordance with this Section 2.2.3.

                                    ARTICLE 3

                           DEVELOPMENT PLAN AND BUDGET

3.1. GENERAL. The Development Plan and Budget for the period through December 31, 2002 is set forth in Exhibit 3.1. Provided that both Parties desire to continue the Development Program after the end of such calendar year, or after the end of any calendar year thereafter, the Parties shall cooperate in an effort to submit to the Development Committee, prior to October 1 of the then current calendar year, a proposed development plan and budget for the following calendar year. To the extent desired by both Parties, the Development Committee shall review such proposals as soon

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as possible and shall diligently attempt to approve a mutually acceptable
Development Plan and Budget for the succeeding calendar year, no later than December 1 of the then current year.

         3.2. CONTENTS. Each Development Plan and Budget shall establish, based upon the competencies and resource availability of each Party: (i) the specific tasks to be performed by each Party under the Development Program and the times for completion of such tasks; (ii) the Specifications for each Approved Product, Cleavase Enzyme, ACLARA Component, and Software, to the extent not previously approved; (iii) the maximum budget for the Development Program and/or particular tasks thereunder; (iv) responsibility and funding for establishing facilities; and (v) such other matters as the Development Committee deems appropriate. The funding level for the Development Program will be only as established by the Development Committee.

         3.3. PERIODIC REVIEWS. The Development Committee shall review the Development Plan and Budget on an ongoing basis, no less often than once a calendar quarter, and may make changes thereto as it deems appropriate.

         3.4. DEVELOPMENT PRIORITIES. The Development Committee shall have the right to include in any Development Plan and Budget activities beyond the scope of the activities set forth in the initial Development Plan and Budget in
Exhibit 3.1; provided that activities under each Development Plan and Budget shall extend only to the development of Approved Products expressly set forth therein. Nothing in this Agreement, including Articles 6 and 7 and the diligence obligations in Article 7, shall create or imply any obligation of either Party to include any specific Collaboration Product or Approved Product in the Development Plan and Budget or to approve any proposed Specification to cause a Collaboration Product to become an Approved Product.

         3.5. EXPANSION OF THE FIELD. Upon request of either Party, the Parties will discuss expanding the Field to include research applications for [ * ]; provided that neither Party shall be obligated to discuss any expansion to the extent that it is contractually or otherwise legally prevented from doing so, and neither Party shall be obligated to agree to any expansion. The terms and conditions for any such expansion shall be solely as set forth in a written agreement signed by both Parties.

                                    ARTICLE 4

                               DEVELOPMENT PROGRAM

         4.1. DEVELOPMENT PROGRAM. During the Development Term, each Party shall use [ * ] efforts to perform the work allocated to such Party in the Development Plan and Budget within the timeframes set forth therein (such activities, collectively the "DEVELOPMENT PROGRAM") in order to achieve Commercial Launch of the applicable Approved Products as soon as reasonably practicable, including the use of [ * ] efforts to (A) deliver to the other Party reasonable quantities of proprietary

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materials (e.g. Cleavase Enzymes and ACLARA Components) and such other deliverables as are set forth in the Development Plan and Budget, (B) allocate such resources as are required under the Development Plan and Budget, (C) otherwise reasonably assist the other Party in performing the work for which the other Party is responsible under the Development Plan and Budget, including reasonably assisting the other Party in using materials provided to it in order to perform its work; and (D) use personnel with sufficient skills and experience, together with sufficient equipment and facilities, to carry out its obligations under, and to accomplish the objectives of, the Development Plan and Budget in an expeditious manner. For clarity, the obligations in this Section
4.1 shall not apply to any Collaboration Product that is not an Approved
Product.

         4.2. [ * ] INSTRUMENTS. Each Approved Product will be optimized for use on the particular [ * ] Instrument(s) which are expressly identified in its Specifications as being recommended for use with the Approved Product. The [ * ] Instruments set forth in Exhibit 1.7 shall be deemed approved by the Development Committee and shall be identified in the Specifications for Approved Products as being so recommended, unless otherwise approved by the Development Committee. The Parties intend that the Development Committee will select additional recommended [ * ] Instruments based upon, among other things, the installed base and ease of use. It is acknowledged and agreed, however, that use of Approved Products is not intended to be limited to use with recommended [ * ] Instruments. Rather, except to the extent otherwise agreed by the Parties in writing, Customers will be free to use Approved Products with any [ * ] instruments they deem appropriate.

         4.3. PROPRIETARY TARGETS.

                  4.3.1 NOTICE. If a Party or its Affiliate Exclusively Controls or Non-Exclusively Controls a Target that is to be detected and/or quantified by an Approved Product, as set forth or contemplated in a proposed development plan and budget or proposed specification regarding such Approved Product, or if a Party or its Affiliate otherwise owns a patent application that includes claims directed to such a Target, such Party shall provide written notice to the other Party of such control and patent application reasonably in advance of approval by the Development Committee of each of the Specifications and Development Plan and Budget for the Approved Product, as applicable. Additionally, throughout the term of the Agreement, each Party shall notify the other Party in writing of all Targets of an Approved Product for which it or its Affiliate thereafter obtains Exclusive Control or Non-Exclusive Control, of all Targets of an Approved Product for which it or its Affiliate thereafter includes claims in a filed patent application, and of all changes to the information that it is required to provide under this Section 4.3, each no later than fifteen (15) days after, as applicable, the Party or its Affiliate obtains such control, includes such claims, or such changes occur. Concurrently with such notice, the Party shall update the information that it is required to provide under Sections 4.3.2 and 4.3.3.

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                  4.3.2 INFORMATION DISCLOSURE. In each notice under Section
4.3.1, the Party providing the notice shall identify (i) the owner and licensor of the applicable Patent Rights Covering the Target for which a Party is claiming Exclusive Control or Non-Exclusive Control, (ii) the patent number, issue date, and country for all issued patents included in such Patent Rights,
(iii) the patent application number, filing date, and country for all filed patent applications included in such Patent Rights to the extent that a Target Fee is being paid to a non-Affiliate third party under a claim in such a patent application (and not under issued claims in such Patent Rights Covering the same Target); and (iv) the patent application number, filing date, and country for all filed patent applications owned by the Party or its Affiliate that include claims directed to the applicable Target. If the Patent Rights are licensed from a third party, the Party providing the notice shall include a reasonably detailed written description of the terms and conditions of the license agreement under which the license has been obtained which are material to such Party's obligations to pay Target Fees thereunder. Such written description is more fully described in Section 4.3.3. Such Party shall also provide to the other Party, concurrently with the notice, a copy of each patent application described in (iii) or (iv) above, as filed, as well as a copy of the entire file history for such patent application, and copies of any further communications to and from the applicable patent office regarding such pending patent applications within fifteen (15) days after it, or its licensor if applicable, sends or receives such communications. For clarity, a Party shall not be required to provide pending patent applications that it has licensed from a third party, or the associated information described above, if it is paying Target Fees for the particular Target under Valid Claims in issued patents and the Target Fees are not affected by the pending patent applications.

                  4.3.3 LICENSE AGREEMENT DESCRIPTIONS. Each written description of a license agreement provided under Section 4.3.2 shall, without limitation, set forth (i) the term of the agreement and of each license grant to the Party providing the notice for which a Target Fee is payable thereunder; (ii) the scope of each such license grant to such Party, including any licensed product, field, and like definitions, limitations, and restrictions (iii) the scope of Patent Rights licensed under each such license grant, (iv) the scope of any exclusivity that has been granted to such Party and the rights reserved to the licensor, if any, with respect to the Patent Rights; (iv) the scope of such Party's rights to grant and authorize sublicenses under each such license grant,
(v) the amount of the Target Fees that are payable by such Party with respect to each such license grant; (vi) the terms and conditions for payment of the Target Fees by such Party, including "valid claim" definitions, the scope of products on which a Target Fee is paid, the definition of the basis for the Target Fees (e.g. definition of net sales), and the timing of and trigger for the payment of Target Fees; and (vii) any restrictions or limitations in such agreement that are applicable to sub-licensees under the agreement if the Patent Rights are to be sub-licensed to the other Party under this Agreement, as more fully described in Sections 8.4.3(ii) and 8.5.2. The Party receiving such a written description shall have the right to have an independent auditor inspect the applicable agreement in accordance with the terms set forth in Section 13.8 in order to confirm the accuracy of the description. The first such inspection of the applicable agreement shall not count toward the two inspections per year contemplated under Section 13.8, provided that the audit is limited to inspection of the agreement itself for purposes of confirming the accuracy and completeness of the description.

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         4.4. CHANGES. Each Party shall have the right to request changes to previously approved Specifications, and the Development Plan and Budget, at any time; provided that changes shall be considered effective and binding upon the Parties only to the extent approved by the Development Committee. Except for changes so approved, each Party shall continue to perform its responsibilities under the Development Program in accordance with the Development Plan and Budget and Specifications then in effect.

         4.5. EXTENSION OF MILESTONE DATES. No Milestone or deliverable shall be considered completed until approved by the Development Committee. Neither Party shall be held responsible for a failure to meet a Milestone date set forth in the Development Plan and Budget, or a failure to meet Specifications under the Development Program, however, provided that such Party has used, and continues to use, [ * ] efforts during the Development Term to accomplish the objectives of the applicable Milestone and Specification. Without limiting the foregoing, a Party (the "DELAYED PARTY") shall not be held responsible for a failure to meet a Milestone date to the extent the delay is due to the failure of the other Party to meet its Milestone dates, provided that the performance of the Delayed Party is actually dependent on timely performance by the other Party. Under the circumstances set forth in this Section 4.5 above, the Development Committee shall meet to discuss extending the Milestone schedule appropriately.

         4.6. DEVELOPMENT REPORTS AND RECORDS.

                  4.6.1  DEVELOPMENT  COMMITTEE.   Each  Party  shall  keep  the
Development Committee fully informed as to the progress and results of those portions of the Development Program conducted by such Party.

                  4.6.2 REPORTS. Within the fifteen (15) days after the end of each calendar quarter, each Party shall prepare and provide to the other Party a written report that (i) summarizes the progress of the work performed pursuant to the Development Plan and Budget during the preceding calendar quarter, (ii) identifies any issues or circumstances of which it is aware that may prevent it from timely performing the Milestones for which it is responsible under the Development Program in the then current calendar quarter and the extent of any potential delay; and (iii) to the extent reasonably practicable, identifies steps that may be taken, or changes that may be made, to resolve issues and return to schedule. The form of such reports shall be as mutually agreed by the Parties prior to December 15, 2001.

                  4.6.3 RECORDS. Each Party shall use reasonable commercial efforts to maintain, and to require its subcontractors to maintain, records in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved in the performance of the Development Program, including to maintain reasonably detailed logs of the work performed and time expended

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 by  Development  Personnel and  conception and reduction to practice of inventions under the Development Program.

         4.7. DEVELOPMENT TERM. The term of the Development Program (the "DEVELOPMENT TERM") shall commence on the Effective Date and shall continue thereafter until the earlier of: (i) expiration of the then current Development Plan and Budget without extension in accordance with this Agreement; or (ii) expiration or termination of this Agreement.

         4.8. DEVELOPMENT PROGRAM LICENSES.

                  4.8.1 TO ACLARA. Subject to the terms and conditions of this Agreement, TWT hereby grants to ACLARA a non-exclusive, royalty free right and license under the TWT Technology to perform during the Development Term those activities assigned to ACLARA under the Development Program in accordance with the then current Development Plan and Budget to the extent in effect hereunder.

                  4.8.2 TO TWT. Subject to the terms and conditions of this Agreement, ACLARA hereby grants to TWT a non-exclusive, royalty free right and license under the ACLARA Technology to perform during the Development Term those activities assigned to TWT under the Development Program in accordance with the then current Development Plan and Budget to the extent in effect hereunder.

                  4.8.3 RESTRICTIONS. It is understood and agreed that this
Section 4.8 does not grant either Party any right or license (i) to disclose or use any Technology, or trade secret or know how of the other Party, to or for any third party; (ii) to manufacture or otherwise reproduce any materials provided by the other Party; (iii) to sell or otherwise provide any products, components or services to any third party; or (iv) to perform any other activities other than those reasonably necessary to perform its responsibilities in accordance with the Development Plan and Budget. Each Party further agrees that it will use materials provided by the other Party in connection with the Development Program solely to perform its responsibilities in accordance with the Development Plan and Budget. In no event shall any such materials be transferred or delivered to any other party, unless authorized in the Development Plan and Budget or otherwise authorized in writing by the Party providing such materials.

         4.9. THIRD PARTY TECHNOLOGY. Except for the use of Technology generally available for purchase from a third party and the use of Technology for which the other Party's prior written consent has been obtained, neither Party shall use the Technology of any third party in connection with the Development Program if such use would result in the need for the other Party to obtain an additional license or other authorization from such third party in order to exercise its rights and licenses as contemplated herein. Additionally, a Party shall not disclose any trade secrets of a third party, or copyright protected materials of a third party, to the other Party without the prior written consent of the other Party. The Parties will cooperate reasonably to redirect the Development Program if the Parties are concerned that an Approved Product may infringe the Patent Rights of any third party.

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         4.10. AGREEMENTS WITH EMPLOYEES AND SUBCONTRACTORS. Neither Party shall use a subcontractor to perform its responsibilities under the Development
Program except to the extent expressly approved by the Development Committee. Each Party shall enter into a written agreement with each employee, and each such subcontractor, that it uses to perform its responsibilities under the Development Program which assigns to such Party, to the extent permitted by applicable law, all right, title, and interest, in and to all Technology invented, created, or otherwise developed by the subcontractor or employee, or the subcontractor's employees, in the performance of such activities, and all Intellectual Property Rights in or to such Technology.

         4.11. VISITING PERSONNEL. It is understood that in the course of the Development Program there may be occasions where one Party's personnel ("VISITING PERSONNEL") may be stationed at the other Party's facilities on a temporary basis. Such Visiting Personnel shall agree to be bound by all reasonable orders, rules and regulations pertaining to the hosting Party's facilities while at such facilities, including reasonable confidentiality obligations.

         4.12. EQUIPMENT OWNERSHIP. Except as otherwise agreed upon by the Parties in writing, each Party shall solely own all equipment that it purchases.

                                    ARTICLE 5

                         FUNDING OF DEVELOPMENT PROGRAM

         5.1. FUNDING. Subject to the limitations set forth below, each party shall be responsible for fifty percent (50%) of the total Development Costs incurred by TWT and ACLARA in accordance with the Development Plan and Budget, as described more fully in this Article 5 below. Except for payment of Development Costs by a Party to the other Party in accordance with Sections 5.4 and 5.6, no other amounts shall be reimbursed to such other Party for activities arising out of, in conducting, or otherwise related to the Development Program, including (i) salary, employee benefits, materials, support and administrative staff, overhead, and other associated costs and expenses; (ii) amounts payable to third parties, such as contractors or the like; and (iii) other direct and indirect costs and expenses incurred by or on behalf of such Party in conducting, in connection with, or otherwise arising out of, any activity pursuant to the Development Plan and Budget.

         5.2. DEVELOPMENT RATE. Except for Development Costs identified in
Section 5.3, an FTE rate for Development Personnel, established in accordance with this Section 5.2, ("DEVELOPMENT RATE") shall be used for purposes of determining all Development Costs incurred by each Party with respect to the Development Program. The Development Rate shall be [ * ] per FTE. Except for adjustments in accordance with the following, there shall be no change to the Development Rate except as mutually agreed upon by the Parties in writing. It is understood and agreed that the Development Rate shall be adjusted on January 1, [ * ], and at the beginning of each calendar year thereafter,

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based upon the percentage increase or decrease in salaries for similar development personnel as established in the Radford Associates Annual Biotechnology Compensation and Benefits Survey (average for the entire U.S.) over the applicable period. For example, on January 1, 2003, the Development Rate shall be adjusted by the percentage increase or decrease in such salaries shown by such survey to have occurred between the Effective Date and January 1, 2003.

         5.3. OTHER APPROVED DEVELOPMENT COSTS. While the Parties intend that each Party's Development Costs will be calculated using the Development Personnel hours and the Development Rate, it is acknowledged and agreed that the Development Plan and Budget may identify from time to time costs and expenses that are to be incurred by a Party in the performance of its responsibilities under the Development Program which are in addition to the Development Costs calculated in such manner. Under such circumstances, the total Development Costs of such Party shall be the sum of (i) such additional costs and expenses and
(ii) the Development Costs of such Party that have been calculated using the Development Rate and Development Personnel hours. Only Development Costs expressly identified in the Development Plan and Budget as costs which are not reimbursed through Development Personnel hours shall be so added to the applicable Party's Development Costs.

         5.4. PAYMENT. So that the Parties will share equally in the Development Costs incurred in accordance with the Development Plan and Budget, balancing payments shall be made in accordance with this Section 5.4. On or before the first day of each calendar quarter, the Party who is budgeted to use the lower amount of Development Costs during such quarter (as reflected in the then-current Development Plan and Budget) (the "REIMBURSING PARTY") shall pay to the other Party (the "REIMBURSED PARTY") an amount equal to (i) fifty percent (50%) of the Development Costs budgeted to be incurred by the Reimbursed Party during such quarter, less (ii) fifty percent (50%) of the Development Costs budgeted to be incurred by the Reimbursing Party during such quarter, all in accordance with the Development Plan and Budget then in effect. Unless otherwise specified in the applicable Development Plan and Budget, Development Costs budgeted for a full calendar year will be deemed budgeted in equal amounts for each calendar quarter during such year. If the Development Costs actually incurred by a Party in a calendar quarter are less than the Development Costs budgeted for such Party for such calendar quarter under the Development Plan and Budget, then the difference will be carried forward and credited against Development Costs to be incurred by such Party in succeeding calendar quarter(s) during the same calendar year; and, subject to Section 5.5 below, if a Party actually incurs in a calendar quarter Development Costs in excess of the amounts budgeted for such Party for such calendar quarter, then the excess may be carried forward and treated as a Development Cost incurred by such Party in a subsequent calendar quarter during the same calendar year as designated by such Party.

         5.5. EXCESS COSTS. To the extent the Development Costs incurred by a Party exceed by more than [ * ] percent ([ * ]%) the Development Costs budgeted for such Party for a calendar quarter in the Development Plan and Budget then in effect, then such Party shall not be entitled to carry

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forward any portion of such excess Development Costs unless the other Party approves such excess Development Costs, which approval shall not be unreasonably withheld to the extent that incurring such excess Development Costs was not within the reasonable control of the Party incurring such hours. Likewise, unless otherwise mutually agreed by the Parties, neither Party shall be obligated to incur Development Costs in excess of the amounts set forth for such Party in the then-current Development Plan and Budget.

         5.6. RECONCILIATION. Within thirty (30) days following the end of each calendar year, each Party shall provide to the other a written summary of the Development Costs actually incurred by such Party during each calendar quarter of such calendar year, in a form mutually agreed by the Parties (such form to be agreed and established by the Parties on or before December 15, 2001). The Parties shall reconcile, in accordance with Section 13.1, the total Development Costs actually incurred by both Parties, and reimbursements previously provided under Section 5.4, for such calendar year in order to determine the amount of the payment, if any, to be made by one Party to the other so that each Party bears fifty percent (50%) of the total Development Costs actually incurred by both Parties in such calendar year. A balancing payment shall be payable by one Party to the other Party under this Section 5.6 in an amount determined so that each Party bears fifty percent (50%) of such total Development Costs. Development Costs incurred by a Party in excess of the limits described in
Section 5.5 shall not be treated as Development Costs for purposes of such reconciliation unless approved by the other Party.

                                    ARTICLE 6

         JOINT STEERING COMMITTEE AND COMMERCIALIZATION PLAN AND BUDGET

         6.1. GENERAL. It is understood and agreed that Approved Products shall be marketed and distributed by the Parties solely as set forth in Articles 6 and 7.

         6.2. COMMERCIALIZATION TEAM LEADER.

                  6.2.1 APPOINTMENT. Each Party shall appoint a commercialization team leader that is reasonably acceptable to the other Party ("COMMERCIALIZATION TEAM LEADER") who shall serve as the primary point of communication and coordination between the Parties with respect to activities under the Commercialization Plan and Budget (the "COMMERCIALIZATION PROGRAM") and shall be responsible for day to day coordination of such activities internally at the appointing Party. Subject to the foregoing, each Party shall have the right to replace its Commercialization Team Leader from time to time by providing prior written notice to the other Party. The initial Commercialization Team Leaders for the Parties shall be as follows:

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           TWT:                               ACLARA:

           Name:    [ * ]                     Name: [ * ]

           Title:   Senior Director of        Title:   Director of Corporate
                    Business Development               Development

           Voice:   [ * ]                     Voice:   [ * ]

           Fax:     [ * ]                     Fax:     [ * ]

                  6.2.2 RESPONSIBILITIES. During the term of the Agreement, the Commercialization Team Leaders shall meet to discuss the progress of the Commercialization Program and other activities as the Joint Steering Committee may approve at least bi-weekly by phone or video conference, and in person at least once every calendar month (with the location alternating between the facilities of ACLARA and TWT unless otherwise agreed). The Commercialization Team Leader for each Party shall act as the chairperson of the Joint Steering Committee for such Party and shall keep the Joint Steering Committee reasonably informed regarding such Party's progress under the Commercialization Program. Additionally, each Project Leader shall be responsible for (i) monitoring the schedules and progress of the Commercialization Program against the Commercialization Plan and Budget; (ii) discussing remedial measures if the Commercialization Team Leaders determine that the progress with respect to a particular Sales Goal or a particular task under the Commercialization Plan and Budget is unsatisfactory; (iii) receiving and submitting requests for information, materials and/or assistance between the Parties, including coordinating sales calls and information sharing; (iv) preparing and providing quarterly written reports to the other Party in accordance with Section 6.7.5(ii); (v) coordinating the preparation and providing each proposed Commercialization Plan and Budget to the other Joint Steering Committee members by October 1 of each calendar year; (vi) overseeing and coordinating orders of ACLARA Components and Approved Products, including the forecasts therefor; and
(vii) performing such other activities as approved by the Joint Steering Committee. Approximately [ * ] hours of each Commercialization Team Leader's time during each calendar month hereunder shall be dedicated to such activities to the extent necessary to perform the activities; it being understood that each Commercialization Team Leader shall devote greater time to such activities during the plan and budget establishment process as is reasonably necessary in order to coordinate and prepare a draft Commercialization Plan and Budget to the Joint Steering Committee. Such time commitment of the Commercialization Team Leaders may be adjusted by written agreement of the Parties from time to time.

         6.3. [Intentionally Omitted]

         6.4. JOINT STEERING COMMITTEE. ACLARA and TWT will establish, promptly following the Effective Date, a team of appropriate personnel from both TWT and ACLARA to oversee, review

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and coordinate the commercialization of all Approved Products and to oversee the
Development Committee (the "JOINT STEERING COMMITTEE").

                  6.4.1 MEMBERSHIP. The Joint Steering Committee shall consist of six members, three appointed by ACLARA and three appointed by TWT. Each member shall have reasonable expertise in product marketing and distribution, and at least one member appointed by each Party shall be an executive of such Party at the vice president level or higher. Subject to the foregoing provisions of this Section 6.4.1, each of TWT and ACLARA may replace its Joint Steering Committee members at any time by providing prior written notice of the change to the other Party. The Joint Steering Committee may appoint sub-committees and project teams to, among other things, oversee, review, and coordinate commercialization of particular Approved Products, approach particular Customers under the Early Access Program, negotiate with such Customers the terms and conditions for early access, and support the particular units of Approved Product provided to such Customers prior to Commercial Launch. The Joint Steering Committee shall appoint a Finance Sub-Committee as more fully described in Section 6.5.

                  6.4.2 MEETINGS. After its formation in accordance with Section
6.4.1 above, the Joint Steering Committee shall meet at least once each calendar month, unless otherwise agreed by the Parties, at such locations as the Parties agree. If a location is not selected by the Parties, the location of such meetings shall alternate between ACLARA's notice address and TWT's notice address under Section 20.6. At its meetings, the Joint Steering Committee will be responsible for establishing and implementing, as applicable: (i) a co-branding strategy, including approving Joint Marks and approving product labeling and marketing materials that the Joint Steering Committee desires to have used; (ii) an early access program and strategy for applicable Approved Products; (iii) co-marketing activities; (iv) the selection of one or more Joint Distributors based upon mutually agreed criteria; and (v) such other matters as provided for in this Agreement or as may be mutually established in writing by the Parties hereto. The Joint Steering Committee shall also be responsible for
(A) overseeing activities of the Finance Sub-Committee and the Intellectual Property Sub-Committee; (B) overseeing the Development Committee, including providing information to the Development Committee regarding product strategy, planning, and direction, requesting evaluation of feasibility or other investigation of potential Collaboration Products, and providing market feedback and evaluation with regard to potential Collaboration Products; and (C) reviewing and approving press releases and other announcements relating to the subject matter of this Agreement. Other representatives of TWT and ACLARA may attend Joint Steering Committee meetings as non-voting observers only with the approval of the Joint Steering Committee. Each Party shall bear the costs and expenses of its personnel participating in Joint Steering Committee meetings, including travel expenses.


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                  6.4.3 DECISION MAKING. Decisions and approvals of the Joint
Steering Committee shall be made only by majority approval of all members, either present or voting by proxy, with each member having one vote. The Joint Steering Committee shall prepare a written record of all Joint Steering Committee decisions which are to be binding upon the Parties, including approvals of Joint Distributors, co-branding strategies, and Joint Marks, which records shall not be binding upon either Party until signed by both Parties. Except for such signed records, all decisions and approvals of the Joint Steering Committee, and discussions at Joint Steering Committee meetings, including by any sub-committees and project teams, shall be for advisory and information purposes only and shall not be binding upon either Party. Unless otherwise specified, "approved" by the Joint Steering Committee as used in this Agreement means binding approval in accordance with this Section 6.4.3.

         6.5. FINANCE SUB-COMMITTEE. The Parties shall also establish, promptly following the Effective Date, a Finance Sub-Committee to advise the Joint Steering Committee with regard to each Commercialization Plan and Budget and other financial matters, including financial, accounting, budgeting, reporting, and other issues that may arise in connection with the Commercialization Plan and Budget, or activities thereunder. The Finance Sub-Committee shall consist of at least two (2) members (or such other number as the Joint Steering Committee may deem appropriate), with an equal number of members being appointed by each of ACLARA and by TWT. Each member shall have reasonable expertise in the areas of accounting, cost allocation, budgeting, and financial reporting. Subject to the foregoing provisions of this Section 6.5, each of TWT and ACLARA may replace its Finance Sub-Committee members at any time by providing prior written notice of the change to the other Party. The Finance Sub-Committee shall meet reasonably promptly upon request by the Joint Steering Committee and shall provide, in accordance with GAAP, the review and feedback requested by the Joint Steering Committee. Decisions and reports of the Finance Sub-Committee shall be for advisory purposes only unless approved by the Joint Steering Committee.

         6.6. COMMERCIALIZATION PLAN AND BUDGET.

                  6.6.1 GENERAL. The Parties (through the Joint Steering Committee) shall promptly develop and agree on a Commercialization Plan and Budget for the period through December 31, 2002 and such Commercialization Plan and Budget shall include funding of at least [ * ] Dollars ($[ * ]) of Commercialization Costs. The Parties shall cooperate in an effort to submit to the Joint Steering Committee, by October 1 of the calendar year ending at such time, and of each calendar year of the term thereafter, a proposed commercialization plan and budget for the immediately following calendar year, provided that the term of the Agreement extends into such immediately following calendar year. The Joint Steering Committee shall review such proposals as soon as possible, including obtaining review by the Finance Sub-Committee, and shall diligently attempt to approve a mutually acceptable Commercialization Plan and Budget for such succeeding calendar year, no later than November 1 of the then current year. If, by November 1 of the then current year, the Joint Steering Committee has not approved a Commercialization Plan and Budget for the

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immediately following calendar year, either Party may, by written notice to the other, have the matter referred for attempted resolution in accordance with
Article 18. Pending resolution of such matter, the Parties will proceed in accordance with those aspects of the Commercialization Plan and Budget that have been approved by the Joint Steering Committee and will proceed with respect to the unresolved matters for up to one additional calendar quarter in accordance with the last calendar quarter of the preceding Commercialization Plan and Budget but only to the extent that the activities in such last calendar quarter continue to be reasonably applicable.

                  6.6.2 CONTENTS. Unless otherwise approved by the Joint Steering Committee, each proposed commercialization plan and budget shall be prepared in accordance with the conditions and principles set forth in Exhibit
6.6.2 and the other requirements approved by the Joint Steering Committee for the Commercialization Plan and Budget. Each Commercialization Plan and Budget shall, if applicable and desired: (i) establish specific tasks, if any, to be performed by each Party with respect to the promotion, marketing, and support of the Approved Products, including specific marketing activities and meetings, exhibitions, trade shows, seminars, and advertisements for the Approved Products, the responsibilities of each Party with respect to such tasks and activities, and the times for completion thereof; (ii) establish budgets for tasks and activities thereunder; (iii) set forth Sales Goals for particular geographic regions and Approved Products; and (iv) establish appropriate Early Access Programs including identifying any particular early access Customers and restrictions on distribution of Approved Products that have been approved by the Development Committee for Commercial Launch. The Commercialization Plan and Budget may be changed only by approval of the Joint Steering Committee.

                  6.6.3 PERIODIC REVIEWS. The Joint Steering Committee shall review the Commercialization Plan and Budget on an ongoing basis, no less often than quarterly, and may make changes thereto as it deems appropriate.

                  6.6.4 EARLY ACCESS PROGRAM. As the Joint Steering Committee may designate from time to time, the Parties will seek to enter into arrangements with high profile, third party Customers approved by the Joint Steering Committee to provide such Customers with preferential access to particular Approved Products, and will seek to perform advance marketing activities for such Approved Products, each prior to making the Approved Products available to Customers generally (such activities with respect to all applicable Approved Products, collectively the "EARLY ACCESS Program"). The Joint Steering Committee will establish an Early Access Program by including activities therefor in the Commercialization Plan and Budget, identifying in the Commercialization Plan and Budget any particular early access Customers and the activities and responsibilities of each Party with respect thereto.

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         6.7. FUNDING OF COMMERCIALIZATION ACTIVITIES.

                  6.7.1 GENERAL. Subject to the limitations in this Section 6.7, each Party shall be responsible for fifty percent (50%) of the total Commercialization Costs incurred by TWT and ACLARA reasonably arising out of, in conducting, or otherwise in connection with the activities for which the applicable Party is responsible as set forth in the Commercialization Plan and Budget or this Agreement. Except for payment of Commercialization Costs by a Party to the other Party in accordance with Sections 6.7.2 and 6.7.4, no other amounts shall be reimbursed to such other Party for activities related to marketing, distribution, sale or support of Approved Products and Software hereunder.

                  6.7.2 PAYMENT. So that the Parties will share equally in the Commercialization Costs incurred in accordance with the Commercialization Plan and Budget, balancing payments shall be made in accordance with this Section
6.7.2. On or before the first day of each calendar quarter for which activities are scheduled under the Commercialization Plan and Budget, the Party who is budgeted to expend the lower amount of Commercialization Costs during such quarter (as reflected in the then-current Commercialization Plan and Budget) (the "REIMBURSING PARTY") shall pay to the other Party (the "REIMBURSED PARTY") an amount equal to (i) fifty percent (50%) of the Commercialization Costs budgeted to be incurred by the Reimbursed Party during such quarter for activities in accordance with the Commercialization Plan and Budget, less (ii) fifty percent (50%) of the Commercialization Costs budgeted to be incurred by the Reimbursing Party during such quarter for activities in accordance with the Commercialization Plan and Budget. Unless otherwise specified in the applicable Commercialization Plan and Budget, Commercialization Costs budgeted for a full calendar year will be deemed budgeted in equal amounts for each calendar quarter during such year. If the Commercialization Costs actually incurred by a Party in a calendar quarter for a particular activity are less than the Commercialization Costs budgeted to be incurred by such Party for such activity in such calendar quarter under the Commercialization Plan and Budget, then the difference will be carried forward and credited against Commercialization Costs to be incurred by such Party for such activity in succeeding calendar quarter(s) during the same calendar year, but only if such Party is responsible under the Commercialization Plan and Budget for performing the same activity in the succeeding calendar quarter; and, subject to Section 6.7.3 below, if a Party actually incurs in a calendar quarter Commercialization Costs for a particular activity in excess of the amounts budgeted to be incurred by such Party for such activity in such calendar quarter, then the excess may be carried forward and treated as a Commercialization Cost incurred by such Party for such activity in a subsequent calendar quarter in the same calendar year as designated by such Party, but only if such Party is responsible under the Commercialization Plan and Budget for performing the activity in the succeeding calendar quarter.

                  6.7.3 EXCESS COSTS. To the extent the Commercialization Costs incurred by a Party for a particular activity exceed by more than [ * ] percent ([ * ]%) the Commercialization Costs budgeted to be incurred by such Party for such activity in a calendar quarter in the Commercialization Plan and Budget then in effect, then such Party shall not be entitled to carry

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forward in accordance with Section 6.7.2 any portion of such excess
Commercialization Costs for such activity unless the other Party approves such excess Commercialization Costs for the particular activity, which approval shall not be unreasonably withheld to the extent that incurring such excess Commercialization Costs for the particular activity was not within the reasonable control of the Party incurring such Commercialization Costs. Likewise, unless otherwise mutually agreed by the Parties, neither Party shall be obligated to incur Commercialization Costs to perform its responsibilities under the Commercialization Plan and Budget which are in excess of the amounts set forth for such Party in the then-current Commercialization Plan and Budget.

                  6.7.4 RECONCILIATION. Within thirty (30) days following the end of each calendar year, each Party shall provide to the other a written summary of the Commercialization Costs actually incurred by such Party during each calendar quarter of such calendar year, in a form mutually agreed by the Parties (such form to be agreed and established by the Parties on or before December 15, 2001). The Parties shall reconcile, in accordance with Section 13.1, the total Commercialization Costs actually incurred by both Parties, and reimbursements previously provided under Section 6.7.2, for such calendar year in order to determine the amount of the payment, if any, to be made by one Party to the other so that each Party bears fifty percent (50%) of the total Commercialization Costs actually incurred by both Parties in such calendar year. A balancing payment shall be payable by one Party to the other Party under this
Section 6.7.4 in an amount determined so that each Party bears fifty percent (50%) of such total Commercialization Costs. Excess Commercialization Costs incurred by a Party, as set forth in Section 6.7.3, shall not be treated as Commercialization Costs for purposes of such reconciliation unless approved by the other Party in accordance with Section 6.7.3.

                  6.7.5   COMMERCIALIZATION   REPORTS  AND  RECORDS.

                           (i) JOINT STEERING  COMMITTEE.  Each Party shall keep
the Joint Steering Committee fully informed of its progress and activities for which it is responsible under the Commercialization Plan and Budget.

                           (ii) REPORTS.  Within the fifteen (15) days after the
end of each calendar quarter, each Party shall prepare and provide to the other Party a written report that summarizes the progress of the activities performed by such Party pursuant to the Commercialization Plan and Budget during the preceding calendar quarter, identifies any issues or circumstances of which it is aware that may adversely affect the activities under the Commercialization Plan and Budget in the then current calendar quarter; and, to the extent reasonably practicable, identifies steps that may be taken, or changes that may be made, to resolve issues. The form of such reports shall be mutually agreed upon by the Parties on or before December 15, 2001.

                           (iii)  RECORDS.   Each  Party  shall  use  reasonable
commercial efforts to maintain records in sufficient detail as will properly reflect all work done, and Commercialization



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                                                                     CONFIENTIAL

Costs expended, in the performance of activities arising out of, in conducting, or otherwise in connection with the Commercialization Plan and Budget.

         6.8. JOINT PRODUCT FORECASTS AND ORDERS. In the same manner as set forth in Section 12.3 in connection with the supply of Approved Products to ACLARA, the Joint Steering Committee shall establish Forecasts for supply of each Approved Product by TWT to Customers and to Marketing Distributors (the "JOINT PRODUCT FORECASTS"). It being understood that unless otherwise agreed by the Joint Steering Committee, the Joint Product Forecasts shall include quantities of Approved Products independently forecasted by Marketing Distributors and quantities ordered by Customers consistent with the forecasting requirements set forth in Sections 12.3 and 12.4. Such Joint Product Forecasts shall be used for purposes of determining whether or not ACLARA will have the right to manufacture Approved Products under the Backup Manufacturing License as set forth in Section 12.11. The Joint Steering Committee shall issue firm orders for the supply of such Approved Products in the same manner as set forth in
Section 12.4.1 for purposes of determining the quantities of Approved Products that TWT is obligated to supply.

                                    ARTICLE 7

                                COMMERCIALIZATION

         7.1. GENERAL RESPONSIBILITIES. Each Party shall use [ * ] efforts to perform the activities allocated to such Party in the Commercialization Plan and Budget in accordance with the schedules set forth therein, including the use of [ * ] efforts to (A) allocate such resources as are required under the Commercialization Plan and Budget, (B) cooperate with the other Party to perform activities under the Commercialization Plan and Budget, including to support each Customer under the Early Access Program in an effort to ensure that the applicable early access units of Approved Product are successfully promoted to and used by such Customers; (C) provide reasonable support of Approved Products that have otherwise been distributed by such Party directly to Customers and reasonable backup support to the Marketing Distributors, in each case to the extent required by the Commercialization Plan and Budget; and (D) use personnel with reasonably sufficient marketing and other skills and experience to carry out its responsibilities under, and to accomplish the objectives of, the Commercialization Plan and Budget in an expeditious manner. Neither Party shall be held responsible for a failure to perform an activity pursuant to the Commercialization Plan and Budget, and no such failure shall be considered a breach of this Agreement, provided that such Party used [ * ] efforts to perform the applicable activity in accordance with the Commercialization Plan and Budget. Notwithstanding anything to the contrary, neither Party shall be required to perform any activities other than as required by the Commercialization Plan and Budget in order to market or promote the Approved Products. The Parties will share equally in all costs and expenses associated with the marketing, promotion, distribution, sale, and support of Approved Products as more fully set forth in Article 6 above.

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         7.2. SALES GOALS. It is acknowledged and agreed that the
Commercialization Plan and Budget may establish from time to time Sales Goals for Approved Products, each of which may be established on an Approved Product by Approved Product, and geographic region by geographic region, basis. A Party shall not be responsible for any failure to meet such Sales Goals, provided that such failure is not primarily caused by a failure of the Party to use [ * ] efforts to perform its responsibilities under the Commercialization Plan and Budget.

         7.3. COMMERCIAL LAUNCH. The Parties shall use [ * ] efforts to achieve Commercial Launch of each Approved Product as soon as reasonably practicable after approved by the Development Committee for Commercial Launch.

         7.4. MARKETING AND DISTRIBUTION BY TWT. Unless otherwise approved by the Joint Steering Committee, TWT shall have [ * ]. Accordingly, it is acknowledged and agreed that TWT shall have the right to exercise its rights under this Article 7 with respect to Approved Products that have been approved by the Development Committee for Commercial Launch.

                  7.4.1 GENERAL LICENSE GRANT. Subject to the terms and conditions of this Agreement, ACLARA hereby grants to TWT a worldwide, non-exclusive, right and license under the ACLARA Technology to promote, market, sell, offer to sell, import, and otherwise distribute to Customers for use in the Field in all countries and geographic regions the Approved Products manufactured by TWT in accordance with this Agreement; provided that [ * ]. Subject to Sections 7.6.1 and 7.6.2, this license grant includes the right to exercise such rights both directly and indirectly through Affiliates and Marketing Distributors.

                  7.4.2 SOFTWARE LICENSES. It is acknowledged and agreed that the Development Committee may approve the use of particular Software with an Approved Product in the Field. Subject to the terms and conditions of this Agreement, ACLARA hereby grants to TWT a worldwide, non-exclusive, right and license, under the Intellectual Property Rights owned or Licensable by ACLARA that are applicable to such Software, to distribute, transmit, and grant licenses to Customers to use on commercially reasonable terms, such Software in all countries and geographic regions, and machine readable updates, improvements, and other modifications to such Software provided by TWT, each for use in the Field with the applicable Approved Product. If the Software includes Software provided by ACLARA, then TWT agrees to notify ACLARA of any unauthorized use of the ACLARA Software of which TWT becomes aware.

                  7.4.3 ACLARA COMPONENTS. Notwithstanding anything to the contrary, TWT shall not be responsible for any failure to meet any diligence obligation of TWT under this Article 7 if the failure resulted from a failure to supply an ACLARA Component used in the Approved Product, as such failure is more fully defined in Section 11.11.1 or resulted from a quality issue with an

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ACLARA Component. It is acknowledged and agreed that all ACLARA Components used in Approved Products distributed hereunder will be [ * ].

         7.5. MARKETING AND DISTRIBUTION BY ACLARA. It is acknowledged and agreed that ACLARA shall have the right to market and promote, in accordance with the Commercialization Plan and Budget, Approved Products for use in the Field, [ * ]

                  7.5.1 [ * ]

                  7.5.2 [ * ]

                  7.5.3 SUPPLY OF APPROVED PRODUCTS. [ * ]

         7.6. INDIRECT DISTRIBUTION

                  7.6.1 AFFILIATES. TWT shall have the right to exercise its rights pursuant to Section 7.4, and ACLARA shall have the right to exercise any rights that it is granted pursuant to Section 7.5, each through its Affiliates, provided that all actions and inaction of each Affiliate of a Party in connection with the marketing, promotion, sale, distribution, or importation of an Approved Product shall be deemed to be actions and inaction of such Party. In particular, any action or inaction by such an Affiliate in connection with such activities which would have been a breach of this Agreement if by the Party itself shall be considered a breach of this Agreement by such Party in the same manner as if performed by such Party.

                  7.6.2 MARKETING DISTRIBUTORS. Except with respect to Joint Distributors approved by the Joint Steering Committee and ACLARA Partners requested by ACLARA, each as set forth in this Section 7.6 below, neither Party shall sell or otherwise distribute Approved Products using a Marketing Distributor unless [ * ].

                  7.6.3 JOINT DISTRIBUTORS. The Parties (through the Joint Steering Committee or its appointees) intend to evaluate the possibility and need for using a Joint Distributor for commercialization of Approved Products under this Agreement for particular regions and Approved Products. If the Joint Steering Committee decides that it wishes to pursue an arrangement with one or more Joint Distributors, the Joint Steering Committee may appoint a separate committee of appropriate individuals to approach the potential Joint Distributor(s) that it has selected and to negotiate the terms and conditions for a distribution arrangement with each such entity for review and approval by the Joint Steering Committee. The terms and conditions for distribution through a Joint Distributor shall be solely as approved by the Joint Steering Committee. Once a Joint Distributor has been appointed in accordance herewith, the same shall be treated as a Marketing Distributor of the Party with which it enters into a written agreement, as approved by the Joint Steering Committee, for purposes of calculating Net Sales.

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                  7.6.4 ACLARA PARTNERS.

                           (i) REQUEST AND CONSIDERATION. [ * ]

                           (ii) AGREEMENT WITH TWT. [ * ]

                           (iii) SCOPE OF APPOINTMENT. [ * ]

         7.7. NO OTHER DISTRIBUTION RIGHTS. [ * ].

         7.8. PRODUCT CONFIGURATIONS. Unless otherwise expressly agreed upon by the Parties in writing, Approved Products are licensed for distribution under this Article 7 solely in the configurations expressly approved by the Development Committee in the Specifications for the Approved Product. The distribution of any component or sub-configuration of an Approved Product shall be considered unlicensed. [ * ]

         7.9. MARKETING MATERIALS AND PRESENTATIONS. All presentations and demonstrations of Approved Product(s) shall be subject to any requirements approved by the Joint Steering Committee or otherwise set forth in the Commercialization Plan and Budget. Additionally, subject to Article 9 and requirements approved by the Joint Steering Committee as between the Parties, TWT shall be [ * ].

         7.10. CUSTOMER AGREEMENTS. Notwithstanding anything to the contrary, including Section 6.4.3 and the Commercialization Plan and Budget, to the extent that a Customer desires to enter into a written agreement for the supply of Approved Product(s), the Party having responsibility for distribution of Approved Products to such Customer (the "RESPONSIBLE PARTY") shall control the negotiations of such agreements, and the terms and conditions therein, provided that the other Party shall not be obligated to perform obligations under such agreement, except to the extent set forth in this Agreement or otherwise agreed upon by such other Party in writing. The Responsible Party shall not, however, commit to supply Approved Products to the Customer in a manner that is inconsistent with its right to obtain Approved Products in accordance with this Agreement. [ * ] This Section 7.10 is not intended to prevent the Party that is not the Responsible Party (the "NON-RESPONSIBLE PARTY"), however, from otherwise promoting the Approved Products to Customers, or working with Customers to understand the terms and conditions for supply desired by the Customer, and soliciting from Customers purchase orders for Approved Products that have been approved by the Development Committee for Commercial Launch in order to provide the purchase orders to the Responsible Party, each in accordance with this Agreement to the extent authorized in the Commercialization Plan and Budget; provided that the Non-Responsible Party shall have no authority, express or implied, to bind the Responsible Party, accept purchase orders, or to make commitments or incur obligations of any kind on behalf of the Responsible Party and shall inform the Customer of such limitations in advance. To the extent that the Non-Responsible Party provides

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                                                                    CONFIDENTIAL

to the Responsible Party a purchase order issued by a Customer, within ten (10) days after such issuance, for the purchase by such Customer of Approved Products that have been approved by the Development Committee for Commercial Launch, and provided that marketing to the particular Customer is within the scope of the Non-Responsible Party's marketing responsibilities under the Commercialization Plan and Budget, then the Responsible Party agrees to use its [ * ] efforts to supply to such Customer the quantity of Approved Products ordered in such purchase order on the Responsible Party's then standard terms and conditions for supply of the applicable Approved Products, which terms and conditions will be substantially similar to the non-financial terms and conditions in this Agreement applicable to supply of Approved Products (excluding backup manufacturing rights, such as under Section 12.11). The Non-Responsible Party shall provide purchase orders to the Responsible Party only in a form pre-approved by the Responsible Party. The Non-Responsible Party acknowledges and agrees that the Responsible Party may issue an acknowledgement, and ship the Approved Products, directly to the Customer.

         7.11. THIRD PARTY PATENTS. If it is determined by a court or other body of competent jurisdiction, or if either Party reasonably believes, that an Approved Product may infringe the Patent Rights of a third party, the Parties shall meet promptly to discuss the matter. If, after such discussion, the Commercializing Party desires to continue to distribute the Approved Product, it shall be free to do so in accordance with this Agreement. If the Commercializing Party is not comfortable with the continued distribution of the Approved Product, however, it shall be relieved of any diligence obligations applicable to the Approved Product under this Agreement in the countries affected by the potential infringement until such time as (i) the Parties have obtained a license under the applicable Patent Rights authorizing the manufacture, use, sale, offer for sale, distribution, and importation of such Approved Product in accordance with this Agreement and agreed upon an adjustment in royalties pursuant to Section 8.7 to compensate the Party that obtained the license; or
(ii) otherwise resolved the matter to the satisfaction of the Commercializing Party. If the Non-Commercializing Party is not comfortable with continued distribution of an Approved Product in accordance with this Agreement in light of the applicable third party Patent Rights, it shall be relieved of its obligation under Section 17.1.2 or 17.2.2, as applicable, to indemnify the Commercializing Party with respect to infringement of such Patent Rights except to the extent that the Commercializing Party has obtained a non-infringement, unenforceability, and/or invalidity opinion of patent counsel regarding the applicable Patent Rights which reasonably addresses the potential infringement.

         7.12. PACKAGING AND LABELING. The Commercializing Party shall use its reasonable commercial efforts to ensure that the packaging and labeling of each Approved Product is in accordance with the requirements of applicable laws in the countries for which the Approved Product is distributed. If the packaging Party and Commercializing Party are different, the Commercializing Party shall notify the packaging Party of any such requirements of which the Commercializing Party is aware through the exercise of such reasonable commercial efforts.

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Additionally, the Parties agree to discuss patent, trademark, and copyright markings on a product-by-product basis prior to Commercial Launch, and thereafter to the extent additional Patent Rights, trademark, or copyright rights apply to the Approved Product. The Parties agree to cooperate reasonably to mark Approved Products to preserve Patent Rights, trademark, and copyright rights of TWT and ACLARA, as applicable, and to confer with the Intellectual Property Sub-Committee with regard to such matters.

         7.13. CUSTOMER RESTRICTIONS. Except to the extent otherwise agreed upon by the Parties in writing, all Approved Products that are distributed under this Agreement shall be labeled conspicuously "FOR RESEARCH USE ONLY; NOT FOR USE IN DIAGNOSTIC PROCEDURES." Additionally, if applicable, the Parties will cooperate reasonably in order to mark Approved Products with restricted use legends in an effort avoid issues related to the Intellectual Property Rights of third parties.

         7.14. CUSTOMER SUPPORT AND WARRANTIES.

                  7.14.1 SUPPORT. Except as otherwise provided in the Commercialization Plan and Budget and as otherwise set forth in this Section
7.14.1 below, each Party shall be solely responsible for providing support for the Approved Products that it distributes, including Customer and technical support relating to the use, operation, and performance of Approved Products, and any equipment on which such Approved Products are used. Prior to distributing an Approved Product pursuant to this Article 7, the Commercializing Party shall establish trained personnel and other resources, and will maintain such personnel and resources, in a manner sufficient to enable the Commercializing Party to support in accordance with industry standards, which shall be no less than a reasonable level of support, the Approved Products that it distributes. At the request of the Commercializing Party, the other Party will provide to the Commercializing Party from time to time reasonable training of personnel and mutually agreed upon documentation for purposes of assisting the Commercializing Party in establishing and maintaining such support capabilities. Additionally, each Party agrees to provide to the Commercializing Party a reasonable level of backup technical support with regard to each Approved Product that has been approved by the Development Committee for Commercial Launch.

                  7.14.2 WARRANTIES. Each Party shall be solely responsible for all representations and warranties that it makes with respect to an Approved Product beyond the warranties approved by the Joint Steering Committee.

         7.15. INTERNAL USE. [ * ]

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                                    ARTICLE 8

                           COMMERCIALIZATION ECONOMICS

         8.1. INITIAL PAYMENTS.

                  8.1.1 ACLARA COMPONENTS. The transfer price for ACLARA Components provided by ACLARA to TWT under Article 11 shall be [ * ]. Payment of such transfer price by TWT to ACLARA shall be in accordance with Section 13.3.

                  8.1.2 CLEAVASE ENZYME. The transfer price for Cleavase Enzymes provided by TWT to ACLARA under Article 12 shall be [ * ]. Payment of such transfer price by TWT to ACLARA shall be in accordance with Section 13.4.

                  8.1.3 APPROVED PRODUCTS. Each of TWT and ACLARA, when it is the Manufacturing Party, shall be paid by the other Party [ * ] for each unit of Approved Product manufactured by the applicable Party. Payment of such amounts by a Party to the other Party, as the Manufacturing Party, shall be in accordance with Section 13.2.

         8.2. ACCOUNTING DEFINITIONS. As used in Section 8.3 below, the following terms shall have the meanings indicated:

                  8.2.1 "RECONCILIATION MARGIN" shall mean, with respect to a particular Commercializing Party and its Affiliate's Net Sales of Approved Products, and the Software for use therewith ("SOLD PRODUCTS"), [ * ].

                           (i) [ * ]; and

                           (ii) [ * ]

                  8.2.2 "MANUFACTURING RECONCILIATION" shall mean the Component Reconciliation and/or the Product Reconciliation, as appropriate.

                           (i)  "COMPONENT   RECONCILIATION"  shall  mean,  with
respect to a Party who supplies either ACLARA Component or Cleavase Enzyme to the Manufacturing Party of Sold Products (where such Manufacturing Party is the other Party hereto or a third party) hereunder, [ * ] such ACLARA Components or Cleavase Enzyme, as appropriate, incorporated into such Sold Product.

                           (ii)  "PRODUCT   RECONCILIATION"   shall  mean,  with
respect to the Manufacturing Party of Sold Product, [ * ] such Sold Product; provided that [ * ].

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                  8.2.3 "NET REVENUES" shall mean, with respect to a particular
Commercializing Party and its Affiliate's Net Sales of Sold Products, [ * ].

                  8.2.4 "TARGET BURDEN" shall mean with respect to a particular Commercializing Party and its Affiliate's Net Sales of Sold Products, the [ * ].

         8.3. ACCOUNTING BASED ON SALES.

                  8.3.1 REPORTS. In addition to the reports required under Sections 5.6 and 6.7.4, within fifteen (15) days immediately after the end of each calendar quarter, each Party (the "Reporting Party") shall provide to the other Party (the "Receiving Party") a written report, in a form mutually agreed upon by the Parties (such form to be agreed upon by the Parties on or before December 15, 2001) setting forth: (i) the Reporting Party's Manufacturing Costs accruing during the calendar quarter for the manufacture of ACLARA Components and Cleavase Enzyme supplied to the Receiving Party and of Approved Products and Software manufactured during such calendar quarter; (ii) the number, product name, description, and Net Sales with respect to all Approved Products sold during the calendar quarter by the Reporting Party and its Affiliates, broken down by Approved Product and country in which the sales are made; (iii) a calculation of all Proprietary Target Royalties payable by the Reporting Party to the Receiving Party in accordance with Section 8.4 with respect to Approved Products sold by the Reporting Party; and (iv) a calculation of all offsets to be taken by the Reporting Party under Section 8.5 with respect to the reported Net Sales. The calculations of Proprietary Target Royalties and offsets shall be broken down by Approved Product, Target, Patent Rights, and third party licensor (if applicable), setting forth the Target Fees payable by the Reporting Party or by the Receiving Party (as understood by the Reporting Party) to the licensor, if any, for each unit of Approved Product under such Patent Rights for sales in the particular country, and the total aggregate amount of the Proprietary Target Royalties and offsets taken for each Approved Product. Such report shall also identify the country in which the Customer or Marketing Distributor, as applicable, that purchased each Approved Product from the Reporting Party is located. For purposes of this Agreement, including for calculating Net Sales, sales shall be deemed to occur in the country in which, and at the time at which, risk of loss passes from the Commercializing Party to its Marketing Distributor or to its Customer, as applicable. If such location and time are not specified for a particular sale, the sale shall be deemed to occur in the country in which, and at the time at which, the Commercializing Party directly provides the Approved Product to the carrier for shipment to the Customer or to the Marketing Distributor, as applicable.

                  8.3.2 ACCOUNTING BASED ON TWT SALES. The amount payable to ACLARA as a result of Net Sales based upon sales of Approved Products and Software by TWT and its Affiliates shall be equal to [ * ]. An example of the operation of Sections 8.3.2 and 8.3.3 is set forth on Exhibit 8.3.

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                  8.3.3  ACCOUNTING BASED ON ACLARA SALES. The amount payable to
TWT as a result of Net Sales based upon sales of Approved Products and Software by ACLARA and its Affiliates shall be equal to [ * ].

         8.4. PROPRIETARY TARGET ROYALTIES.

                  8.4.1 PAYMENT. In addition to the amounts payable under Sections 8.1 and 8.3, if a Target to be detected and/or quantified by an Approved Product, as set forth in its Specifications, is Covered by Patent Rights owned by, or licensed by a third party to, the Non-Commercializing Party or its Controlled Affiliate, then the Commercializing Party shall pay a Proprietary Target Royalty to the Non-Commercializing Party in accordance with this Section 8.4. For each such Target of an Approved Product distributed by the Commercializing Party that is Covered by such Patent Rights, the Commercializing Party shall pay a royalty to the Non-Commercializing Party that is equal to (i) the Exclusive Target Royalty for such Patent Rights Covering a Target that is under the Exclusive Control of the Non-Commercializing Party; or (ii) the Non-Exclusive Target Royalty for such Patent Rights Covering a Target that is under the Non-Exclusive Control of the Non-Commercializing Party. Whether or not a Party has Exclusive Control of a Target for purposes of determining whether an Exclusive Target Royalty or a Non-Exclusive Target Royalty will be paid shall be determined based upon whether or not such Party has Exclusive Control in the country of sale by the Commercializing Party, as more fully defined in Section 8.3.1.

                  8.4.2 SINGLE ROYALTY. Notwithstanding Section 8.4.1, for each unit of Approved Product, only one Proprietary Target Royalty shall be paid for each Target to be detected and/or quantified by such unit for all Patent Rights owned by, or licensed by a third party to, the Non-Commercializing Party and its Controlled Affiliates, regardless of the number of Patent Rights and regardless of the number of third parties from which licenses have been obtained. If the Non-Commercializing Party or its Controlled Affiliate has both Exclusive Control and Non-Exclusive Control of the particular Target based upon different Patent Rights, then the Proprietary Target Royalty for such Target and unit shall be calculated as if the Party had Exclusive Control of the Target.

                  8.4.3 ADDITIONAL CONDITIONS.

                           (i)  Notwithstanding  Section  8.4.1,  a  Proprietary
Target Royalty shall be payable under this Section 8.4 for a particular unit of Approved Product under Patent Rights Covering a Target of such unit only if a Valid Claim of such Patent Rights would also be infringed, absent a license or other authorization from the patent owner (which may be the Non-Commercializing Party or its Controlled Affiliate), by the manufacture, use, sale, offer for sale, importation, or other exploitation of such unit of Approved Product under this Agreement. Notwithstanding anything to the contrary, however, the manufacture, use, sale, offer for sale,

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importation, or other exploitation of an Approved Product hereunder shall be deemed to so infringe a Valid Claim of the applicable Patent Rights for purposes of this Agreement to the extent that the Non-Commercializing Party or its Controlled Affiliate actually pays Target Fees in good faith to a non-Affiliate third party for a license under such Patent Rights as a result of any such activity with respect to the particular unit of such Approved Product.

                           (ii)   Notwithstanding    Section   8.4.1,   if   the
Commercializing Party and the Manufacturing Party of a particular unit of Approved Product are the same Party, a Proprietary Target Royalty for a particular Target shall be payable to the Non-Commercializing Party under this
Section 8.4 for distribution of such unit by the Commercializing Party only with respect to those Patent Rights owned by, or licensed by a third party to, the Non-Commercializing Party or its Controlled Affiliate that are included in the Patent Rights licensed to the Commercializing Party under the applicable manufacturing and distribution licenses. Accordingly, if TWT is both the Manufacturing Party and the Commercializing Party for the particular unit of Approved Product, a Proprietary Target Royalty shall be payable to ACLARA under this Section 8.4 only with respect those Patent Rights that are included in the ACLARA Technology licensed to TWT under Sections 7.4.1, 10.1.1 and 11.11.2. Similarly, if ACLARA is both the Manufacturing Party and the Commercializing Party for the particular unit of Approved Product, a Proprietary Target Royalty shall be payable to TWT under this Section 8.4 only with respect to those Patent Rights that are included in the TWT Technology licensed to ACLARA under Section
12.11.2 and the distribution licenses granted pursuant to Section 7.5, each when applicable. Additionally, Proprietary Target Royalties shall accrue under this
Section 8.4 with respect to particular Patent Rights only with respect to those units of Approved Product sold by the Commercializing Party after it received the notice and information from the Non-Commercializing Party that is required under Section 4.3.

                  8.4.4 BOTH ROYALTIES AND OFFSETS ALLOWED. It is acknowledged and agreed that both Parties or their Controlled Affiliates may own, or be licensed by third parties under, Patent Rights Covering the same Target and that both Parties or their Controlled Affiliates may have Exclusive Control of the same Target. Accordingly, Sections 8.4 and 8.5 may require and authorize, respectively, both a Proprietary Target Royalty to the Non-Commercializing Party and an offset to the Commercializing Party for each particular Target.

         8.5. PROPRIETARY TARGET OFFSETS.

                  8.5.1 OFFSET. If a Target to be detected and/or quantified by an Approved Product, as set forth in its Specifications, is Covered by Patent Rights owned by, or licensed by a third party to, the Commercializing Party or its Controlled Affiliate, then, for the purpose of calculating the Target Burden (as defined in Section 8.2.4) and amounts payable under Section 8.3, the Commercializing Party shall be entitled to offset against its applicable Net Sales an amount equal to what the Proprietary Target Royalty would have been to the Non-Commercializing Party for such Patent Rights had the Patent Rights been owned by, or licensed by a third party on the same terms to, the Non-Commercializing Party rather than the Commercializing Party or its Controlled Affiliate. For clarity, what the Proprietary Target Royalty would have been under such circumstances shall be

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determined in accordance with Sections 8.4.1, 8.4.2, and 8.4.3(i), but not
Section 8.4.3(ii). Section 8.5.2 shall apply in lieu of Section 8.4.3(ii).

                  8.5.2 ADDITIONAL CONDITIONS. Notwithstanding Section 8.5.1, if the Non-Commercializing Party and the Manufacturing Party of a particular unit of Approved Product are the same Party, then the Commercializing Party shall be entitled to take an offset for a particular Target under this Section 8.5 in connection with its distribution of such unit only with respect to those Patent Rights owned by, or licensed by a third party to, the Commercializing Party or its Controlled Affiliate that are included in the Patent Rights licensed to the Non-Commercializing Party under the applicable manufacturing and distribution licenses. Accordingly, if TWT is both the Manufacturing Party and the Non-Commercializing Party for the particular unit of Approved Product, an offset may be taken by ACLARA under this Section 8.5 only with respect those Patent Rights that are included in the ACLARA Technology licensed to TWT under Sections 7.4.1, 10.1.1 and 11.11.2. Similarly, if ACLARA is both the Manufacturing Party and the Non-Commercializing Party for the particular unit of Approved Product, an offset may be taken by TWT under this Section 8.5 only with respect those Patent Rights that are included in the TWT Technology licensed to ACLARA under
Section 12.11.2 and the distribution licenses granted pursuant to Section 7.5, each when applicable. It is acknowledged and agreed that the Commercializing Party may take an offset under this Section 8.5 if it is patent owner and that the Commercializing Party may take an offset for Patent Rights owned by or licensed by a third party to the Commercializing Party's Controlled Affiliate only to the extent that the Controlled Affiliate pays Target Fees in good faith for a license under the applicable Patent Rights as a result of the manufacture, use, sale, offer for sale, importation, or other exploitation of the applicable Approved Product under this Agreement.

         8.6. BUNDLING. [ * ].

         8.7. OTHER THIRD PARTY ROYALTIES. Other than with respect to Targets, if the Parties agree to incorporate Technology of a third party into an Approved Product, or if it is otherwise determined that an Approved Product may infringe the Patent Rights of a third party, each such that the payment of royalties to the third party is required, the Parties will agree, at such time, to adjustments to the amounts payable under Article 8 to compensate the Party paying the royalties.

                                    ARTICLE 9

                             TRADEMARKS AND BRANDING

         9.1. JOINT MARKS. The Parties acknowledge and agree that the Joint Steering Committee may determine that it would be beneficial to market, promote and otherwise commercialize Approved Products using one or more trademarks uniquely associated with the Approved Products (each a

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"JOINT MARK"). In such event, the Parties will discuss an appropriate trademark for such purposes and enter into trademark licensing and usage agreements as the Parties may agree with respect to such Joint Marks, including with respect to establishing, maintaining and protecting the Joint Marks. Unless otherwise agreed by the Parties in writing, neither Party shall use any Joint Mark except for purposes of marketing, promoting, and commercializing the Approved Products. Commencing with approval by the Joint Steering Committee of a Joint Mark, all Approved Products, and associated marketing materials, shall be labeled with the Joint Mark in the manner approved. It is acknowledged and agreed that Approved Products may be labeled with Joint Marks in addition to, or in lieu of, the trademarks, trade names, trade dress, and logos of the Parties, as the Joint Steering Committee approves. Joint Marks shall be used solely in accordance with the usage guidelines established therefor by the Joint Steering Committee.

         9.2. CO-BRANDING. Except to the extent modified by the Joint Steering Committee, such as through approval of a Joint Mark for an Approved Product, the branding requirements set forth in this Section 9.2 below shall apply. The Commercializing Party shall apply the trademarks, trade names, and logos of the other Party to each Approved Product distributed under this Agreement, and to the packaging materials, labels and promotional materials used in connection therewith, as more fully described in this Section 9.2 below. In particular, if TWT is the Commercializing Party, TWT shall apply the ACLARA Marks (as set forth in Exhibit 1.2 and updated by ACLARA from time to time in accordance with this Agreement) in addition to any of TWT's own trademarks, trade names, and logos that it applies. If ACLARA is the Commercializing Party, ACLARA shall apply the TWT Marks (as set forth in Exhibit 1.69 and updated by TWT from time to time in accordance with this Agreement) in addition to any of ACLARA's own trademarks, trade names, and logos that it applies. The trademarks, trade names, and logos of both Parties shall be displayed equally legibly and equally prominently, but nevertheless separated from the other so that each appears to be a mark in its own right, distinct from the other mark. No Approved Product, or such materials or labels, shall display the trademarks, trade names, or logos of any third party without the approval of the Joint Steering Committee.

                  9.2.1 TRADEMARK LICENSE. ACLARA hereby grants to TWT a non-exclusive, non-transferable, royalty free license to use the ACLARA Marks in connection with the marketing, promotion, and sale of Approved Products for use in the Field in accordance with this Agreement. If the Joint Steering Committee approves distribution of an Approved Product by ACLARA, TWT will grant ACLARA a similar license to use the TWT Marks under the terms and conditions set forth in this Article 9. All ownership and goodwill arising out of the use of a Party's trademarks, trade names, and logos shall vest in and inure solely to the benefit of such Party, and all ownership and goodwill arising out of the use of the Joint Marks shall vest in and inure to the benefit of both ACLARA and TWT in accordance with the agreements regarding the Joint Marks. Each Party reserves all rights regarding its trademarks, trade names, and logos not expressly granted to the other Party. Each Party agrees to conduct business related to the Approved Products in a manner that reflects favorably at all times on the products, goodwill, and reputation of the other Party.

                  9.2.2 APPROVAL OF REPRESENTATION OF MARKS. All representations of the trademarks, trade names, and logos of the Non-Commercializing Party that
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use shall first be submitted to the Non-Commercializing Party for approval
(which shall not be unreasonably withheld or delayed) of design, color, and other details or shall be exact copies of those used by the Non-Commercializing Party. In addition, all representations of the trademarks, trade names, and logos of the Non-Commercializing Party that are used by the Commercializing Party shall comply with the reasonable usage guidelines provided by the Non-Commercializing Party to the Commercializing Party, subject to the following. The Commercializing Party shall submit to the Non-Commercializing Party representative promotional materials, packaging and product labels for review and comment by the Non-Commercializing Party prior to their first use and prior to any subsequent change or addition. The Non-Commercializing Party may change its trademarks, trade names, and logos, and usage guidelines, to be used by the Commercializing Party hereunder only upon ninety (90) days prior written notice to the Commercializing Party, setting forth in such notice the changes. Changes shall be limited to changes that are generally applicable to other uses of the trademarks, trade names, and logos by the Non-Commercializing Party and its licensees thereof. From and after the end of such ninety (90) day period, as so designated in the notice, any trademarks, trade names, and logos that is to be deleted shall cease to be an ACLARA Mark or TWT Mark, as applicable, any trademarks, trade names, and logos that is to be added shall thereafter be deemed to be an ACLARA Mark or TWT Mark, as applicable, and changes to the usage guidelines shall take effect. Each Party shall solely bear all reasonable costs and expenses that result from a change requested by such Party with respect to such Party's own trademarks, trade names, and logos.

                  9.2.3 QUALITY CONTROL AND OTHER RESTRICTIONS. To enable the Non-Commercializing Party to monitor the quality of the Approved Products in connection with which its trademarks, trade names, and logos are used when the Non-Commercializing Party is not the Manufacturing Party, the Commercializing Party shall provide such Non-Commercializing Party with samples of the applicable Approved Products under commercially reasonable terms and conditions for such purposes. When TWT is the Manufacturing Party, such terms and conditions for supply to ACLARA shall be those set forth in Article 12. In addition, the Party manufacturing the Approved Product shall maintain reasonable quality control procedures consistent with industry standards for similar products.

                  9.2.4 RECORDATION. In those countries where a license to use trademarks, trade names, and logos must be recorded, the Party granting a license pursuant to this Article 9 shall have the right to provide and record a separate license for such licenses to the other Party hereunder. The Party receiving the license shall cooperate in the preparation and execution of such documents. Upon termination of a license pursuant to this Article 9, the Party receiving the license shall cooperate in the cancellation of any such licenses recorded or entered into in applicable countries.

                  9.2.5 MARK INFRINGEMENT. Each Party shall notify the other Party promptly upon learning of any actual, alleged, or threatened infringement of, or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or similar offenses relating to, the trademarks, trade names, or logos of the other Party.

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                                   ARTICLE 10

                                  MANUFACTURING

         10.1. LICENSES.

                  10.1.1 GENERAL. Subject to the terms and conditions of this Agreement, ACLARA hereby grants to TWT a worldwide, non-exclusive, right and license under the ACLARA Technology to manufacture, have manufactured, and otherwise produce Approved Products, including the right to practice any method or process for such purposes; provided that (i) Approved Products manufactured under this Section 10.1.1 shall be used, sold and distributed solely in accordance with the terms and conditions of this Agreement for use in the Field; and (ii) this Section 10.1.1 does not include the right to manufacture ACLARA Components. Prior to exercising its license under this Section 10.1.1 to have an Approved Product manufactured by a third party, TWT shall obtain ACLARA's prior written consent to the particular third party unless it is an Affiliate of TWT, which consent shall not be unreasonably withheld or delayed by ACLARA.

                  10.1.2 SOFTWARE. Subject to the terms and conditions of this Agreement, ACLARA hereby grants to TWT a worldwide, non-exclusive, right and license, under the Intellectual Property Rights owned or Licensable by ACLARA that are applicable to the Software identified in Section 7.4.2, to reproduce such Software, including onto appropriate media for distribution pursuant to this Agreement for use in the Field. This license grant includes the right to reproduce and modify the source code version of such Software as reasonably necessary for such purposes, and to create error corrections and other reasonable updates and modifications to such Software. TWT shall have the right to exercise its rights under this Section 10.1.2 using third party contractors.

         10.2. RESTRICTIONS.

                  10.2.1 ACLARA COMPONENTS. ACLARA Components used to manufacture Approved Products pursuant to Section 10.1.1 will be obtained by TWT solely in accordance with Article 11 below.

                  10.2.2 APPROVED PRODUCTS. The manufacture of Approved Products by TWT under this Article 10 shall be limited to Approved Products approved by the Development Committee for Commercial Launch. It is acknowledged and agreed, however, that TWT is licensed under Section 4.8.2 to manufacture, have manufactured, and otherwise produce Approved Products, and portions thereof, for purposes of performing its responsibilities under the Development Program.

         10.3. RESPONSIBILITIES. Subject to the terms and conditions of this Agreement, TWT will have responsibility for, and sole control of, assembly and packaging of Approved Products and Software, including copying Software onto appropriate media.

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         10.4. ECONOMICS. It is acknowledged that TWT has a goal of a
Reconciliation Margin (as defined in Section 8.2.1) for the manufacture of Approved Products of [ * ] bringing its total margin to [ * ] in order to receive a minimally acceptable return on its investment in equipment and facilities. If the Reconciliation Margin for Approved Products manufactured by TWT does not exceed [ * ] for any [ * ], then TWT shall have the right to notify ACLARA of its desire to discontinue manufacturing Approved Product, all as set forth in this Section 10.4 below.

         10.4.1 ALTERNATE SOURCE INVESTIGATION. If TWT's Reconciliation Margin is below [ * ] for any calendar quarter with respect to Approved Products manufactured by TWT and sold during such quarter, TWT shall promptly notify ACLARA in writing of such occurrence. In such case, at ACLARA's request the Parties shall (i) discuss in good faith an adjustment to the Reconciliation Margin calculation that will provide TWT with its minimally acceptable return on investment and/or (ii) cooperate to [ * ].

         10.4.2 CONTINUED SUPPLY/TERMINATION BY TWT. If TWT's Reconciliation Margin is [ * ] for [ * ] with respect to Approved Products manufactured by TWT and sold during such [ * ], TWT shall have the right to terminate its obligation to supply Approved Products hereunder on [ * ] written notice to ACLARA. Notwithstanding the foregoing, upon receipt of such notice ACLARA shall have the right to [ * ].

         10.4.3 APPOINTMENT. To the extent that TWT provides notice in accordance with Section 10.4.2 that it is terminating its obligation to manufacture Approved Products and ACLARA has not paid to TWT the difference between the Reconciliation Margin, then if ACLARA has identified in reasonable cooperation with TWT a manufacturer that is willing to commit contractually to manufacture and supply the Approved Products for distribution and use hereunder under the terms and conditions, including price, described in Section 10.4.1, after giving reasonable consideration to the input and concerns of TWT, then [ * ]. If not otherwise addressed, ACLARA would have the right to reproduce the Software for such Approved Products MUTATIS MUTANDIS with the terms set forth in
Section 10.1.2. Unless otherwise agreed in writing, there shall be no disclosure of a Party's trade secrets, know-how, source code, or Confidential Information to such manufacturer, or use thereof by such manufacturer for such purposes, without such Party's consent.

         10.5. PRODUCT CHANGES. During the Development Term, changes to the Specifications for an Approved Product shall be made solely by approval of the Development Committee. Thereafter, changes to the Specifications shall be made solely by written agreement of the Parties.

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                                   ARTICLE 11

                           SUPPLY OF ACLARA COMPONENTS

         11.1. TERMS AND CONDITIONS. All supply of ACLARA Components by ACLARA to TWT shall be subject to the terms and conditions of this Agreement. ANY TERMS OR CONDITIONS OF ANY PURCHASE ORDER OR ACKNOWLEDGMENT GIVEN OR RECEIVED WHICH ARE ADDITIONAL TO OR INCONSISTENT WITH THIS AGREEMENT SHALL HAVE NO EFFECT AND SUCH TERMS AND CONDITIONS ARE HEREBY EXCLUDED AND REJECTED.

         11.2. SUPPLY. Subject to the terms and conditions of this Article 11, ACLARA shall supply TWT with ACLARA Components, and TWT shall purchase ACLARA Components from ACLARA. Provided that TWT does not breach Article 15, nothing in this Agreement shall be construed to prevent TWT from purchasing similar components from any other party; except that TWT shall not include in any Approved Product an ACLARA Component obtained from another party (except pursuant to its have made rights in the backup manufacturing license in Section 11.11). For clarity, nothing in this Agreement shall prevent TWT from distributing or otherwise exploiting outside the scope of this Agreement products or components that are equivalent to Approved Products or ACLARA Components, provided that any such distribution or exploitation shall not be licensed hereunder, and ACLARA's Confidential Information shall not be used or disclosed, in order to do so. It is acknowledged and agreed that ACLARA Components purchased by TWT under this Article 11 are subject to restriction and are only for distribution and use as part of Approved Products in accordance with this Agreement. Any other distribution or use of such ACLARA Components shall be deemed to be unauthorized and unlicensed. Except for the licenses expressly granted to TWT by ACLARA in this Agreement or otherwise in a writing signed by both Parties, no transfer of an ACLARA Component to TWT shall be construed to grant TWT any right or license under ACLARA's Intellectual Property Rights, whether by implication, estoppel, reliance, or otherwise.

         11.3. FORECASTS. With respect to each Approved Product that has been, or that TWT anticipates will be, approved by the Development Committee for Commercial Launch, TWT will provide forecasts for the quantities of ACLARA Component(s) which are estimated to be required by TWT on a calendar monthly basis as set forth in this Section 11.3. Each such forecast ("FORECAST") shall indicate the estimated quantities of each ACLARA Component (identified by name and part number) on a calendar month by calendar month basis for the applicable initial month, as described below, and for each calendar month thereafter until the twelfth (12th) calendar month following the then current month. [ * ] TWT shall purchase, and ACLARA shall supply, the quantities of ACLARA Component set forth in each Forecast to the extent set forth in Section 11.4.

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         11.4. ORDERS.

                  11.4.1 ORDERS. Together with each Forecast submitted under
Section 11.3 above (the "CURRENT FORECAST") which includes quantities of ACLARA Component(s) forecasted for delivery in the [ * ] calendar month after the then current calendar month (the "BINDING MONTH"), TWT shall place its firm order with ACLARA, setting forth trade units, delivery dates and shipping instructions with respect to each shipment, for delivery in the Binding Month of that quantity of each particular ACLARA Component equal to the quantity of such ACLARA Component forecasted for the Binding Month in the Current Forecast. ACLARA shall accept such orders from TWT, subject to the remaining terms and conditions of this Agreement, provided that ACLARA shall not be obligated to accept orders for the Binding Month to the extent that the quantity ordered for delivery in such month exceeds the amount forecasted in the Binding Month; but ACLARA shall use reasonable commercial efforts to fill orders for such excess quantities from available supplies. Additionally, if demand exceeds Forecasted quantities of ACLARA Components, the Parties shall meet to discuss the matter in an effort to determine a course of action that will enable the demand to be met.

                  11.4.2  MINIMUM  ORDER   QUANTITIES.   The  Parties  agree  to
cooperate diligently in order to establish minimum quantities of ACLARA Components that may be ordered in each order.

                  11.4.3 FORM OF ORDER. All of TWT's orders shall be made pursuant to a written purchase order which is in a form approved by both Parties, and shall provide for shipment in compliance with Section 11.4.1. ACLARA shall use reasonable efforts to notify TWT within ten (10) days from receipt of an order of its ability to fill any amounts of such order in excess of the quantities that ACLARA is obligated to supply.

         11.5. COMPENSATION. TWT acknowledges and agrees that the entire amounts payable under Article 8 from the sale of the Approved Products are payable to ACLARA notwithstanding the transfer to TWT of the ACLARA Components under this
Article 11 or payment by TWT of the transfer price under Section 8.1.1 or Component Reconciliation under Section 8.3.2. In particular, no transfer of an ACLARA Component to TWT shall be considered to exhaust ACLARA's right to receive such amounts under Article 8, it being acknowledged that the transfer price and Component Reconciliation for the ACLARA Component have not been established in a manner intended to fully compensate ACLARA for the ACLARA Component.

         11.6. DELIVERY. All ACLARA Components delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in accordance with the applicable Specifications, marked for shipment to the destination point indicated in TWT's purchase order, and shipped FOB (as defined under the UCC) point of shipment. Such packing, and the manner of shipment, shall be reasonably sufficient to prevent damage, contamination, or degradation during shipment and during

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unpacking at the destination. All freight, insurance and other shipping expenses from the point of shipment shall be borne by TWT. The carrier shall be selected by ACLARA and TWT, provided that in the event no agreement is reached, TWT shall select the carrier. With respect to exact delivery dates of ACLARA Components, ACLARA shall use its [ * ] efforts to ship quantities of ACLARA Components for delivery on the dates specified in TWT's purchase orders submitted in accordance with this Article 11 to the extent such dates are consistent with the forecasted quantities ACLARA is obligated to supply hereunder.

         11.7. INVOICING. ACLARA shall submit an invoice to TWT no earlier than shipment of the ACLARA Component ordered by TWT hereunder. All invoices shall be sent to TWT's address for notices hereunder or such other address as designated by TWT in writing, and each such invoice shall state TWT's aggregate and unit prices for the ACLARA Components in a given shipment, and shall separately itemize any insurance, taxes or other costs incident to the transfer or shipment initially paid by ACLARA but to be borne by TWT hereunder.

         11.8. QUALITY AND QUALITY CONTROL. All ACLARA Components supplied by ACLARA shall be manufactured using reasonable manufacturing and record keeping procedures, including with regard to quality control. Prior to each shipment of each ACLARA Component, ACLARA shall perform reasonable quality control procedures and inspections in an effort to confirm that such ACLARA Component conforms fully with the Specifications. Each shipment of ACLARA Components shall be accompanied by a written certificate of analysis describing all current requirements of the Specifications, and results of test performed, certifying that the ACLARA Components in such shipment have been manufactured, controlled and released in accordance with this Section 11.8.

         11.9. INSPECTION/REJECTION.

                  11.9.1 PRODUCT INSPECTION. TWT shall, promptly upon receipt of each shipment, perform customary inspection. Any claim regarding the failure of such shipment to conform to the applicable Specifications shall be submitted to ACLARA promptly upon discovery, but in no case later than forty five (45) days after receipt of the shipment, together with reasonable evidence of such nonconformity. Any ACLARA Component supplied by ACLARA under this Agreement which fails to conform to the applicable Specifications shall be subject to the provisions of Section 11.10.2.

                  11.9.2 DISCREPANCIES. All shipments, and all shipping and other charges, shall be deemed correct unless ACLARA receives from TWT, no later than thirty (30) days after TWT's receipt of a given shipment, a written notice specifying the shipment, the purchase order number, and the exact nature of the discrepancy between the order and the shipment, or the exact nature of the discrepancy in the shipping or other charges, as applicable.

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         11.10. PRODUCT WARRANTY.

                  11.10.1 PRODUCT WARRANTY. Subject to the terms and conditions of this Agreement, ACLARA represents and warrants that all ACLARA Components supplied by ACLARA to TWT under this Agreement shall (i) comply, at the time of shipment to TWT, with the Specifications; and (ii) conform to the information provided in the certificate of analysis under Section 11.8. ACLARA further represents and warrants that title to all ACLARA Components shall pass to TWT concurrently with risk of loss, free and clear of all security interests, liens and other encumbrances.

         11.10.2 REMEDY FOR NON-CONFORMANCE. In the event that any ACLARA Component fails to comply with such Specifications at the time of shipment to TWT, then ACLARA shall as its sole and exclusive liability, and TWT's sole and exclusive remedy, at ACLARA's own cost (including freight and insurance) (i) deliver replacement quantities of such ACLARA Component to TWT as soon as reasonably practicable; or (ii) in the case of a recall if replacement is commercially unreasonable, credit TWT's account for the amount paid for such ACLARA Component. ACLARA may analyze any unit of ACLARA Component rejected by TWT for nonconformity. In case of a disagreement between the Parties, the claim shall be submitted for tests and decision to an independent testing organization mutually agreed upon by the Parties, which meets appropriate current Good Laboratory Practices as defined by the FDA from time to time (the "LABORATORY"), the appointment of which shall not be unreasonably withheld or delayed by either Party. The determination of such entity with respect to all or part of any shipment of ACLARA Component shall be final and binding upon the Parties. The fees and expenses of the Laboratory making such determination shall be paid by the Party against which the determination is made. ACLARA shall give TWT written instructions as to how TWT should, at ACLARA's expense, dispose of any non-conforming ACLARA Component.

         11.11. SHORTAGE OF SUPPLY OF ACLARA COMPONENTS. ACLARA shall notify TWT as soon as reasonably practicable if ACLARA has any reason to believe that it may be unable to deliver ACLARA Components in accordance with TWT's purchase orders to the extent that ACLARA is obligated to supply the Approved Products under this Article 11, including if ACLARA is experiencing manufacturing difficulties that it believes create a reasonably possibility of disrupting supply in the future. In such event the Parties shall meet and cooperate reasonably in order to formulate a plan in an effort to avoid any such disruption, which plan may include identifying potential third party suppliers of ACLARA Components or TWT manufacturing the ACLARA Components.

                  11.11.1 RIGHT TO MANUFACTURE. If for any [ * ], ACLARA fails to supply the quantities of an ACLARA Component that ACLARA is obligated to supply under Section 11.4.1, and provided that such failure will result in a substantial interruption of TWT's commercial sales of Approved Products that have been approved by the Development Committee for Commercial

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Launch, then TWT may manufacture (and have manufactured), pursuant to the license granted in Section 11.11.2 (the "COMPONENT MANUFACTURING LICENSE") such ACLARA Component. Such right shall not include any right to sublicense and shall continue in effect only until such time as ACLARA demonstrates that it will supply TWT's requirements of such ACLARA Component; it being understood that such demonstration will be made over the course of a phase in period in which supply by ACLARA to TWT of the ACLARA Component is ramped up concurrent with a wind down by TWT in the manufacture of the ACLARA Component, each as reasonably established to avoid disruptions in supply to TWT. At the end of such phase-in period, which shall include at least [ * ]of supply by ACLARA of TWT's full requirements of the ACLARA Component for distribution and use in accordance with this Agreement, TWT shall discontinue any exercise of the Component Manufacturing License with respect to such ACLARA Component; provided that the Component Manufacturing License shall remain in effect and may be further exercised by TWT in accordance with this Section 11.11 in the event of additional failures to supply an ACLARA Component. For purposes of this Agreement, a "failure to supply", or like terminology, when used with reference to supply by ACLARA, shall mean, with respect to a particular ACLARA Component, a failure to supply to TWT in the applicable calendar month [ * ] of the quantity of such ACLARA Component that ACLARA is obligated to supply under
Section 11.4.1 above for such calendar month.

                  11.11.2 COMPONENT MANUFACTURING LICENSE. Subject to all other terms and conditions of this Agreement, ACLARA hereby grants to TWT, and TWT hereby accepts, a non-exclusive right and license under the ACLARA Technology, without right to grant or authorize sublicenses, as necessary to make, and have made (solely as set forth in this Section 11.11.2) ACLARA Components only to the extent included in Approved Products for use in the Field and that are distributed or used by TWT in accordance with this Agreement, including the right to practice any method or process in connection with the foregoing. TWT may exercise its right to have ACLARA Components manufactured in accordance with this Section 11.11.2 solely through a single third party contract manufacturer subject to ACLARA's approval, not to be unreasonably withheld or delayed; and provided that such third party manufacturer (A) agrees to enter into a reasonable confidentiality agreement with ACLARA to protect against the unauthorized use and disclosure of Confidential Information of ACLARA; and (B) agrees to supply and otherwise transfer the manufactured ACLARA Components only to TWT and not to any other party.

                           (i) EXERCISE OF THE COMPONENT  MANUFACTURING LICENSE.
TWT agrees that it will not exercise any of its rights under the Component Manufacturing License except to the extent expressly permitted in this Section
11.11. At such time as TWT is authorized to exercise its rights under the Component Manufacturing License, as set forth in this Section 11.11, ACLARA will use reasonable commercial efforts to assist TWT in securing supply terms that are similar to the terms in ACLARA's agreements with its suppliers of pre-produced ACLARA Components and ACLARA raw materials.

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                           (ii)  ESCROW.  At any time  after the first  Approved
Product is approved by the Development Committee for Commercial Launch, TWT shall have the right to request that ACLARA place in escrow the ACLARA Deposit Materials for each ACLARA Component that is used in an Approved Product that has been approved by the Development Committee for Commercial Launch. As used in this Article 11, "ACLARA DEPOSIT MATERIALS" shall mean instructions, specifications, and other Technology and materials describing the composition and manufacture of each such ACLARA Component, including a description of the suppliers, raw materials, processes, equipment, and instruments used for such manufacture, all in sufficient detail to reasonably enable TWT to manufacture, without need for further information, the ACLARA Component in the same manner as such manufacture is performed by or for ACLARA. As soon as reasonably practicable, but no later than thirty (30) days, after TWT's request under the circumstances set forth above, ACLARA shall deposit such ACLARA Deposit
Materials in escrow under an escrow agreement reasonably acceptable to both Parties, or if the Parties are unable to agree, the standard escrow agreement used by a nationally known and reputable escrow agent reasonably selected by TWT. ACLARA shall update the ACLARA Deposit Materials consistent with the foregoing at least each time an Approved Product is approved by the Development Committee for Commercial Launch, and otherwise regularly as set forth in the applicable escrow agreement, but no less often than once per calendar year. It is acknowledged and agreed that ACLARA may segregate the ACLARA Deposit Materials, to the extent possible, so that only those portions of the ACLARA Deposit Materials pertaining to the manufacture of the particular ACLARA Component for which there has been a failure to supply will be released to TWT, provided that the escrow agent shall be required to release all of the ACLARA Deposit Materials to TWT if the segregated materials are not sufficient to reasonably enable TWT to manufacture the applicable ACLARA Component as set forth above. TWT shall have the right to have an independent technical auditor that is approved by ACLARA, which approval will not be unreasonably withheld, inspect the ACLARA Deposit Materials to evaluate the sufficiency thereof for purposes of TWT's exercise of its rights under this Section 11.11; provided that the auditor shall be required to enter into a reasonable confidentiality agreement with ACLARA. The ACLARA Deposit Materials released to TWT under such an escrow agreement shall be treated as the Confidential Information of ACLARA under this Agreement to the extent set forth in Article 15, and shall be used only by TWT, and its contract manufacturer authorized under this Section 11.11, to manufacture ACLARA Components in accordance with this Section 11.11. TWT shall be solely responsible for the fees payable to the escrow agent under this
Section 11.11. The conditions for release to TWT of those portions of the ACLARA Deposit Materials pertaining to the particular ACLARA Component which ACLARA failed to supply shall include release of such portions to TWT if, for any [ *
], ACLARA fails to supply TWT's requirements of the ACLARA Component (as such failure is defined in this Section 11.11), and provided that such failure will result in a substantial interruption of TWT's commercial sales of the applicable Approved Products. The conditions for release after termination of this Agreement by TWT for breach by ACLARA shall include the failure of ACLARA to supply an ACLARA Component to TWT in one calendar month

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after such termination, and the escrow agreement shall provide for release of the ACLARA Deposit Materials for all ACLARA Components under such circumstances. In the event of the occurrence of a release condition under this Section 11.11.2, ACLARA shall diligently cooperate with TWT without charge as necessary to enable TWT to exercise its rights under this Section 11.11 for purposes in accordance with this Agreement, including to identify a third party contract manufacturer acceptable to both Parties.

                  11.11.3 SOLE REMEDY. THIS SECTION 11.11 SHALL BE TWT'S SOLE AND EXCLUSIVE REMEDY, AND ACLARA'S SOLE AND EXCLUSIVE LIABILITY, FOR A FAILURE BY ACLARA TO SUPPLY ACLARA COMPONENTS PURSUANT TO THIS ARTICLE 11. For clarity, TWT shall remain obligated to pay amounts to ACLARA in accordance with Sections
8.3.2 and 8.4 in the event of a failure by ACLARA to supply ACLARA Components, and such a failure shall not be cause for termination of this Agreement for breach.

         11.12. THIRD PARTY CONTRACTORS. ACLARA shall have the right at any time to satisfy its supply obligations to TWT under this Article 11 either in whole or in part through arrangements with third parties engaged to perform services or supply facilities or goods in connection with the manufacture, testing, and/or packaging of ACLARA Components, provided that ACLARA shall remain responsible for compliance with its obligations under this Agreement. Prior to exercising its rights under this Section 11.12 to have an ACLARA Component manufactured by a third party, ACLARA shall obtain TWT's prior written consent to the particular third party unless it is an Affiliate of ACLARA, which consent shall not be unreasonably withheld or delayed by TWT.

                                   ARTICLE 12

                           SUPPLY OF APPROVED PRODUCTS

         12.1. TERMS AND CONDITIONS. All supply of Approved Products by TWT to ACLARA shall be subject to the terms and conditions of this Agreement. Likewise, in the event that TWT is required to supply Cleavase Enzyme to ACLARA for ACLARA's manufacture of Approved Products as a result of TWT's failure to supply Approved Products as set forth in Section 12.11 below, such supply shall be subject to the terms and conditions of this Article 12. ANY TERMS OR CONDITIONS OF ANY PURCHASE ORDER OR ACKNOWLEDGMENT GIVEN OR RECEIVED WHICH ARE ADDITIONAL TO OR INCONSISTENT WITH THIS AGREEMENT SHALL HAVE NO EFFECT AND SUCH TERMS AND CONDITIONS ARE HEREBY EXCLUDED AND REJECTED. Only Approved Products that have been Commercially Launched will be available for purchase by ACLARA for its own use under this Agreement.

         12.2. SUPPLY. Subject to the terms and conditions of this Article 12, TWT shall supply Approved Products, and ACLARA shall pay for Approved Products so supplied. Provided that ACLARA does not breach Article 15, nothing in this Agreement shall be construed to prevent ACLARA from purchasing similar products from any other party; except that (i) ACLARA shall obtain Approved Products only from TWT, or through the exercise of its backup manufacturing

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license, under this Article 12, (ii) any rights of ACLARA to distribute Approved
Products shall remain subject to Section 7.5; and (iii) ACLARA shall not include in any Approved Product any Cleavase Enzyme obtained from another party (except pursuant to its have made rights in the backup manufacturing license in Section 12.11). For clarity, nothing in this Agreement shall prevent ACLARA from distributing or otherwise exploiting outside the scope of this Agreement products or components that are equivalent to Approved Products or Cleavase Enzyme, provided that any such distribution or exploitation shall not be licensed hereunder, and TWT's Confidential Information shall not be used or disclosed, in order to do so. It is acknowledged and agreed that Approved Products purchased by ACLARA under this Article 12 are subject to restriction and are only for distribution and use in accordance with this Agreement in the same form and format as supplied by TWT. Likewise, it is acknowledged and agreed that Cleavase Enzymes transferred to ACLARA under this Article 12 are subject to restriction and are solely for use in manufacturing Approved Products for distribution and use in accordance with this Agreement pursuant to the Backup Manufacturing License set forth in Section 12.11 below and in no event shall any Cleavase Enzyme be transferred to any third party except as part of an Approved Product. For clarity, ACLARA shall not distribute any Approved Product purchased under this Article 12 except to the extent expressly approved by the Joint Steering Committee in accordance with Articles 6 and 7 of this Agreement. Any other distribution or use of Approved Products or Cleavase Enzymes shall be deemed to be unauthorized and unlicensed. Except for licenses expressly granted by TWT to ACLARA in this Agreement or otherwise in a writing signed by both Parties, no transfer of an Approved Product or Cleavase Enzyme to ACLARA shall be construed to grant ACLARA any right or license under TWT's Intellectual Property Rights, whether by implication, estoppel, reliance, or otherwise.

         12.3. FORECASTS. With respect to each Approved Product that has been approved by the Development Committee for Commercial Launch, ACLARA will provide forecasts for the quantities of such Approved Product which are estimated to be required by ACLARA on a calendar monthly basis as set forth in this Section
12.3. Each such forecast ("FORECAST") shall indicate the estimated quantities of each Approved Product (identified by name and part number) on a calendar month by calendar month basis for the applicable initial month, as described below, and for each calendar month thereafter until the twelfth (12th) calendar month following the then current month. The first Forecast for an Approved Product shall commence with [ * ]. A Forecast for each Approved Product shall be provided by ACLARA prior to the end of each calendar month following the calendar month in which ACLARA provides the initial Forecast for the applicable Approved Product; provided that no such Forecast shall include any Approved Product that has not been approved by the Development Committee for Commercial Launch. ACLARA shall purchase, and TWT shall supply, the quantities of Approved Products set forth in each Forecast to the extent set forth in Section 12.4. In the event that TWT is obligated to supply Cleavase Enzymes to ACLARA the foregoing forecasting obligations shall apply to ACLARA MUTATIS MUTANDIS as reasonably necessary to manufacture Approved Products pursuant to the Backup Manufacturing License.

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         12.4. ORDERS. 12.4.1 ORDERS. Together with each Forecast submitted under Section 12.3 above (the "CURRENT FORECAST") which includes quantities of Approved Product(s) forecasted for delivery in the [ * ] after the then current month (the "BINDING MONTH"), ACLARA shall place its firm order with TWT, setting forth trade units, delivery dates and shipping instructions with respect to each shipment, for delivery in the Binding Month of that quantity of each particular Approved Product equal to the quantity of such Approved Product forecasted for the Binding Month in the Current Forecast. TWT shall accept such orders from ACLARA, subject to the remaining terms and conditions of this Agreement, provided that TWT shall not be obligated to accept orders for the Binding Month to the extent that the quantity ordered for delivery in such month exceeds the amount forecasted in the Binding Month; but TWT shall use [ * ] efforts to fill orders for such excess quantities from available supplies, taking into account TWT's own distribution, and obligations to Marketing Distributors for distribution, of the Approved Products. Additionally, if demand exceeds Forecasted quantities of Approved Products, the Parties shall meet to discuss the matter in an effort to determine a course of action that will enable the demand to be met. In the event that TWT is obligated to supply Cleavase Enzymes to ACLARA, the ordering obligations in this Section 12.4 shall apply to ACLARA, and the supply obligations in this Section 12.4 shall apply to TWT, MUTATIS MUTANDIS.

                  12.4.2  MINIMUM  ORDER   QUANTITIES.   The  Parties  agree  to
cooperate diligently in order to establish minimum quantities of Approved Products and Cleavase Enzymes that may be ordered in each order.

                  12.4.3 FORM OF ORDER. All of ACLARA's orders of Approved Products and Cleavase Enzymes shall be made pursuant to a written purchase order which is in a form approved by both Parties, and shall provide for shipment in compliance with Section 12.4.1. TWT shall use reasonable efforts to notify ACLARA within ten (10) days from receipt of an order of its ability to fill any amounts of such order in excess of the quantities that TWT is obligated to supply.

         12.5. CONSIDERATION. Notwithstanding any payment by ACLARA to TWT of a transfer price for Cleavase Enzyme under Section 8.1.2, of the amounts in
Section 8.1.3, or of any Manufacturing Reconciliation, ACLARA acknowledges and agrees that the entire amounts payable under Article 8 from the sale of the Approved Products are payable to TWT notwithstanding the transfer to ACLARA of the Approved Products or Cleavase Enzyme under this Article 12. In particular, no transfer of an Approved Product or Cleavase Enzyme to ACLARA shall be considered to exhaust TWT's right to receive such amounts under Article 8, it being acknowledged that the transfer price and Manufacturing Reconciliation for the Approved Product and Cleavase Enzyme have not been established in a manner intended to fully compensate TWT for the Approved Product or Cleavase Enzyme, as applicable.

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         12.6. DELIVERY. All Approved Products or Cleavase Enzyme delivered to
ACLARA pursuant to the terms of this Agreement shall be suitably packed for shipment in accordance with the applicable Specifications, marked for shipment to the destination point indicated in ACLARA's purchase order, and shipped FOB (as defined under the UCC) point of shipment. Such packing, and the manner of shipment, shall be reasonably sufficient to prevent damage, contamination, or degradation during shipment and during unpacking at the destination. All freight, insurance and other shipping expenses from the point of shipment shall be borne by ACLARA. The carrier shall be selected by ACLARA and TWT, provided that in the event no agreement is reached, ACLARA shall select the carrier. With respect to exact delivery dates of Approved Product and Cleavase Enzyme, TWT shall use its [ * ] efforts to ship quantities of Approved Product and Cleavase Enzyme for delivery on the dates specified in ACLARA's purchase orders submitted in accordance with this Article 12 to the extent such dates are consistent with the forecasted quantities TWT is obligated to supply hereunder.

         12.7. INVOICING. TWT shall submit an invoice to ACLARA for Approved Products no earlier than shipment to ACLARA transfer from manufacturing of the Approved Product to ACLARA in accordance with this Article 12. TWT shall submit an invoice to ACLARA for Cleavase Enzymes no earlier than shipment of the Cleavase Enzyme ordered by ACLARA in accordance with this Article 12. All invoices shall be sent to ACLARA's address for notices hereunder or such other address as designated by ACLARA in writing, and each such invoice shall state ACLARA's aggregate and unit prices for the Approved Products and Cleavase Enzyme, and shall separately itemize any insurance, taxes or other costs incident to the transfer or shipment initially paid by TWT but to be borne by ACLARA hereunder.

         12.8. QUALITY AND QUALITY CONTROL. All Approved Products and Cleavase Enzymes supplied by TWT to ACLARA shall be manufactured using reasonable manufacturing and record keeping procedures, including with regard to quality control. Prior to each shipment of each Approved Product and Cleavase Enzyme to ACLARA, TWT shall perform reasonable quality control procedures and inspections in an effort to confirm that the same conforms fully with the Specifications. Each shipment of Approved Products or Cleavase Enzyme to ACLARA shall be accompanied by a written certificate of analysis describing all current requirements of the Specifications, and results of test performed, certifying that the Approved Products or Cleavase Enzyme in such shipment have been manufactured, controlled and released in accordance with this Section 12.8.

         12.9. INSPECTION/REJECTION.


                  12.9.1 PRODUCT INSPECTION. ACLARA shall, promptly upon receipt of each shipment perform customary inspection. Any claim regarding the failure of such shipment to conform to the applicable Specifications shall be submitted to TWT promptly upon discovery, but in no case later

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than forty five (45) days after receipt of the shipment, together with reasonable evidence of such nonconformity. Any Approved Product or Cleavase Enzyme supplied by TWT to ACLARA under this Agreement which fails to conform to the applicable Specifications shall be subject to the provisions of Section 12.10.2.

                  12.9.2 DISCREPANCIES. All shipments, and all shipping and other charges, shall be deemed correct unless TWT receives from ACLARA, no later than thirty (30) days after ACLARA's receipt of a given shipment, a written notice specifying the shipment, the purchase order number, and the exact nature of the discrepancy between the order and the shipment, or the exact nature of the discrepancy in the shipping or other charges, as applicable.

         12.10. PRODUCT WARRANTY.

                  12.10.1 PRODUCT WARRANTY. Subject to the terms and conditions of this Agreement, TWT represents and warrants to ACLARA that all Approved Products and Cleavase Enzymes supplied by TWT to ACLARA under this Agreement shall (i) comply, at the time of shipment to ACLARA, with the Specifications; and (ii) conform to the information provided in the certificate of analysis under Section 12.8. TWT further represents and warrants that title to all Approved Products shall pass to ACLARA concurrently with risk of loss, free and clear of all security interests, liens and other encumbrances.

                  12.10.2 REMEDY FOR NON-CONFORMANCE. In the event that any Approved Product fails to comply with its Specifications at the time of shipment to ACLARA, then TWT shall as its sole and exclusive liability, and ACLARA's sole and exclusive remedy, at TWT's own cost (including freight and insurance) (i) deliver replacement quantities of such Approved Product to ACLARA as soon as reasonably practicable; or (ii) in the case of a recall if replacement is commercially unreasonable, credit ACLARA's account for the amount paid for such Approved Product. In the event that any Cleavase Enzyme fails to comply with its Specifications at the time of shipment, then TWT shall as its sole and exclusive liability, and the ACLARA's sole and exclusive remedy, at TWT's own cost (including freight and insuance) deliver replacement quantities of such Cleavase Enzyme as soon as reasonably practicable provided that replacement is not commercially unreasonable. TWT may analyze any unit of Approved Product or Cleavase Enzyme rejected by ACLARA for nonconformity. In case of a disagreement between the Parties, the claim shall be submitted for tests and decision to an independent testing organization mutually agreed upon by the Parties, which meets appropriate current Good Laboratory Practices as defined by the FDA from time to time (the "LABORATORY"), the appointment of which shall not be unreasonably withheld or delayed by either Party. The determination of such entity with respect to all or part of any shipment of Approved Product shall be final and binding upon the Parties. The fees and expenses of the Laboratory making such determination shall be paid by the Party against which the determination is made. TWT shall give ACLARA written instructions as to how ACLARA should, at TWT's expense, dispose of any non-conforming Approved Product.

         12.11. SHORTAGE OF SUPPLY OF APPROVED PRODUCTS. TWT shall notify ACLARA as soon as reasonably practicable if TWT has any reason to believe that it may be unable to deliver Approved

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Products in accordance with the Joint Steering Committee's purchase orders to the extent that TWT is obligated to deliver Approved Products pursuant to
Section 6.8, including if TWT is experiencing manufacturing difficulties that it believes create a reasonable possibility of disrupting supply in the future. In such event the Parties shall meet and cooperate reasonably in order to formulate a plan in an effort to avoid any such disruption, which plan may include identifying potential third party suppliers of such Approved Products or Cleavase Enzymes or ACLARA manufacturing the same.

                  12.11.1 RIGHT TO MANUFACTURE. If for [ * ], TWT fails to supply the quantities of an Approved Product that has been approved by the Development Committee for Commercial Launch that TWT is obligated to supply in accordance with Section 6.8, and provided that such failure will result in a substantial interruption of commercial sales of such Approved Products to Customers and Marketing Distributors, then ACLARA may manufacture (and have manufactured), pursuant to the license granted in Section 12.11.2 (the "BACKUP MANUFACTURING LICENSE") such Approved Product (excluding Cleavase Enzyme and any other components and materials that are not included as part of the Approved Product as expressly set forth in its Specifications). The Backup Manufacturing License shall extend to the manufacture of Cleavase Enzyme solely to the extent set forth in Section 12.11.3. The Backup Manufacturing License shall not include any right to sublicense, including when it extends to Cleavase Enzyme, and shall continue in effect only until such time as TWT demonstrates that it will not fail to supply the Joint Steering Committee's requirements of such Approved Product; it being understood that such demonstration will be made over the course of a phase in period in which supply by TWT of the Approved Product is ramped up concurrent with a wind down by ACLARA in the manufacture of the Approved Product, each as reasonably established to avoid disruptions in supply to Customers and Marketing Distributors. At the end of such phase-in period, which shall include at least two consecutive calendar months of supply by TWT of the Joint Steering Committee's full requirements of the Approved Product for distribution and use in accordance with this Agreement, ACLARA shall discontinue any exercise of the Backup Manufacturing License with respect to such Approved Product; provided that the Backup Manufacturing License shall remain in effect and may be further exercised by ACLARA in accordance with this Section 12.11 in the event of additional failures of TWT to supply an Approved Product. For purposes of this Agreement, a "failure to supply," or like terminology, when used with reference to supply by TWT, shall mean, with respect to a particular Approved Product or Cleavase Enzyme, a failure to supply in the applicable calendar month [ * ] of the quantity of such Approved Product that TWT is obligated to supply under Section 6.8 above for such calendar month; provided that no such failure shall be considered a failure of TWT to supply Approved Products if (i) the failure resulted from any action or inaction of ACLARA; or
(ii) TWT was, in the calendar month of the failure by TWT, otherwise authorized to exercise its rights to manufacture ACLARA Components under Section 11.11. Notwithstanding anything to the contrary, a failure by TWT to supply shall be deemed to result from action or inaction of ACLARA if ACLARA failed to supply the quantity of an ACLARA Component that ACLARA was obligated to supply under
Section 11.4 above.

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                  12.11.2 BACKUP MANUFACTURING LICENSE. Subject to all other terms and conditions of this Agreement, TWT hereby grants to ACLARA, and ACLARA hereby accepts, a non-exclusive right and license under the TWT Technology, without right to grant or authorize sublicenses, as necessary to make, and have made (solely as set forth in this Section 12.11.2) Approved Products for use in the Field that use only Cleavase Enzyme obtained in accordance with Section
12.11.3 and that are distributed or used in accordance with this Agreement, including the right to practice any method or process in connection with the foregoing. For avoidance of doubt, the license granted in this Section 12.11.2 shall not be exercised to manufacture Cleavase Enzyme except to the extent authorized in Section 12.11.3. ACLARA may exercise its right to have Approved Products manufactured in accordance with this Section 12.11.2 (including Cleavase Enzyme when applicable pursuant to Section 12.11.3) solely through a single third party contract manufacturer subject to TWT's approval, not to be unreasonably withheld or delayed; and provided that such third party manufacturer (A) agrees to enter into a reasonable confidentiality agreement with TWT to protect against the unauthorized use and disclosure of Confidential Information of TWT; and (B) agrees to supply and otherwise transfer the manufactured Approved Products only to ACLARA and not to any other party.

                           (i)  EXERCISE  OF THE BACKUP  MANUFACTURING  LICENSE.
ACLARA agrees that it will not exercise any of its rights under the Backup Manufacturing License except to the extent expressly permitted in this Section
12.11. At such time as ACLARA is authorized to exercise its rights under the Backup Manufacturing License, as set forth in this Section 12.11, TWT will use reasonable commercial efforts to assist ACLARA in securing supply terms for raw materials that are similar to the terms in TWT's agreements with its suppliers of raw materials.

                           (ii)  ESCROW.  At any time  after the Joint  Steering
Committee has authorized ACLARA to distribute to Customers generally an Approved Product that has been approved by the Development Committee for Commercial Launch, ACLARA shall have the right to request that TWT place in escrow the TWT Deposit Materials for each Approved Product which ACLARA has been so authorized to distribute. As used in this Article 12, "TWT DEPOSIT MATERIALS" shall mean instructions, specifications, and other Technology and materials describing the composition and manufacture of the components of each such Approved Product other than Cleavase Enzyme, including a description of the suppliers, raw materials, processes, equipment, and instruments used for the manufacture of such components, all in sufficient detail to reasonably enable ACLARA to manufacture, without need for further information, such components in the same manner as such manufacture is performed by or for TWT. Notwithstanding anything to the contrary, TWT shall not be required to include in the TWT Deposit Materials any information or Technology regarding Cleavase Enzyme, such as information regarding the manufacture thereof and the supply of raw materials therefor. Escrow for information regarding Cleavase Enzyme, and the release of such information, shall be solely as set forth in Section 12.11.3. As soon as reasonably practicable, but no later than thirty (30) days, after ACLARA's request under the circumstances set forth above, TWT shall deposit such TWT Deposit Materials in escrow under an escrow agreement reasonably acceptable to both Parties, or if the Parties are unable to agree, the standard escrow agreement used by a nationally known and reputable escrow agent reasonably selected by ACLARA. TWT shall update the TWT Deposit Materials consistent with the foregoing at least each time an

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Approved Product is approved by the Development Committee for Commercial Launch, and otherwise regularly as set forth in the applicable escrow agreement, but no less often than once per calendar year. It is acknowledged and agreed that TWT may segregate the TWT Deposit Materials, to the extent possible, so that only those portions of the TWT Deposit Materials pertaining to the manufacture of the components of the particular Approved Product for which there has been a failure to supply will be released to ACLARA, provided that the escrow agent shall be required to release all of the TWT Deposit Materials to ACLARA if the segregated materials are not sufficient to reasonably enable ACLARA to manufacture the applicable Approved Product as set forth above. ACLARA shall have the right to have an independent technical auditor that is approved by TWT, which approval will not be unreasonably withheld, inspect the TWT Deposit Materials to evaluate the sufficiency thereof for purposes of ACLARA's exercise of its rights under this Section 12.11; provided that the auditor shall be required to enter into a reasonable confidentiality agreement with TWT. The TWT Deposit Materials released to ACLARA under such an escrow agreement, and the Cleavase Materials released under Section 12.11.3, shall be treated as the Confidential Information of TWT under this Agreement to the extent set forth in Article 15, and shall be used only by ACLARA, and its contract manufacturer authorized under this Section 12.11, to manufacture Approved Products in accordance with this Section 12.11. ACLARA shall be solely responsible for the fees payable to the escrow agent(s) under this Section 12.11. The conditions for release to ACLARA of those portions of the TWT Deposit Materials pertaining to the particular Approved Product which TWT failed to supply shall include release of such portions to ACLARA if (i) for [ * ], TWT fails to supply ACLARA's requirements of an Approved Product which ACLARA is authorized to distribute generally to Customers, and (ii) such failure will result in a substantial interruption of ACLARA's commercial sales of such Approved Products. The conditions for release after termination of this Agreement by ACLARA for breach by TWT shall include the failure of TWT to supply such an Approved Product to ACLARA in one calendar month after such termination of this Agreement, and the escrow agreement shall provide for release of the TWT Deposit Materials for all such Approved Products under such circumstances. In the event of the occurrence of a release condition under this Section 12.11.2, TWT shall diligently cooperate with ACLARA without charge as necessary to enable ACLARA to exercise its rights under this Section 12.11 for purposes in accordance with this Agreement, including to identify a third party contract manufacturer acceptable to both Parties.

                  12.11.3 CLEAVASE MATERIALS AND LICENSE. Prior to release of the Cleavase Materials under this Section 12.11.3, all Cleavase Enzyme used in Approved Products manufactured under the Backup Manufacturing License shall be Cleavase Enzyme purchased from TWT under the terms and conditions set forth in this Article 12 with respect to Approved Products. All Cleavase Enzyme obtained pursuant to this Section 12.11 shall be used only in accordance with the applicable Specifications as part of an Approved Product that ACLARA is authorized to manufacture under this Section 12.11 and that is distributed and used solely in accordance with this Agreement. ACLARA's request in accordance with Section 12.11.2(ii) that TWT place the TWT Deposit

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Materials for an Approved Product in escrow shall not be deemed to include a request that TWT place in escrow under this Section 12.11.3 information and Technology regarding Cleavase Enzyme used by such Approved Product, such as information regarding the manufacture of such Cleavase Enzyme and the supply of raw materials therefor, (collectively the "CLEAVASE MATERIALS"), unless ACLARA indicates specifically its desire that TWT do so. ACLARA acknowledges and agrees, however, that the escrow agreement for such Cleavase Materials shall be different than the escrow agreement for the TWT Deposit Materials and that the release conditions for the Cleavase Materials shall be as described in this
Section 12.11.3, rather than the release conditions for the TWT Deposit Materials in Section 12.11.2(ii). The condition for release of the Cleavase Materials (the "CLEAVASE RELEASE CONDITION") shall be the occurrence, after release of the TWT Deposit Materials to ACLARA from escrow as set forth in
Section 12.11.2, for [ * ], in which ACLARA is authorized to exercise its rights under the Backup Manufacturing License to manufacture an Approved Product, of TWT's failure to supply ACLARA's requirements of the Cleavase Enzyme necessary for ACLARA to exercise such rights, and the substantial interruption as a result of such failure of ACLARA's commercial sales of Approved Products that ACLARA is authorized to distribute. If the Cleavase Release Condition occurs, then the Backup Manufacturing License in Section 12.11.2 shall be deemed to extend to the manufacture of the Cleavase Enzyme which TWT so failed to supply and that is used in the Approved Products that ACLARA is authorized to manufacture under
Section 12.11.2. The manufacture of such Cleavase Enzyme under the Backup Manufacturing License shall be so authorized, however, to no greater extent than the manufacture of the applicable Approved Product is authorized, and such rights to manufacture Cleavase Enzyme shall be subject to all of the other terms and conditions of this Section 12.11, provided that such right shall continue in effect only until such time as TWT demonstrates that it will supply ACLARA's requirements of such Cleavase Enzyme or the Approved Product.

                  12.11.4 SOLE REMEDY. THIS SECTION 12.11 SHALL BE ACLARA'S SOLE AND EXCLUSIVE REMEDY, AND TWT'S SOLE AND EXCLUSIVE LIABILITY, FOR A FAILURE BY TWT TO SUPPLY APPROVED PRODUCTS OR CLEAVASE ENZYME PURSUANT TO THIS ARTICLE 12. For clarity, ACLARA shall remain obligated to pay amounts to TWT in accordance with Section 8.1.2, 8.3.3, and 8.4 in the event of a failure by TWT to supply Approved Products, and in accordance with Sections 8.3.3 and 8.4 in the event of a failure by TWT to supply Approved Products and Cleavase Enzymes, and such a failure shall not be cause for termination of this Agreement for breach. Additionally, ACLARA shall remain obligated to continue to supply ACLARA Components to TWT in accordance with Article 11 so that TWT may continue its manufacture of Approved Products in accordance with this Agreement.

         12.12. THIRD PARTY CONTRACTORS. TWT shall have the right at any time to satisfy its supply obligations to TWT under this Article 12 either in whole or in part through arrangements with third parties engaged to perform services or supply facilities or goods in connection with the manufacture, testing, and/or packaging of Approved Products, provided that TWT shall remain responsible for

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compliance with its obligations under this Agreement. Prior to exercising its rights under this Section 12.12 to have an Approved Products manufactured by a third party, TWT shall obtain ACLARA's prior written consent to the particular third party unless it is an Affiliate of TWT, which consent shall not be unreasonably withheld or delayed by ACLARA.

                                   ARTICLE 13

                           PAYMENTS; REPORTS; RECORDS

         13.1. RECONCILIATION. The Parties shall cooperate in order to minimize the actual exchange of money between the Parties that occurs as a result of Sections 5.6, 6.7.4 and 8.3. Reconciliation with respect to such provisions shall be performed in a mutually agreed upon manner, such as by the Finance Sub-Committee under Section 6.5 or an independent third party financial auditor acceptable to both Parties. Reconciliation shall be completed within thirty (30) days after the end of the applicable calendar quarter, and appropriate balancing payments shall be made by each Party within such thirty (30) day time period, as applicable, in accordance with the results of the reconciliation.

         13.2. INITIAL PAYMENT UPON MANUFACTURE OF APPROVED PRODUCTS. At any time after the Manufacturing Party has transferred a unit of Approved Product from manufacturing, the Manufacturing Party shall have the right to invoice the other Party for the amounts payable by the other Party under Section 8.1.3. Each invoice shall be accompanied by a certification that manufacture of the Approved Products identified in such invoice has been completed and transferred to inventory or sold. Payment of each such invoice by such other Party to the Manufacturing Party shall be due net thirty (30) days from the date of invoice.

         13.3. SUPPLY OF ACLARA COMPONENTS AND APPROVED PRODUCTS TO TWT. Payment for all ACLARA Components and Approved Products purchased by TWT from ACLARA shall be due net thirty (30) days from the date of proper invoice.

         13.4. SUPPLY OF CLEAVASE ENZYME AND APPROVED PRODUCTS TO ACLARA. Payment for all Cleavase Enzyme and Approved Products purchased by ACLARA from TWT shall be due net thirty (30) days from the date of proper invoice.

         13.5. PAYMENTS FOR INTERNAL USE BY THE MANUFACTURING PARTY. If an Approved Product is used by the Manufacturing Party under Section 7.15 (other than use for quality control or monitoring purposes), then payment to the other Party for the Approved Product shall be due net thirty (30) days from the date of transfer for use by the Manufacturing Party from manufacture or inventory, as applicable.


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         13.6. PAYMENT METHOD. All amounts payable under this Agreement shall be made by bank wire transfer, or check in immediately available funds, to an account designated by the Party receiving payment. All payments hereunder shall be made in U.S. dollars. Any payments or portions thereof due hereunder which are not paid when due shall bear interest equal to the lesser of the prime rate as reported by the WALL STREET JOURNAL, Eastern Edition, on the date such payment is due, plus an additional [ * ] per annum, or the maximum rate permitted by law, calculated on the number of days such payment is delinquent. This Section 13.6 shall in no way limit any other remedies available to either Party.

         13.7. CURRENCY CONVERSION. All amounts set forth in this Agreement, or in any Exhibit, are in U.S. Dollars. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the average of the buying and selling exchange rate for the foreign currency, in U.S. Dollars, quoted for current transactions reported in THE WALL STREET JOURNAL, Eastern Edition, for the last business day of the calendar quarter to which such payment pertains.

         13.8. RECORDS; INSPECTION. Each Party shall keep, and shall cause its Marketing Distributors to keep, complete, true and accurate books of account and records reasonably sufficient to determine and establish the amounts payable under this Agreement and compliance with its other obligations under this Agreement. Such records shall include records in reasonable detail of the FTE hours incurred by each Party in performing the Development Program and the Early Access Program, including a reasonable description of the applicable task, the name of each individual performing the task, and the time spent by such individual to perform the task on a daily basis. Such books and records, including records under Section 4.6.3, shall be kept reasonably accessible for three (3) years following the end of the calendar quarter to which they pertain. All such records maintained by a Party, its Marketing Distributors, or development subcontractors, as the case may be, shall be made available for inspection throughout such three (3) year period by an independent third party auditor selected by the other Party for such purposes. To the extent that a Party does not have the right to grant to the other Party the right to audit its Marketing Distributors' or development subcontractors' books and records hereunder, such Party shall obtain for itself such rights and, at the request of the other Party, shall exercise such audit rights with respect to Marketing Distributors and development subcontractors and provide the results of such audit for inspection by the other Party pursuant to this Section 13.8. Such inspections may be made no more than twice each calendar year, once for purposes of inspecting records relating to the Development Program, and once for purposes of inspecting records relating to distribution or other commercialization of Approved Products hereunder, provided that if a non-compliance is identified by an audit, then an additional audit for the applicable purpose may be conducted during such calendar year. Each audit shall be during the normal business hours of the Party being audited upon ten (10) days advance notice. The auditor selected by the auditing Party will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. In addition, the audited Party may request that, at its expense, a

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representative or agent familiar with its record keeping systems be present at the audit to assist the auditor in using such internal record management system. The auditing Party shall bear the costs and expenses of inspections conducted under this Section 13.8, unless a variation or error producing an underpayment exceeding ten percent (10%) of the amount paid for any period covered by the inspection is established in the course of any such inspection, whereupon all reasonable out-of-pocket costs paid to third parties relating to the inspection and any unpaid amounts that are discovered will be paid by the audited Party, together with interest on such unpaid amounts at the rate specified in Section
13.8 above.

         13.9. TAXES.

                  13.9.1 Amounts payable by one Party to the other Party under this Agreement shall be paid in full without reduction for taxes (including withholding taxes) or customs duties. Any such taxes or duties that would otherwise reduce the amount of such payment shall be the sole responsibility of, and shall be paid by, the paying Party who shall provide the other Party with official receipts issued by the appropriate taxing authority, or such other evidence, each as is reasonably requested by such other Party to establish that taxes have been properly paid. If either Party uses a foreign tax credit received by such Party as a result of the payment of withholding taxes by the paying Party, and thereby reduces the amount of U.S. income tax that such Party otherwise would have paid, then such Party shall refund to the paying Party the amount of such reduction with respect to such foreign tax credit.

                  13.9.2 Transfer prices for ACLARA Components do not include any taxes or customs duties. Likewise, transfer prices for Approved Products and Cleavase Enzyme do not include any taxes or customs duties. Notwithstanding the foregoing, if a Party has the legal obligation to collect and/or pay any sales, use, excise, value added, or similar taxes in connection with the sale to the other Party of goods hereunder, then the appropriate amount shall be invoiced to and paid by such other Party, unless such other Party provides the selling Party with a valid tax exemption certificate authorized by the appropriate taxing authority. The selling Party shall provide the other Party with official receipts issued by the appropriate taxing authority, or such other evidence, each as is reasonably requested by such other Party to establish that taxes have been properly paid.

                  13.9.3 The Parties do not intend that the contractual arrangements set forth pursuant to this Agreement constitute a partnership or joint venture of any kind whatsoever.


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                                   ARTICLE 14

                              INTELLECTUAL PROPERTY

         14.1. OWNERSHIP.

                  14.1.1 INVENTIONS. Ownership of inventions made in performing activities under the Development Program (excluding inventions made through the internal use of Approved Products pursuant to Section 7.15, but including inventions made in connection with the use of materials or Technology provided for purposes of the Development Program) (each such invention, a "COLLABORATIVE INVENTION") shall be determined in accordance with United States patent laws' rules of inventorship, except that, subject to the terms and conditions of this
Section 14.1: (i) Patent Rights to the extent claiming Collaborative Inventions that are [ * ], regardless of the identity of the inventor, will be solely owned by and assigned to ACLARA (each an "ACLARA INVENTION"); (ii) Patent Rights to the extent claiming Collaborative Inventions that are [ * ], regardless of the identity of the inventor, will be solely owned by and assigned to TWT (each a "TWT INVENTION"); and (iii) all other Patent Rights to the extent claiming Collaborative Inventions, regardless of the identity of the inventor, will be owned by and assigned to the Parties jointly (each a "JOINT INVENTION"). For clarity all Patent Rights claiming Collaborative Inventions shall be jointly owned by the Parties unless determined to be ACLARA Inventions, TWT Inventions, or Prior Art Inventions in accordance with this Section 14.1. Any and all decisions as to whether a Collaborative Invention is an ACLARA Invention, a TWT Invention or a Joint Invention will be made in accordance with the procedure set forth in Section 14.1.3.

                           (i) "ACLARA FIELD" shall mean Technology related to
                               [ * ].

                           (ii) "TWT FIELD" shall mean Technology related to
                               [ * ].

                  14.1.2 PRIOR ART INVENTIONS. Notwithstanding anything in this
Section 14.1 to the contrary, if only one Party (the "FIRST PARTY") owns subject matter that qualifies as prior art under any of 35 U.S.C. ss. 102(e), (f) and
(g) with respect to any Collaborative Invention conceived, developed or reduced to practice by the employees or contractors of the other Party (such other Party the "SECOND PARTY") or by the First Party and the Second Party jointly, then the First Party shall own all right, title and interest in, to and under United States Patent Rights to the extent claiming such Collaborative Invention (a "PRIOR ART INVENTION"); PROVIDED, HOWEVER, that the rights to such Prior Art Invention outside of the United States shall be as otherwise set forth in this Agreement and shall be unaffected by this Section 14.1.2. Each Party may identify to the Intellectual Property Sub-Committee subject matter owned by such Party that qualifies as prior art under 35 U.S.C. ss. 102(e), (f) or (g) with respect to a Collaborative Invention being considered by the Intellectual Property Sub-Committee. Upon determination by the Parties in accordance with
Section 14.1.3 that a

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Collaborative Invention is a Prior Art Invention, the Parties shall cooperate to execute all instruments required to document the assignment of Patent Rights claiming the Prior Art Invention as required by this Section 14.1.2. In the event of such a determination, the Second Party hereby agrees to transfer and assign to the First Party all of its right, title and interest in, to and under United States Patent Rights to the extent claiming the Prior Art Invention, provided, however that all other Patent Rights claiming the Prior Art Invention shall be owned as otherwise set forth in this Article 14 and shall be unaffected by this Section 14.1.2. The prosecution and maintenance of any Patent Rights to the extent claiming a Prior Art Invention owned by the First Party pursuant to this Section 14.1.2 shall be governed in accordance with the provisions of
Section 14.2.

                  14.1.3 DECISION ON PATENT RIGHTS. Upon request of a Party, the Intellectual Property Sub-Committee shall consider whether a Collaborative Invention is an ACLARA Invention, a TWT invention, a Joint Invention, and/or a Prior Art Invention, each as applicable. If the Intellectual Property Sub-Committee does not reach consensus regarding classification of a Collaborative Invention within a reasonable period of time, then either Party may refer the matter for attempted resolution by the Joint Steering Committee, and similarly to the CEO's of both Parties if the Joint Steering Committee does not reach resolution in within a reasonable period of time. [ * ]

                  14.1.4 ASSIGNMENTS. The assignments necessary to accomplish ownership of Patent Rights as set forth in this Section 14.1 are hereby made, and shall be made, and each Party will execute such further documents as may be reasonably necessary or appropriate, and provide reasonable assistance and cooperation, to implement the provisions of this Section 14.1. For clarity, each Party hereby assigns, and shall assign, to the other Party a joint ownership interest in and to all Patent Rights to the extent claiming Joint Inventions such that the Patent Rights are jointly owned by TWT and ACLARA, and, except as expressly provided herein, without any obligation to account to the other Party for profits therefrom and without any obligation to obtain any approval of the other Party to license or otherwise exploit the Patent Rights in such Joint Inventions. Each Party hereby waives any such right for accounting or approval it may have under applicable laws in any country. No right, title, or interest is assigned in or to any Patent Rights owned by a Party prior to the Effective Date or with respect to any invention that is not a Collaborative Invention.

                  14.1.5 LICENSES.

                           (i)  Subject  to the  terms  and  conditions  of this
Agreement, including restrictions on exploitation of Approved Products and ACLARA Components, ACLARA hereby grants, and shall grant, to TWT a worldwide, non-exclusive, fully paid up, royalty free, perpetual, non-terminable, right and license under all Patent Rights assigned to ACLARA under this Section 14.1, to make, have made, use, sell, offer to sell, import, and otherwise exploit any and all products, components, services, and other subject matter covered by such Patent Rights, including to practice any method or process in connection therewith. The right and license granted to TWT in this

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Section 14.1.5(i) includes the right to grant and authorize sublicenses under the Patent Rights assigned to ACLARA under this Section 14.1, provided that TWT shall not grant or authorize any such sublicenses except in connection with the license of other Intellectual Property Rights of TWT or its Affiliate or in connection with any products, components, services, or other Technology of TWT or its Affiliates.

                           (ii)  Subject  to the  terms and  conditions  of this
Agreement, including restrictions on exploitation of Approved Products and Cleavase Enzymes, TWT hereby grants, and shall grant, to ACLARA a worldwide, non-exclusive, fully paid up, royalty free, perpetual, non-terminable, right and license under all Patent Rights assigned to TWT under this Section 14.1, to make, have made, use, sell, offer to sell, import, and otherwise exploit any and all products, components, services, and other subject matter covered by such Patent Rights, including to practice any method or process in connection therewith. The right and license granted to ACLARA in this Section 14.1.5(ii) includes the right to grant and authorize sublicenses under the Patent Rights assigned to TWT under this Section 14.1, provided that ACLARA shall not grant or authorize any such sublicenses except in connection with the license of other Intellectual Property Rights of ACLARA or its Affiliate or in connection with any products, components, services, or other Technology of ACLARA or its Affiliates.

         14.2. PROSECUTION OF SOLELY OWNED PATENT RIGHTS. TWT shall, at its expense, have sole control and authority in preparing, filing, prosecuting and maintaining worldwide, in such countries as it deems appropriate, Patent Rights to the extent claiming TWT Inventions or other inventions solely owned by TWT, including in conducting interferences, re-examinations, reissues, oppositions or requests for patent term extensions, each using counsel of its choice. Similarly, ACLARA shall, at its expense, have sole control and authority in preparing, filing, prosecuting and maintaining worldwide, in such countries as it deems appropriate, Patent Rights to the extent claiming ACLARA Inventions and other inventions solely owned by ACLARA, including in conducting interferences, re-examinations, reissues, oppositions or requests for patent term extensions, each using counsel of its choice.

         14.3. PROSECUTION OF JOINTLY OWNED PATENT RIGHTS. One Party (the "PROSECUTING PARTY") shall have the first right to pursue patent protection for Joint Inventions, and the other party (the "NON-PROSECUTING PARTY") agrees to take all reasonable action to cooperate fully with the Prosecuting Party in this regard. If the Joint Invention relates solely to ACLARA Technology that is developed other than under the Development Program, then ACLARA shall be the Prosecuting Party. Otherwise, TWT shall be the Prosecuting Party. In the event that a Party determines that it may be desirable to file a patent application for a Joint Invention, it shall consult with the other Party and the Intellectual Property Sub-Committee in accordance with Section 14.3.2 regarding the Joint Invention. After such consultation, if either Party desires to file a patent application for the Joint Invention, then the Parties shall proceed in accordance with this Section 14.3. Neither Party shall file a patent application for a Joint Invention, however, prior to such consultation.

                  14.3.1 The Prosecuting Party shall have the first right to file, prosecute and maintain patent and patents applications for the respective Joint Invention. The Non-Prosecuting Party shall

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promptly reimburse the Prosecuting Party for one-half (1/2) of the Prosecuting
Party's out-of-pocket expenses in connection with such activities as they are incurred, provided that if the Non-Prosecuting Party so notifies the Prosecuting Party, the Non-Prosecuting Party shall not be responsible for any further costs under this Section 14.3.1 related to the particular patent or patent application, in which case all right, title and interest in and to such patent or application (as the case may be) and any patents issuing thereon shall be owned by the Prosecuting Party (subject to any licenses granted to the Non-Prosecuting Party under this Agreement). If the Prosecuting Party fails or declines to take such actions to pursue patent protection with respect to any Joint Invention after consultation in accordance with this Section 14.3, then the Non-Prosecuting Party shall have the right to file, prosecute and maintain such patent applications or patents at its sole expense, in which case all right, title and interest in and to such patent or application (as the case may be) and any patents issuing thereon shall be owned by the Non-Prosecuting Party (subject to the licenses granted to the Prosecuting Party solely under this Agreement, excluding any licenses with respect to such Patent Rights granted under this Article 14, each unless otherwise agreed by the Parties in writing), and the subject matter thereof shall no longer be considered a Joint Invention hereunder. The Prosecuting Party shall notify the Non-Prosecuting Party at least sixty (60) days (or such shorter period as is reasonably practicable for deadlines not extendable beyond ninety (90) days) prior to the date the next action or filing is due to be taken with respect to a patent application or patent for a Joint Invention, if the Prosecuting Party does not intend to take any of the foregoing actions with respect to such patent application or patent.

                  14.3.2 COOPERATION.

                           (i)  GENERAL.  The  Prosecuting  Party shall keep the
Non-Prosecuting Party reasonably informed as to the status of patent matters pertaining to Joint Inventions for which a patent application has been filed in accordance with this Section 14.3, including providing to the Non-Prosecuting Party copies of any significant documents that the Prosecuting Party receives from or sends to patent offices, such as notices of interferences, re-examinations, oppositions or requests for patent term extensions. The Non-Prosecuting Party shall fully cooperate with and assist the Prosecuting Party in connection with such activities, at the Prosecuting Party's request.

                           (ii) INTELLECTUAL PROPERTY  SUB-COMMITTEE.  The Joint
Steering Committee shall establish an Intellectual Property Sub-Committee to manage the cooperation between the Parties under this Section 14.3.2 and to propose determinations under Section 14.1.3. The Intellectual Property Sub-Committee shall report to, and follow guidelines established by, the Joint Steering Committee. The Intellectual Property Sub-Committee shall be comprised of an equal number of representatives of each Party and its decisions shall be for advisory purposes only unless approved by the Joint Steering Committee, provided that decisions regarding ownership shall be made solely by the Parties in accordance with Section 14.1.3. Prior to filing a new application for Patent Rights claiming a Joint Invention, each Party shall submit to the Intellectual Property Sub-Committee an invention disclosure form for the respective invention which sets forth in reasonable detail the names of the respective inventors; their affiliation; an invention title; a reasonable description of the invention, including the proposed benefit or improvement over the current technology and how the invention could be used; and the invention conception date referring to the

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first oral disclosure and any notebook or other written documentation. The
Intellectual Property Sub-Committee shall review such invention disclosure form and shall attempt in good faith to determine whether TWT or ACLARA is the Prosecuting Party for the Joint Invention. Additionally, the Intellectual Property Sub-Committee shall, among other things, determine whether, consistent with applicable law regarding inventorship, to correct or supplement the inventors listed on the invention disclosure form in view of activities conducted under the Development Program.

                  14.3.3 ENFORCEMENT. Each Party shall have the sole right, but not the obligation, to enforce its solely owned Patent Rights. Each Party shall have the right, but not the obligation, to enforce Patent Rights to the extent claiming Joint Inventions ("JOINT PATENTS"). Because each Party has the right to grant and authorize sublicenses under Joint Patents, however, a Party that intends to enforce a Joint Patent shall first consult with the other Party. [ * ] Each Party shall notify the other Party in writing if it becomes aware of an infringement by a third party of any Joint Patents, and the Parties will promptly thereafter meet to discuss the matter. The Parties shall each have the right to participate in any action to enforce Joint Patents and shall each cooperate with the other in good faith.

                                   ARTICLE 15

                                 CONFIDENTIALITY

         15.1. CONFIDENTIAL INFORMATION. As used herein, "CONFIDENTIAL INFORMATION" shall mean information disclosed by a Party which if disclosed in tangible form is marked "Confidential" or with other similar designation to indicate its confidential or proprietary nature or if disclosed orally is indicated orally at the time of such disclosure to be confidential or proprietary by the Party disclosing such information and is confirmed as being confidential or proprietary by the disclosing Party in a writing delivered to the receiving Party within a reasonable time after such disclosure. The Parties agree that the receiving Party shall not publish or otherwise disclose, and shall not use for any purpose, any Confidential Information furnished to it by the other Party pursuant to this Agreement, except as set forth in Section 15.2. Notwithstanding the foregoing, Confidential Information shall not include information that, in each case as demonstrated by competent evidence:

                  15.1.1 was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure or, as shown by written documentation;

                  15.1.2 was independently developed by the receiving Party without use of or reference to the Confidential Information of the disclosing Party;

                  15.1.3 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

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                  15.1.4 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

                  15.1.5 was subsequently lawfully disclosed to the receiving Party by a person other than the disclosing Party not under an obligation of confidentiality.

         15.2. PERMITTED USE AND DISCLOSURE. Notwithstanding the provisions of
Section 15.1, each Party may disclose the other Party's Confidential Information to the extent such disclosure is reasonably necessary to comply with applicable governmental laws, regulations, or orders; provided that if a Party is required to make any such disclosure of the other Party's Confidential Information, it will, to the extent it may legally do so, give reasonable advance notice to the latter Party of such disclosure and will use its reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). Each Party shall also have the right to use the Confidential Information of the other Party in accordance with licenses granted in this Agreement and as otherwise reasonably necessary to exercise its rights hereunder. Each Party shall disclose the Confidential Information of the other Party only to its employees and Affiliates as reasonably necessary for such Party to exercise such rights, provided that TWT shall have the right to disclose the Confidential Information of ACLARA to third party contractors as reasonably necessary to exercise its rights set forth in Section 10.1 and 11.11, and ACLARA shall have the right to disclose the Confidential Information of TWT to the third party contract manufacturer in order to exercise its rights in accordance with Section 12.11.

         15.3. CONFIDENTIAL TERMS/PUBLICITY. Each of the Parties hereto agrees not to disclose to any third party the terms and conditions of this Agreement without the prior written consent of the other Party hereto, except (i) to advisors and investors on a need-to-know basis under conditions which reasonably ensure the confidentiality thereof; (ii) as required by any court or other governmental body; (iii) as otherwise required by law; (iv) in confidence to legal counsel of such parties; (v) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; (vi) in confidence, in connection with a merger, acquisition of stock or assets, proposed merger or acquisition, or the like; or (vii) as advisable or required in connection with any government or regulatory filings, including without limitation filings with the SEC; provided however, prior to any such required disclosure the non-disclosing Party shall be allowed to review the proposed disclosure, and the disclosing Party agrees to consider in good faith any proposed revisions thereof provided to the disclosing Party within two (2) business days of the non-disclosing Party's receipt of the proposed disclosure, and the Parties shall seek confidential treatment for such disclosure as permitted by applicable law.

         15.4. PROPRIETARY MARKINGS. Neither Party shall remove any trademark, trade name, copyright notice, patent marking or other proprietary notice from any materials provided to it by the other Party in connection with this Agreement.

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                                   ARTICLE 16

                  REPRESENTATIONS, WARRANTIES, AND DISCLAIMERS

         16.1. GENERAL. Each Party represents, warrants and covenants to other that (i) it has obtained all necessary corporate approvals to enter into and execute this Agreement; (ii) it has the full right, power, and authority to enter into this Agreement, grant the rights and licenses granted herein, and to perform its obligations hereunder; (iii) it has not previously granted and will not grant any rights in conflict with the rights and licenses granted herein; and (iv) it shall comply with the requirements of any and all applicable federal, state, local, foreign and other laws, regulations, rules and orders of any governmental body having jurisdiction over such Party or the activities of such Party contemplated by this Agreement.

         16.2. BY TWT. Subject to the terms and conditions of this Agreement, TWT represents and warrants to ACLARA that, as of the Effective Date, none of TWT or its Affiliates has received from a third party notice in writing that the composition, manufacture, sale, use, or other exploitation of its products or services might infringe or misappropriate any Intellectual Property Rights of such third party and to the knowledge of the senior management of TWT (at the Vice President level or higher) as of the Effective Date, (i) no action, suit or claim (each an "ACTION") has been initiated or threatened against TWT or its Affiliates with respect to such products or services, and (ii) there is no basis for any such notice or Action.

         16.3. BY ACLARA. Subject to the terms and conditions of this Agreement, ACLARA represents and warrants to TWT that, as of the Effective Date none of ACLARA or its Affiliates has received from a third party notice in writing that the composition, manufacture, sale, use, or other exploitation of its products or services might infringe or misappropriate any Intellectual Property Rights of such third party and to knowledge of the senior management of ACLARA (at the Vice President level or higher) as of the Effective Date, (i) no action, suit or claim (each an "Action") has been initiated or threatened against ACLARA or its Affiliates with respect to such products or services, and (ii) there is no basis for any such Action.

         16.4. DISCLAIMERS.

                  16.4.1 Notwithstanding Sections 16.2 and 16.3, if a Party has knowledge that a third party Patent Right might be asserted with respect to particular uses of its product, such Party shall not be considered in breach of
Section 16.2 or 16.3, as applicable, with respect to such Patent Right or product to the extent that the Party in good faith labels the product, as of the Effective Date, in a manner that reasonably restricts the uses of the product that are licensed or authorized in light of the third party Patent Right.

                  16.4.2 EXCEPT AS EXPRESSLY SET FORTH HEREIN, TWT AND ACLARA EXPRESSLY DISCLAIM ANY AND ALL REPRESENTATIONS, WARRANTIES AND CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITH RESPECT TO ANY WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT,

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FITNESS FOR A PARTICULAR PURPOSE, OR VALIDITY. Neither Party makes any representation or warranty that the Development Program, the Early Access Program, or commercialization of the resulting Approved Products, if any, will be successful in whole or part.

                  16.4.3 EXCEPT WITH RESPECT TO THE UNAUTHORIZED EXPLOITATION OF THE OTHER PARTY'S INTELLECTUAL PROPERTY RIGHTS OR A BREACH OF ARTICLE 15, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, OR INCIDENTAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING LOSS OF PROFITS OR ANTICIPATED SALES, OR ON ACCOUNT OF EXPENSES, INVESTMENTS, OR COMMITMENTS IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

                                   ARTICLE 17

                                 INDEMNIFICATION

         17.1. INDEMNIFICATION OF TWT.

                  17.1.1 ACLARA SOLE RESPONSIBILITIES. ACLARA shall indemnify and hold harmless each of TWT and its Affiliates, and the directors, officers, and employees of TWT and of such Affiliates, and the successors and assigns of any of the foregoing (the "TWT INDEMNITEES"), from and against any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) (any of the foregoing, a "CLAIM") incurred by any TWT Indemnitee, based upon a claim of a third party, to the extent resulting from: (i) the gross negligence or willful misconduct of ACLARA, or other illegal commercial practices by ACLARA; (ii) a breach by ACLARA of its representations or warranties in Article 16; (iii) representations or warranties made by ACLARA to third parties beyond those approved by the Joint Steering Committee; or (iv) breaches by ACLARA of its agreements with third parties which were within the reasonable control of ACLARA to avoid.

                  17.1.2 SHARED RESPONSIBILITIES. ACLARA shall also indemnify and hold harmless each of the TWT Indemnitees, from and against [ * ] of any and all Claims incurred by any TWT Indemnitee, to the extent not otherwise covered by the indemnity under Section 17.1.1 and based upon any claim, action, suit, or other proceeding brought by a third party against a TWT Indemnitee to the extent resulting from (i) the exercise of the rights granted to TWT, or the performance of TWT's responsibilities, under this Agreement, including without limitation, product liability claims relating to any Approved Products used, sold or otherwise distributed by TWT, its Affiliates or

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Marketing Distributor; (ii) the exercise or the practice of the rights or licenses granted to ACLARA under this Agreement; or (iii) the marketing, promotion, sale, or support of Approved Products by, or other actions or in-actions of, Joint Distributors. Notwithstanding the foregoing, ACLARA shall have no obligation under this Section 17.1.2 with respect to Claims within the scope of the indemnity by TWT to ACLARA under Section 17.2.1 or resulting from TWT's use of an Approved Product.

         17.2. INDEMNIFICATION OF ACLARA.

                  17.2.1 TWT SOLE RESPONSIBILITIES. TWT shall indemnify and hold harmless each of ACLARA and its Affiliates, and the directors, officers, and employees of ACLARA and of such Affiliates, and the successors and assigns of any of the foregoing (the "ACLARA INDEMNITEES"), from and against any and all liabilities, damages, settlements, claims, actions, suits, penalties, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) (any of the foregoing, a "CLAIM") incurred by any ACLARA Indemnitee, based upon a claim of a third party, to the extent resulting from: (i) the gross negligence or willful misconduct of TWT, or other illegal commercial practices by TWT; (ii) a breach by TWT of its representations or warranties in Article 16; (iii) representations or warranties made by TWT to third parties beyond those approved by the Joint Steering Committee; or (iv) breaches by TWT of its agreements with third parties which were within the reasonable control of TWT to avoid.

                  17.2.2 SHARED RESPONSIBILITIES. TWT shall also indemnify and hold harmless each of the ACLARA Indemnitees, from and against [ * ] of any and all Claims incurred by any ACLARA Indemnitee, to the extent not otherwise covered by the indemnity under Section 17.2.1 and based upon any claim, action, suit, or other proceeding brought by a third party against an ACLARA Indemnitee to the extent resulting from (i) the exercise of the rights granted to ACLARA, or the performance of ACLARA's responsibilities, under this Agreement, including without limitation, product liability claims relating to any Approved Products used, sold or otherwise distributed by ACLARA, its Affiliates or Marketing Distributor; (ii) the exercise or the practice of the rights or licenses granted to TWT under this Agreement; or (iii) the marketing, promotion, sale, or support of Approved Products by, or other actions or in-actions of, Joint Distributors. Notwithstanding the foregoing, TWT shall have no obligation under this Section
17.2.2 with respect to Claims within the scope of the indemnity by ACLARA to TWT under Section 17.1.1 or resulting from ACLARA's use of an Approved Product.

         17.3. PROCEDURE. A Party that intends to claim indemnification under this Article 17 (the "INDEMNITEE") shall promptly notify the other Party (the "INDEMNITOR") in writing of any Claim, in respect of which the Indemnitee intends to claim such indemnification. With respect to Claims under Sections
17.1.1 and 17.2.1, the Indemnitor shall have sole control of the defense and/or settlement thereof. With respect to Claims under Sections 17.1.2 and 17.2.2, the Indemnitee shall

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have sole control of the defense and/or settlement thereof. The Party that does not have control, however, shall have the right to participate in each defense and settlement with counsel of its own choosing at its own expense. The indemnity arrangements in this Article 17 shall not apply to amounts paid in settlement of any action with respect to a Claim, if such settlement is effected without the consent of the Indemnitor to the extent such consent is not withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any action with respect to a Claim, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 17, but the omission so to deliver written notice to the Indemnitor shall not relieve the Indemnitor of any liability that it may have to any Indemnitee otherwise than under this Article 17. The Party that is not controlling the defense and/or settlement of the Claim shall cooperate fully with the other Party and such other Party's legal representatives in the investigation of any action with respect to a Claim covered by this indemnification. For Claims within the scope of Section 17.1.1 or 17.1.2, such cooperation shall be at the Indemnitor's expense.

                                   ARTICLE 18

                               DISPUTE RESOLUTION

         18.1. DISPUTES. If the Parties, the Development Committee, or the Joint Steering Committee are unable to resolve any dispute (including a failure of the Joint Steering Committee to approve a Commercialization Plan and Budget by November 1 of the then current calendar year) arising out of or in connection with this Agreement, either Party may, by written notice to the other, have such dispute referred to the CEO's of each TWT and ACLARA for attempted resolution by good faith negotiations within thirty (30) days after such notice is received; provided that such time period shall be limited to ten (10) business days in the case of a failure under Section 6.6.1 to approve a Commercialization Plan and Budget. In such event, each Party shall cause its CEO or the CEO's designated high-level executive (at the vice president level or higher) to meet and be available to attempt to resolve such issue. Notwithstanding the foregoing, neither Party shall be obligated to negotiate for more than the thirty (30) days or ten (10) days that is applicable in accordance with the foregoing. If the Parties should resolve such dispute or claim, a memorandum setting forth their agreement will be prepared and signed by both Parties if requested by either Party. The Parties shall cooperate in an effort to limit the issues for consideration in such manner as narrowly as reasonably practicable in order to resolve the dispute.

         18.2. FULL ARBITRATION. Except with respect to disputes involving the Intellectual Property Rights of a Party, ACLARA and TWT agree that any dispute or controversy arising out of or in connection with this Agreement, or the validity, enforceability, construction, performance or breach hereof, which is not resolved under Section 18.1, shall be finally settled by binding arbitration
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the then current rules of the American Arbitration Association, subject to the additional limitations in Sections 18.3 and 18.4 when applicable. The venue of such arbitration shall be in Madison, Wisconsin for disputes brought by ACLARA and Santa Clara county, California for disputes brought by TWT. The arbitration shall be conducted by a single arbitrator appointed in accordance with such rules, provided that if either Party requests the arbitration shall be conducted by a panel of three (3) arbitrators, one appointed by each Party and the third appointed in accordance with such rules. The arbitrator(s) shall determine what discovery will be permitted, based on the principle of limiting the cost and time which the parties must expend on discovery; provided, the arbitrator(s) shall permit such discovery as they deem necessary to achieve an equitable resolution of the dispute. The decision and/or award rendered by the arbitrator(s) shall be written, final and non-appealable and may be entered in any court of competent jurisdiction. The Parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any Party. The costs of any arbitration, including administrative fees and fees of the arbitrator(s), shall be shared equally by the Parties, unless otherwise specified by the arbitrator(s). Each Party shall bear the cost of its own attorneys' and expert fees; provided that the arbitrator(s) may in their discretion award to the prevailing Party the costs and expenses incurred by the prevailing Party in connection with the arbitration proceeding. This Section
18.2 shall not be construed to prohibit either Party from seeking preliminary or permanent injunctive relief, restraining orders, decrees of specific performance, or other equitable remedies, in any court of competent jurisdiction. For avoidance of doubt, any such equitable remedies shall be cumulative and not exclusive and are in addition to any other remedies which either Party may have under this Agreement or applicable law.

         18.3. SHORT FORM ARBITRATION. The matters expressly identified in this Agreement, and otherwise by the Parties agree in writing, for resolution using short form arbitration shall, subject to the additional limitations in this
Section 18.3 and if not resolved in accordance with Section 18.1, be finally determined by binding arbitration in accordance with Section 18.2. Only one (1) arbitrator shall be used notwithstanding the provisions in Section 18.2 or any request to the contrary. In such arbitration, the arbitrator shall be an independent expert relating to the subject matter of such dispute mutually acceptable to the Parties. If the Parties are unable to agree on an arbitrator, the arbitrator shall be an independent expert as described in the preceding sentence selected by the chief executive of the New York City office of the American Arbitration Association. Each Party to the arbitration shall prepare a written proposal setting forth its position with respect to the substance of the dispute. Without delaying the arbitration procedures, for a period not to exceed three (3) days commencing no later than fifteen (15) days after the arbitrator has been selected, the Parties shall exchange and discuss the respective written proposal in good faith in an effort to resolve the matter. The arbitrator shall select one of the requested positions as his decision, and shall not have authority to render any substantive decision other than to so select the position of either TWT or ACLARA. If one Party does not submit to the arbitrator a written proposal setting forth its position within the time period established by the arbitrator therefor, the arbitrator shall select the other Party's position. The costs of such arbitration shall be shared equally by the Parties, and each Party shall bear its own expenses in connection with the arbitration. The parties shall use good faith efforts to complete arbitration under this
Section 18.3 within sixty (60) days following a request by any Party for such arbitration.

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Likewise, the arbitrator shall limit discovery as reasonably practicable to complete the arbitration in the foregoing time frames.

         18.4. COMMERCIALIZATION PLAN AND BUDGET DISPUTE RESOLUTION. Any failure of the Joint Steering Committee to approve a Commercialization Plan and Budget that is referred by a Party in accordance with Section 6.6.1 for resolution under this Article 18 shall, subject to the additional limitations in this
Section 18.4 and if not resolved in accordance with Section 18.1, be finally determined by binding arbitration in accordance with Section 18.2. In such arbitration, the arbitrator shall be an independent expert in marketing, sales and support of research products in the biopharmaceutical industry, with experience in the particular issue of the dispute mutually acceptable to the Parties. If the Parties are unable to agree on an arbitrator, the arbitrator shall be an independent expert as described in the preceding sentence selected by the chief executive of the New York City office of the American Arbitration Association. However, if either Party requests, the arbitration shall be conducted by a panel of three (3) arbitrators as set forth in Section 18.2. Each Party to the arbitration shall prepare a detailed proposal with respect to the matter(s) in dispute under the Commercialization Plan and Budget for consideration by the arbitrator(s). Without delaying the arbitration proceedings, for a period not to exceed three (3) days commencing no later than fifteen (15) days after the arbitrator(s) have been selected, the Parties shall exchange and discuss such proposals in good faith in an effort to resolve the matter. If one Party does not submit a detailed proposal to the arbitrator(s) within the time period established by the arbitrator(s) therefor, the arbitrator(s) shall select the other Party's position. It is acknowledged that the arbitrator(s) may desire to consider the unresolved matters in the context of the entire Commercialization Plan and Budget, provided that the decision by the arbitrator(s) shall be limited to resolution of the matter(s) that have not been resolved by the Joint Steering Committee. No discovery shall be permitted by the Parties; provided that the arbitrator(s) shall have the right to gather such additional information from the Parties as reasonably necessary to render a decision hereunder, taking into consideration the need for expediency. The arbitrator(s) shall select one of the proposed positions in the Commercialization Plan and Budgets proposed by a Party in accordance with the foregoing, and shall not have authority to render any substantive decision other than to so select the position of either TWT or ACLARA. The arbitrator(s) shall have no authority to make decisions for the Joint Steering Committee, beyond resolving disputes regarding the contents of the Commercialization Plan and Budget in accordance with this Section 18.4. The arbitrator shall resolves all disputes regarding the contents of the Commercialization Plan and Budget in accordance with the conditions and principles set forth on Exhibit 6.6.2 and shall in no case modify the terms or conditions or intent of this Agreement. All decisions of the arbitrator(s) under 18.4 with respect to the Commercialization Plan and Budget be subject to and guided by the guidelines set forth on Exhibit 6.6.2.

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                                   ARTICLE 19

                              TERM AND TERMINATION

         19.1. TERM. Unless terminated earlier pursuant to this Article 19, the term of this Agreement shall commence on the Effective Date and continue in full force and effect for [ * ] years after the first Commercial Launch of an Approved Product under this Agreement, expiring at the end of such [ * ] year period unless extended by mutual written agreement of the Parties. This Agreement may be terminated only in accordance with this Article 19.

         19.2. NO APPROVAL FOR COMMERCIAL LAUNCH. If no Approved Product has been approved by the Development Committee for Commercial Launch within [ * ] after expiration of the Development Term, then each Party thereafter shall be entitled to terminate this Agreement by written notice to the other Party, unless an Approved Product has otherwise been approved by the Development Committee for Commercial Launch prior to the date of the notice.

         19.3. TERMINATION FOR CAUSE. In the event of a material breach of this Agreement, the non-breaching Party shall be entitled to terminate this Agreement by written notice to the breaching Party, if such breach is not cured within ninety (90) days after written notice is given by the non-breaching Party to the breaching Party describing the breach in reasonable detail. During such ninety
(90) day period, the Parties shall cooperate reasonably and in good faith in an effort to determine a course of action that will cure the breach in a manner that is acceptable to both Parties. Additionally, it is acknowledged and agreed that this Agreement establishes a framework for cooperation between the Parties in collaboratively developing and commercializing Approved Products that the Parties intend will remain in place, notwithstanding the less substantial disagreements and difficulties that the Parties expect will arise from time to time. Accordingly, materiality for the purposes of termination of this Agreement will be judged in light of the entire scope and term of the relationship contemplated herein and whether the particular breach is significant enough to cause a substantial adverse impact on all activities contemplated hereunder. Notwithstanding anything to the contrary, in the event the Party receiving notice of termination disputes the other Party's right to terminate hereunder by written notice within five (5) days after receipt of such notice of termination ("NOTICE OF A DISPUTE"), the Agreement shall not be terminated until the issue of whether the Party providing notice of termination has the right to terminate hereunder has been finally resolved in accordance with Article 18 against the other Party in accordance with this Section 19.3, which resolution includes (i) a decision by the arbitrator(s) that this Agreement has been materially breached by such other Party, or (ii) a stipulation by such other Party that the Party providing notice of termination may terminate, and further provided that in the case of (i) above, such other Party does not cure the breach within ninety (90) days after the arbitrator(s) decision.

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         19.4. [Intentionally Omitted]

         19.5. EFFECT OF TERMINATION

                  19.5.1 NO RELEASE. Termination or expiration of this Agreement for any reason shall not release either Party hereto from any liability which at the time of such termination or expiration has already accrued to the other Party, including liability arising out of a breach of Article 16 that occurred prior to such time. Without limiting the foregoing, no payment that became payable prior to termination or expiration of this Agreement shall be affected by such termination or expiration. Rather, such payments shall remain payable after termination or expiration in accordance with the terms and conditions of this Agreement that were in effect immediately prior to the date of termination or expiration.

                  19.5.2 BREACH PRIOR TO APPROVAL FOR COMMERCIAL LAUNCH. If this Agreement is terminated by a Party for material breach by the other Party prior to approval of any Approved Product by the Development Committee for Commercial Launch, then the breaching Party shall reimburse the non-breaching Party for all of the non-breaching Party's Development Costs incurred under the Development Program in performing its responsibilities under the Development Plan and Budget for the particular Approved Product which were not previously reimbursed and all of the non-breaching Party's Commercialization Costs, if any, incurred in accordance with the Commercialization Plan and Budget which were not previously reimbursed. Such Development Costs and Commercialization Costs shall be reimbursed by the breaching Party to the non-breaching Party within thirty (30) days after the date of termination (except for excess Development Costs and Commercialization Costs to the extent set forth in Sections 5.5 and 6.7.3, respectively). Survival of the provisions of this Agreement if terminated by a Party for material breach by the other Party prior to approval of any Approved Product by the Development Committee for Commercial Launch shall otherwise be in accordance with survival upon expiration of the Agreement under Section 19.5.4(iii). If any Approved Product has been approved by the Development Committee for Commercial Launch, then termination for material breach shall be in accordance with Section 19.5.3.

                  19.5.3 BREACH AFTER APPROVAL FOR COMMERCIAL LAUNCH. If this Agreement is terminated by a Party for material breach by the other Party, and if the Development Committee approved prior to such termination an Approved Product for Commercial Launch, then the terms and conditions of this Agreement shall continue in force to the extent set forth in, and subject to, this Section
19.5.3 and, as applicable, Section 19.5.4(i) or 19.5.4(ii). The terms and conditions in this Section 19.5.3 shall apply only in the event of such termination.

                           (i)  APPROVED  PRODUCTS.  With  respect  to  Approved
Products not approved by the Development Committee for Commercial Launch, Development Costs not previously reimbursed will be reimbursed by the breaching Party to the non-breaching Party in accordance with Section 19.5.2. With respect to Approved Products approved by the Development Committee for Commercial Launch, Development Costs will be reimbursed in accordance with Section 5.6 in the same manner as prior to termination, except that reports shall be exchanged, and reconciliation and reimbursement shall be completed, within thirty (30) days after the date of termination.

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                                                                    CONFIDENTIAL

                           (ii)  LICENSES  TO   NON-BREACHING   PARTY.   If  the
non-breaching Party is TWT, then TWT shall continue to have the right to exercise its rights in accordance with Article 10 with respect to Approved Products approved for Commercial Launch, and to continue to exercise its rights under Article 7 with respect to such Approved Products. If the non-breaching Party is ACLARA, then ACLARA shall have the right to distribute Approved Products obtained in accordance with Section 19.5.3(vii) below in accordance with this Agreement. Only the non-breaching Party shall continue to have the right to internally use Approved Products under Section 7.15. In lieu of all payments in accordance with Section 8.3, the amount payable by the non-breaching Party to the breaching Party for distribution of Approved Products and Software shall be [ * ]. Payment of such royalty shall be net thirty days after the end of the applicable calendar quarter. Payments and offsets under Sections 8.4 and
8.5 shall continue in the same manner as prior to the date of termination. The exercise of rights by the non-breaching Party after such termination shall continue to be subject to termination by the breaching Party in accordance with the terms and conditions of this Article 19, except that, in light of the changed circumstances, the materiality standard will no longer be the heightened standard described in Section 19.3. In the event of such termination of the surviving rights of the non-breaching Party, this Agreement shall be treated as if it had expired, and survival shall be as set forth in Section 19.5.4(iii).

                           (iii)  LICENSES TO BREACHING  PARTY.  All licenses of
the breaching Party pursuant to this Agreement shall terminate upon termination by the non-breaching Party, except as provided in this Section 19.5.3(iii). If TWT is the breaching Party, TWT's licenses to manufacture Approved Products under Article 10 shall continue to survive but only for purposes of supply of Approved Products to ACLARA that are distributed by ACLARA as set forth in
Section 19.5.3(ii). If TWT is the breaching Party, its licenses under Sections
7.4 and 11.11 shall terminate, provided that TWT shall be relieved of any obligation to supply Approved Products to ACLARA as described in Section 19.5.3(vii) to the extent resulting from a failure of ACLARA to supply ACLARA Components to TWT. If ACLARA is the breaching Party, any licenses granted to ACLARA pursuant to Section 7.5, and the license set forth in Section 12.11, each shall terminate. Notwithstanding the foregoing, the breaching Party shall have the right to use and distribute Approved Products in its possession solely to the extent set forth in Section 19.5.3(v).

                          (iv) [Intentionally Omitted]

                           (v) BREACHING PARTY APPROVED  PRODUCT  INVENTORY.  If
requested by the non-breaching Party, the breaching Party shall transfer to the non-breaching Party in accordance with the non-price terms and conditions for supply of Approved Products by TWT under Article 12 all Approved Products in the possession of the breaching Party or its Affiliates. To the extent that the non-breaching Party does not wish to receive such Approved Products, the breaching Party shall have the right to distribute and use the Approved Products, in the same manner as it was authorized to distribute and use Approved Products prior to termination, for no more than ninety (90) days

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                                    CONFIDENTIAL

immediately following termination of the Agreement; provided that it shall be required to make payment to the non-breaching Party for such use and distribution in the same manner as it was required to make payment prior to termination.

                           (vi)  SUPPLY  OF ACLARA  COMPONENTS.  In the event of
termination by TWT for material breach by ACLARA, ACLARA shall continue to supply ACLARA Components to TWT in accordance with the supply terms in effect as of the date of the termination, including under Article 11; provided that all such supply shall be at [ * ] of ACLARA Components so supplied. Additionally, within thirty (30) days after TWT provides notice of termination to ACLARA for material breach by ACLARA, ACLARA shall enter into an escrow agreement with TWT, and deposit the ACLARA Deposit Materials in escrow under such escrow agreement, in the manner contemplated in Section 11.11 of this Agreement. In the event that ACLARA fails to supply (as defined in Section 11.11.1) any ACLARA Component in any one (1) calendar month after such termination, TWT shall have the right to exercise its rights under the Component Manufacturing License with respect to all ACLARA Components. The terms and conditions in Section 11.11.1 requiring TWT to discontinue the exercise of its rights upon demonstration by ACLARA of its ability to supply the ACLARA Component shall not apply, however, and TWT shall be entitled to continue to exercise the Component Manufacturing License notwithstanding ACLARA's ability, or demonstration of its ability, to supply the ACLARA Components to TWT. ACLARA Components supplied by ACLARA to TWT after termination shall continue to be restricted to use in Approved Products manufactured by TWT for internal use or distribution by TWT in accordance with
Article 7.

                           (vii)  SUPPLY OF APPROVED  PRODUCTS.  In the event of
termination by ACLARA for material breach by TWT, TWT shall continue to supply Approved Products to ACLARA in accordance the supply terms in effect as of the date of the termination, including under Article 12; provided that all such supply shall be at [ * ] of Approved Products so supplied. Additionally, within thirty (30) days after ACLARA provides notice of termination to TWT for material breach by TWT, TWT shall enter into an escrow agreement with ACLARA, and deposit the TWT Deposit Materials in escrow under such escrow agreement, in the manner contemplated in Section 12.11 of this Agreement. In the event that TWT fails to supply (as defined in Section 12.11.1) any Approved Product in any one (1) calendar month after such termination, ACLARA shall have the right to exercise its rights under the Backup Manufacturing License with respect to all Approved Products that ACLARA is authorized to distribute to Customers. The terms and conditions in Section 12.11.1 requiring ACLARA to discontinue the exercise of its rights upon demonstration by TWT of its ability to supply the ACLARA Component shall not apply, however, and ACLARA shall be entitled to continue to exercise the Backup Manufacturing License notwithstanding TWT's ability, or demonstration of its ability, to supply the Approved Products to ACLARA. Approved Products supplied by TWT to ACLARA after termination shall continue to be

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requested with respect to the omitted portions.

                                                                    CONFIDENTIAL

restricted to internal use by ACLARA in accordance with Section 7.15, and distribution by ACLARA in accordance with this Agreement.

                           (viii)  BRANDING AND JOINT MARKS.  The  non-breaching
Party shall remain obligated to brand the Approved Products using the marks of the breaching Party, and the Joint Marks approved by the Joint Steering Committee, each in the same manner as required prior to the date of termination, provided that the non-breaching Party shall be authorized to use the Joint Marks in the same manner as prior to termination of the Agreement. The breaching Party shall discontinue all use of the Joint Marks upon such termination of the Agreement.

                           (ix) INDEMNITY.  With respect to actions and inaction
of a Party that occurred prior to the date of termination, the indemnity obligations in Article 17 shall survive and continue to apply to Claims arising after termination in the same manner as such obligations applied prior to termination. With respect to actions and inaction of a Party on or after the date of termination, the indemnity obligations in Article 17 shall be modified as follows. The indemnity obligation in Section 17.1.1 or 17.2.1, as applicable, of the non-breaching Party shall continue to apply in accordance with Article 17 except that it shall extend to all Claims to the extent resulting from any action or inaction of the non-breaching Party after the date of termination in connection with this Agreement, including marketing, sales, promotional activities, support, warranties, and infringement, but excluding Claims to the extent resulting from the negligence or willful misconduct of the breaching Party. The indemnity obligations of the breaching Party under Article 17 shall be deemed terminated with respect to Claims to the extent based on actions or inactions occurring after the effective date of termination.

                  19.5.4 OTHER EFFECTS OF TERMINATION OR EXPIRATION. Any Development Plan and Budget, and any Commercialization Plan and Budget, in effect as of the date of any termination or expiration of this Agreement shall be deemed terminated at such time. Except as otherwise specified in Section 19.5.2, Commercialization Costs incurred prior to the date of termination or expiration shall be reimbursed in accordance with Section 6.7.4, except that reimbursement shall be completed within thirty (30) days after the date of termination or expiration

                           (i) BREACH BY TWT. The terms and  conditions  in this
Section 19.5.4(i) shall apply only in the event of termination by ACLARA for breach by TWT if the Joint Steering Committee approved an Approved Product for Commercial Launch prior to such termination. Articles [ * ] shall survive termination of this Agreement for breach by TWT. Upon such termination, TWT shall return or destroy, as requested by ACLARA, all Confidential Information of ACLARA in TWT's possession or control and TWT shall provide to ACLARA, within thirty (30) days after the date of such termination, written certification that it has complied with such requirement. It is acknowledged and agreed that ACLARA and only ACLARA would be the Commercializing Party under the applicable surviving provisions. For clarity, such surviving

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requested with respect to the omitted portions.

                                                                    CONFIDENTIAL

provisions shall survive only during the original term of the Agreement, plus an additional period of time equal to the time between (A) when TWT provides ACLARA a Notice of a Dispute under Section 19.3 above and (B) such time as the associated dispute has been resolved under Section 19.3(i) or 19.3(ii); provided that such additional period of time shall in no event exceed [ * ]. After the original term of the Agreement plus such additional period of time, the Agreement will expire as set forth in Section 19.5.4(iii).

                           (ii) BREACH BY ACLARA.  The terms and  conditions  in
this Section 19.5.4(ii) shall apply only in the event of termination by TWT for breach by ACLARA if the Joint Steering Committee approved an Approved Product for Commercial Launch prior to such termination. Articles [ * ] shall survive termination of this Agreement for breach by ACLARA. Upon such termination, ACLARA shall return or destroy, as requested by TWT, all Confidential Information of TWT in ACLARA's possession or control and ACLARA shall provide to TWT, within thirty (30) days after the date of such termination, written certification that it has complied with such requirement. All rights and licenses granted to ACLARA pursuant to Section 7.3 shall be deemed terminated as of the date of such termination. It is acknowledged and agreed that only TWT would be the Commercializing Party under the applicable surviving provisions. For clarity, such surviving provisions shall survive only during the original term of the Agreement, plus an additional period of time equal to the time between (A) when ACLARA provides TWT a Notice of Dispute under Section 19.3 above and (B) such time as the associated dispute has been resolved under
Section 19.3(i) or 19.3(ii); provided that such additional period of time shall in no event exceed [ * ]. After the original term of the Agreement plus such additional period of time, at which point the Agreement will expire as set forth in Section 19.5.4(iii).

                           (iii)  EXPIRATION.  Articles  [ *  ],  shall  survive
expiration of this Agreement. Upon expiration of this Agreement, each Party shall return or destroy, as requested by the other Party, all Confidential Information of the other Party in its possession or control and each Party shall provide to the other Party, within thirty (30) days after such expiration, written certification that it has complied with such requirement. Upon expiration of the Agreement, neither Party shall have the right to use the Joint Marks except to the extent otherwise agreed by the Parties in writing.

                           (iv) ANY EXPIRATION OR  TERMINATION.  Notwithstanding
anything to the contrary, each Customer that obtained a license to use Software with an Approved Product in accordance with this Agreement prior to such termination or expiration shall retain the right to use such Software in accordance with, and subject to, the terms and conditions of the applicable Customer agreement.

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                    CONFIDENTIAL

                                   ARTICLE 20

                                     GENERAL

         20.1. NO OTHER RIGHTS. Nothing herein shall be construed as granting, whether by implication, estoppel, reliance, or otherwise, any right or license to or under any Intellectual Property Rights of a Party other than under the ACLARA Technology, TWT Technology, and Intellectual Property Rights to Software, as expressly set forth herein, or as granting any right or license to a Party other than those expressly granted to such Party in this Agreement. Without limiting the foregoing, nothing shall be construed as granting any right or license with respect to any products or Technology other than Approved Products and Software. ALL RIGHTS WITH RESPECT TO TECHNOLOGY OR INTELLECTUAL PROPERTY RIGHTS OF A PARTY THAT ARE NOT SPECIFICALLY GRANTED HEREIN ARE RESERVED TO THE PARTY OWNING THE RESPECTIVE TECHNOLOGY OR INTELLECTUAL PROPERTY RIGHT. Activities of a Party beyond the scope of the licenses granted herein which infringe the Intellectual Property Rights of the other Party shall be deemed to be a breach of this Section 20.1. Except with respect to Joint Inventions to the extent set forth in Article 14, nothing in this Agreement shall imply or create any obligation for either Party to enforce, obtain, maintain, or otherwise bring or prosecute any action based upon its Intellectual Property Rights against any party. Except for compliance with Article 15, nothing in this Agreement is intended to impair or otherwise restrict either Party from acquiring, licensing, developing itself, or having developed by others, or otherwise obtaining access to, Technology for use in connection with products, components, and services other than the Approved Products, which Technology performs the same or similar functions as the technology provided by the other Party pursuant to this Agreement. Without limiting the foregoing, the development, promotion, marketing, distribution, and other exploitation of any products, components, or services based upon or incorporating such other Technology, and the effects of such activities, shall not be considered when determining whether a Party has complied with its diligence obligations under this Agreement.

         20.2. GOVERNING LAW AND JURISDICTION. THIS AGREEMENT, AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES OF CALIFORNIA OR ANY OTHER JURISDICTION.

         20.3. ASSIGNMENT. Neither Party hereto may assign or otherwise transfer this Agreement or any of its rights or licenses hereunder without the prior written consent of the other Party hereto, except to a party that succeeds to all or substantially all of such Party's business or assets, whether by sale, merger, operation of law or otherwise; provided that such assignee or transferee agrees in writing to be bound by the terms and conditions of this Agreement. Any other attempt to transfer or assign shall be void without the prior written consent of the other Party. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors or permitted assigns of the Parties.

                                                                    CONFIDENTIAL

         20.4. INDEPENDENT CONTRACTORS. The relationship of ACLARA and TWT established by this Agreement is that of independent contractors. Nothing in this Agreement shall be construed to create any relationship other than independent contractors. Neither Party shall have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other, and neither Party shall attempt, or create the appearance that it is able, to do so.

         20.5. FORCE MAJEURE. Except with respect to the payment of money, neither Party shall be liable to the other for delays or failures in performance resulting from causes beyond the reasonable control of that Party, including acts of God; inability to obtain materials or supplies, including failures or breaches by suppliers; acts of government or its agencies, including laws, regulations, and judicial action; strikes or other labor disputes or disturbances; power disruptions; riots or civil disturbances; acts of war; or communication, utility or transportation failures. The obligation of the Party unable to perform, as set forth in this Section 20.5, ("DELAYED PARTY") shall be suspended, and non-performance shall be excused, during such force majeure event, subject to the Delayed Party's compliance with the following. The Delayed Party shall give the other Party written notice of its inability to perform and a description, in reasonable detail, of the cause of the inability and will use reasonable commercial efforts to remedy the situation and remove, so far as is commercially reasonable and as soon as practicable, the cause of such inability. The Delayed Party shall give the other Party prompt notice of the cessation of the event of force majeure. For clarity, this Section 20.5 shall not prevent either Party from exercising its manufacturing license granted in Section 11.11 or Section 12.11, as applicable, to the extent that the conditions set forth the applicable Section are met as a result of the force majeure event, provided that the exercise of such rights shall be solely to the extent reasonably necessary to make up for the supply shortages resulting from the force majeure event.

         20.6. NOTICES. Any notice or other communication required by this Agreement shall be made in writing and given by (i) prepaid, first class, certified mail, return receipt requested, (ii) facsimile, or (iii) overnight courier, and shall be deemed to have been served on the date received by the addressee at the following address or such other address as may from time to time be designated to the other Party in writing in accordance with this Section 20.6:

         If to: ACLARA
         ACLARA BioSciences, Inc.
         1288 Pear Avenue
         Mountain View, CA 94043

         Attn: President and CEO
         Telefax:  (650) 210-9271

                                                                    CONFIDENTIAL

         With a copy to:
         Vice President, Legal Affairs

         If to: TWT
         Third Wave Technologies, Inc.
         502 South Rosa Road

         Madison, WI 53719

         Attn: President
         Telefax:  (608) 273-8618

         With a copy to:

         Wilson Sonsini Goodrich & Rosati
         650 Page Mill Road
         Palo Alto, CA 94304-1050
         Attn: Kenneth A. Clark, Esq.
         Telefax: (650) 493-6811

         20.7. COMPLIANCE WITH LAWS. Notwithstanding anything to the contrary contained herein, all rights and obligations of TWT and ACLARA are subject to prior compliance with, and each Party shall comply with, all United States and foreign export and import laws, regulations, and orders, and such other United States and foreign laws, regulations, and orders as may be applicable, including obtaining all necessary approvals required by the applicable agencies of the governments of the United States and foreign jurisdictions.

         20.8. ARTICLE AND SECTION HEADINGS, LANGUAGE AND CONSTRUCTION. The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references in this Agreement to "Articles," "Sections" and "Exhibits" refer to the articles, sections and exhibits of this Agreement. The words "hereof," "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any subdivision contained in this Agreement. The words "include" and "including" when used herein are not exclusive and mean "include, without limitation" and "including, without limitation," respectively. This Agreement has been negotiated by the Parties and their respective counsel. Accordingly, this Agreement will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either Party.

         20.9. MODIFICATION AND WAIVER. No amendment or modification of any provision of this Agreement shall be effective unless in writing signed by all Parties hereto. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or

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                                                                    CONFIDENTIAL

performance or any other matter not set forth in an agreement in writing and signed by all Parties. A Party's failure to enforce any provision of this Agreement shall not constitute a waiver of any terms or conditions of this Agreement or with respect to any other or subsequent breach, nor a waiver by such party of its right at any time thereafter to require exact and strict compliance with the terms hereof or of any other right hereunder.

         20.10. SEVERABILITY. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

         20.11. ENTIRE AGREEMENT. The Parties acknowledge that this Agreement and the Exhibits of this Agreement, and that certain other Agreement and the Exhibit thereto executed by the Parties on even date herewith set forth the entire agreement and understanding of the Parties as to the subject matter hereof and thereof, and supersede all prior and contemporaneous discussions, agreements and writings in respect hereto and thereto, including without limitation, the term sheet. The Exhibits to this Agreement are hereby incorporated into this Agreement by this reference.

         20.12. FURTHER ASSURANCES. Each Party shall, without demanding any further consideration therefor, at the request and expense of the other Party, do (and cause its employees to do) all lawful and just acts that may be or become necessary for evidencing, maintaining, recording and perfecting assignments to such other Party of Patent Rights in accordance with this Agreement, including but not limited to, execution and acknowledgement of (and causing its employees to execute and acknowledge) assignments and other instruments in a form reasonably required by such other Party or the relevant governmental or other authorities for each applicable jurisdiction.

                                                                    CONFIDENTIAL

         20.13. BANKRUPTCY.

                  20.13.1 CONCERNING LICENSOR. All rights and licenses granted hereunder or pursuant hereto are, and shall be deemed to be, for purposes of
Section 365(n) of the United States Bankruptcy Code, licenses to rights of "intellectual property," as defined thereunder. Any escrow agreement entered into pursuant to this Agreement shall be considered an "agreement supplementary to" such rights and licenses as provided in Section 365(n). Notwithstanding any provision contained herein to the contrary, if the Party granting such rights is under any proceeding under the United States Bankruptcy Code and the trustee in bankruptcy of such Party, or such Party, as a debtor in possession, rightfully elects to reject this Agreement, the licensed Party shall have the right, pursuant to Sections 365(n)(1) and 365(n)(2) of the United States Bankruptcy Code, to retain any and all of the rights licensed to it hereunder, to the maximum extent permitted by law, subject to any royalty payments due to the licensor Party as specified herein.

                  20.13.2 CONCERNING LICENSEE. Notwithstanding anything to the contrary, a Party granting a license to the other Party under this Agreement hereby consents to the assumption of this Agreement by such licensee Party in any case under chapter 11 of the United States Bankruptcy Code to the extent that such consent is required under 11 U.S.C. ss.365(c)(1), but only if the licensee Party is otherwise entitled to assume this Agreement under the requirements of the Bankruptcy Code. The sole purpose of the foregoing consent is to overcome any restriction imposed by 11 U.S.C. ss.365(c)(1) on the licensee Party's assumption of this Agreement in a chapter 11 case concerning such licensee Party. It is not intended to limit any other rights of the licensor Party under this Agreement or any provision of the Bankruptcy Code, including, without limitation, 11 U.S.C. ss. 365(c)(1). The foregoing consent applies only to the assumption of the Agreement by the licensee Party and does not apply to such Party's assignment of this Agreement or any rights hereunder to a third party, which shall remain subject to all of the terms and conditions of Section
20.3 of this Agreement.

         20.14. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

                           [Intentionally Left Blank]

                                                                    CONFIDENTIAL

         IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement.

THIRD WAVE TECHNOLOGIES, INC.              ACLARA BIOSCIENCES, INC.

("TWT")                                    ("ACLARA")

By:    /s/ Ian B. Edvalson                By:    /s/ Philip A. Petersen
       ----------------------------------        -------------------------------------

Name:  IAN B. EDVALSON                    Name:  PHILIP A. PETERSEN
       ----------------------------------        -------------------------------------

Title: SR VP, CORPORATE DEVELOPMENT       Title: VICE PRESIDENT, CORPORATE DEVELOPMENT
       ----------------------------------        -------------------------------------




Exhibits to this Agreement:

EXHIBIT 1.2 - ACLARA MARKS EXHIBIT 1.7 - [ * ] INSTRUMENTS EXHIBIT 1.8 - CLEAVASE ENZYMES EXHIBIT 1.11 - COMMERCIALIZATION COSTS EXHIBIT 1.69 - TWT MARKS

EXHIBIT 3.1 - INITIAL DEVELOPMENT PLAN AND BUDGET
EXHIBIT 6.6.2 -COMMERCIALIZATION PLAN AND BUDGETS GUIDELINES
EXHIBIT 8.3 - ACCOUNTING BASED ON TWT SALES



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requested with respect to the omitted portions.

                                                                    CONFIDENTIAL

                                   EXHIBIT 1.2

                                  ACLARA MARKS

         o  ACLARA(R)BioSciences, Inc.
         o  eTag(TM)

                                                                    CONFIDENTIAL

                                   EXHIBIT 1.7

                                [ * ] INSTRUMENTS

                                      [ * ]


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requested with respect to the omitted portions.

                                                                    CONFIDENTIAL

                                   EXHIBIT 1.8

                                CLEAVASE ENZYMES

                                     [ * ]


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requested with respect to the omitted portions.

                                                                    CONFIDENTIAL

                                  EXHIBIT 1.11

                             COMMERCIALIZATION COSTS

                                      [ * ]



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requested with respect to the omitted portions.

                                                                    CONFIDENTIAL

                                  EXHIBIT 1.69

                                    TWT MARKS

         o  Third Wave Technologies, Inc.
         o  Invader(R)
         o  Cleavase(R)

                                                                    CONFIDENTIAL

                                   EXHIBIT 3.1

                       INITIAL DEVELOPMENT PLAN AND BUDGET

                                INITIAL WORK PLAN

                                     [ * ]



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requested with respect to the omitted portions.

                                                                    CONFIDENTIAL

                                  EXHIBIT 6.6.2

                  COMMERCIALIZATION PLAN AND BUDGET GUIDELINES

Unless otherwise agreed in writing by the Parties the Commercialization Plan and Budget shall include the following:

                                     [ * ]



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requested with respect to the omitted portions.

                                                                    CONFIDENTIAL

                                   EXHIBIT 8.3

                       REVENUE SHARING CALCULATION EXAMPLE

         The following is for example purposes only.

                                     [ * ]









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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.